Lord Abbett Investment Trust

PROSPECTUS

APRIL 1, 2016,
AS REVISED JUNE 24, 2016

LORD ABBETT DIVERSIFIED EQUITY STRATEGY FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LDSAX	I	LDSYX	R4	LDSSX
	B	LDSBX	P	LDSPX	R5	LDSTX
	C	LDSCX	R2	LDSQX	R6	LDSVX
	F	LDSFX	R3	LDSRX
LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LABFX	I	LABYX	R4	BLASX
	B	LABBX	P	LABPX	R5	BLATX
	C	BFLAX	R2	BLAQX	R6	BLAVX
	F	BLAFX	R3	BLARX
LORD ABBETT MULTI-ASSET GROWTH FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LWSAX	I	LWSYX	R4	LGIKX
	B	LWSBX	P	LWSPX	R5	LGITX
	C	LWSCX	R2	LGIQX	R6	LGIVX
	F	LGXFX	R3	LGIRX
LORD ABBETT MULTI-ASSET INCOME FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	ISFAX	I	ISFYX	R4	LIXSX
	B	ISFBX	P	ISFPX	R5	LIXTX
	C	ISFCX	R2	LIGQX	R6	LIXVX
	F	LIGFX	R3	LIXRX
LORD ABBETT CONVERTIBLE FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LACFX	I	LCFYX	R4	LCFSX
	B	LBCFX	P	LCFPX	R5	LCFTX
	C	LACCX	R2	LBCQX	R6	LCFVX
	F	LBFFX	R3	LCFRX
LORD ABBETT CORE FIXED INCOME FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LCRAX	I	LCRYX	R4	LCRSX
	B	LCRBX	P	LCRPX	R5	LCRTX
	C	LCRCX	R2	LCRQX	R6	LCRVX
	F	LCRFX	R3	LCRRX
LORD ABBETT CORE PLUS BOND FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LAPLX	I	LAPIX	R4	LAPUX
	C	LAPCX	R2	LAPTX	R5	LAPVX
	F	LPLFX	R3	LAPQX	R6	LAPWX
LORD ABBETT FLOATING RATE FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LFRAX	I	LFRIX	R4	LRRKX
	B	N/A	R2	LFRRX	R5	LRRTX
	C	LARCX	R3	LRRRX	R6	LRRVX
	F	LFRFX
LORD ABBETT HIGH YIELD FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LHYAX	I	LAHYX	R4	LHYSX
	B	LHYBX	P	LHYPX	R5	LHYTX
	C	LHYCX	R2	LHYQX	R6	LHYVX
	F	LHYFX	R3	LHYRX
LORD ABBETT INCOME FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LAGVX	I	LAUYX	R4	LAUKX
	B	LAVBX	P	N/A	R5	LAUTX
	C	LAUSX	R2	LAUQX	R6	LAUVX
	F	LAUFX	R3	LAURX
LORD ABBETT INFLATION FOCUSED FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LIFAX	I	LIFIX	R4	LIFKX
	C	LIFCX	R2	LIFQX	R5	LIFTX
	F	LIFFX	R3	LIFRX	R6	LIFVX
LORD ABBETT SHORT DURATION INCOME FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LALDX	I	LLDYX	R4	LDLKX
	B	LLTBX	P	N/A	R5	LDLTX
	C	LDLAX	R2	LDLQX	R6	LDLVX
	F	LDLFX	R3	LDLRX
LORD ABBETT TOTAL RETURN FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LTRAX	I	LTRYX	R4	LTRKX
	B	LTRBX	P	LTRPX	R5	LTRTX
	C	LTRCX	R2	LTRQX	R6	LTRHX
	F	LTRFX	R3	LTRRX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUNDS
	Investment Objective	156
	Principal Investment Strategies	157
	Principal Risks	209
	Additional Operational Risks	327
	Disclosure of Portfolio Holdings	327
	Management and Organization of the Funds	327

APPENDIX
	Appendix A: Underlying Funds of the Funds-of-Funds	A-1

DIVERSIFIED EQUITY STRATEGY FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.13%

Acquired Fund Fees and Expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

Total Annual Fund Operating Expenses	1.38%	2.13%	2.13%	1.23%	1.13%	1.58%	1.73%	1.63%	1.38%	1.13%	0.98%

Management Fee Waiver(3)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Management Fee Waiver(3)	1.33%	2.08%	2.08%	1.18%	1.08%	1.53%	1.68%	1.58%	1.33%	1.08%	0.93%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

For the period from April 1, 2016 through March 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees at an annual rate of 0.05%. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$703	$982	$1,282	$2,133	$703	$982	$1,282	$2,133

Class B Shares	$711	$962	$1,340	$2,267	$211	$662	$1,140	$2,267

Class C Shares	$311	$662	$1,140	$2,458	$211	$662	$1,140	$2,458

Class F Shares	$120	$385	$671	$1,484	$120	$385	$671	$1,484

Class I Shares	$110	$354	$617	$1,370	$110	$354	$617	$1,370

Class P Shares	$156	$494	$856	$1,874	$156	$494	$856	$1,874

Class R2 Shares	$171	$540	$934	$2,037	$171	$540	$934	$2,037

Class R3 Shares	$161	$509	$882	$1,929	$161	$509	$882	$1,929

Class R4 Shares	$135	$432	$750	$1,653	$135	$432	$750	$1,653

Class R5 Shares	$110	$354	$617	$1,370	$110	$354	$617	$1,370

Class R6 Shares	$95	$307	$537	$1,197	$95	307	$537	$1,197

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in equity securities of U.S. and select foreign (including emerging market) companies of all sizes managed in both growth and value styles. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund may sell or reallocate its investment among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. Lord, Abbett & Co. LLC is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds fail to produce the intended results, the Fund and/or the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If an underlying fund overweights a single industry or sector relative to its benchmark index, the underlying fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and smaller companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, investments in many types of derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

losses. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio. Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s or an underlying fund’s losses. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has no Class P shares outstanding. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +18.91%	Worst Quarter 3rd Q ’11 -20.38%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				6/30/2006

Before Taxes	-5.93%	6.96%	5.83%

After Taxes on Distributions	-8.42%	5.11%	4.65%

After Taxes on Distributions and Sale of Fund Shares	-1.55%	5.32%	4.55%

Class B Shares	-5.44%	7.12%	5.89%	6/30/2006

Class C Shares	-1.84%	7.45%	5.77%	6/30/2006

Class F Shares	-0.02%	8.40%	4.77%	9/28/2007

Class I Shares	0.08%	8.52%	6.82%	6/30/2006

Class R2 Shares	-1.94%	7.55%	4.27%	9/28/2007

Class R3 Shares	-0.40%	7.98%	4.37%	9/28/2007

Index

85% Russell 3000® Index/15% MSCI EAFE® Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	0.37%	10.97%	6.71% 5.07%	6/30/2006 9/28/2007

Lipper Average

Lipper Multi-Cap Core Category Average (reflects no deduction for sales charges or taxes)	-2.13%	10.20%	6.25% 4.69%	6/30/2006 9/30/2007 (1)

(1)	Corresponds with Class F, R2, and R3 periods shown.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Giulio Martini, Portfolio Manager	2015

Robert I. Gerber, Partner and Chief Investment Officer*	2006

Robert A. Lee, Partner and Deputy Chief Investment Officer	2016

* Mr. Gerber will retire from Lord Abbett effective June 30, 2016, at which time Mr. Lee will succeed him as Lord Abbett’s Chief Investment Officer.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.08%

Acquired Fund Fees and Expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Total Annual Fund Operating Expenses	1.23%	1.98%	1.98%	1.08%	0.98%	1.43%	1.58%	1.48%	1.23%	0.98%	0.88%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$347	$607	$885	$1,680	$347	$607	$885	$1,680

Class B Shares	$701	$921	$1,268	$2,113	$201	$621	$1,068	$2,113

Class C Shares	$301	$621	$1,068	$2,306	$201	$621	$1,068	$2,306

Class F Shares	$110	$343	$595	$1,317	$110	$343	$595	$1,317

Class I Shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201

Class P Shares	$146	$452	$782	$1,713	$146	$452	$782	$1,713

Class R2 Shares	$161	$499	$860	$1,878	$161	$499	$860	$1,878

Class R3 Shares	$151	$468	$808	$1,768	$151	$468	$808	$1,768

Class R4 Shares	$125	$390	$676	$1,489	$125	$390	$676	$1,489

Class R5 Shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201

Class R6 Shares	$90	$281	$488	$1,084	$90	$281	$488	$1,084

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord, Abbett & Co. LLC to be of comparable quality.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager. The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund may sell or reallocate its investment among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. Lord, Abbett & Co. LLC is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds fail to produce the intended results, the Fund and/or the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If an underlying fund overweights a single industry or sector relative to its benchmark index, the underlying fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and smaller companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord, Abbett & Co. LLC to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that an underlying fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, investments in many types of derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio. Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s or an underlying fund’s losses. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. In addition, the Fund will be required to segregate

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +15.78%	Worst Quarter 4th Q ’08 -15.60%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-7.34%	5.10%	4.89%	–

After Taxes on Distributions	-9.36%	3.29%	3.26%	–

After Taxes on Distributions and Sale of Fund Shares	-3.22%	3.52%	3.45%	–

Class B Shares	-10.37%	4.47%	4.55%	–

Class C Shares	-6.84%	4.81%	4.41%	–

Class F Shares	-5.12%	5.74%	–	4.01%	9/28/2007

Class I Shares	-5.02%	5.86%	5.44%	–

Class P Shares	-5.46%	5.38%	4.98%	–

Class R2 Shares	-5.59%	5.20%	–	3.66%	9/28/2007

Class R3 Shares	-5.48%	5.34%	–	3.61%	9/28/2007

Index

40% Russell 1000® Index/35% Barclays U.S. Aggregate Bond Index/15% BofA Merrill Lynch U.S. High Yield Constrained Index/10% MSCI EAFE® Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	0.03%	7.38%	6.24%	5.29%	9/28/2007

Lipper Average

Lipper Mixed-Asset Target Allocation Moderate Average (reflects no deduction for sales charges or taxes)	-2.15%	5.59%	4.73%	3.54%	9/30/2007(1)

(1)	Corresponds with Class F, R2, and R3 periods shown.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Giulio Martini, Portfolio Manager	2015

Robert I. Gerber, Partner and Chief Investment Officer*	2005

Robert A. Lee, Partner and Deputy Chief Investment Officer	2016

* Mr. Gerber will retire from Lord Abbett effective June 30, 2016, at which time Mr. Lee will succeed him as Lord Abbett’s Chief Investment Officer.

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET GROWTH FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation and growth of income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.10%

Acquired Fund Fees and Expenses	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%

Total Annual Fund Operating Expenses	1.23%	1.98%	1.98%	1.08%	0.98%	1.43%	1.58%	1.48%	1.23%	0.98%	0.87%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

PROSPECTUS – MULTI-ASSET GROWTH FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$347	$607	$885	$1,680	$347	$607	$885	$1,680

Class B Shares	$701	$921	$1,268	$2,113	$201	$621	$1,068	$2,113

Class C Shares	$301	$621	$1,068	$2,306	$201	$621	$1,068	$2,306

Class F Shares	$110	$343	$595	$1,317	$110	$343	$595	$1,317

Class I Shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201

Class P Shares	$146	$452	$782	$1,713	$146	$452	$782	$1,713

Class R2 Shares	$161	$499	$860	$1,878	$161	$499	$860	$1,878

Class R3 Shares	$151	$468	$808	$1,768	$151	$468	$808	$1,768

Class R4 Shares	$125	$390	$676	$1,489	$125	$390	$676	$1,489

Class R5 Shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201

Class R6 Shares	$89	$278	$482	$1,073	$89	$278	$482	$1,073

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity securities and select fixed income securities and foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

PROSPECTUS – MULTI-ASSET GROWTH FUND

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord, Abbett & Co. LLC to be of comparable quality.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the

PROSPECTUS – MULTI-ASSET GROWTH FUND

returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager. The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund may sell or reallocate its investment among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is

PROSPECTUS – MULTI-ASSET GROWTH FUND

buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. Lord, Abbett & Co. LLC is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds fail to produce the intended results, the Fund and/or the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If an underlying fund overweights a single industry or sector relative to its benchmark index, the underlying fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

PROSPECTUS – MULTI-ASSET GROWTH FUND

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and smaller companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets

PROSPECTUS – MULTI-ASSET GROWTH FUND

generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord, Abbett & Co. LLC to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

PROSPECTUS – MULTI-ASSET GROWTH FUND

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

PROSPECTUS – MULTI-ASSET GROWTH FUND

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that an underlying fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, investments in many types of derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio. Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s or an underlying fund’s losses. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. In addition, the Fund will be required to segregate

PROSPECTUS – MULTI-ASSET GROWTH FUND

permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – MULTI-ASSET GROWTH FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +18.83%	Worst Quarter 4th Q ’08 -17.93%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET GROWTH FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-7.14%	5.77%	5.22%	–

After Taxes on Distributions	-9.29%	3.85%	3.66%	–

After Taxes on Distributions and Sale of Fund Shares	-2.96%	4.15%	3.79%	–

Class B Shares	-10.14%	5.15%	4.88%	–

Class C Shares	-6.63%	5.49%	4.74%	–

Class F Shares	-4.88%	6.41%	–	4.07%	9/28/2007

Class I Shares	-4.82%	6.51%	5.78%	–

Class P Shares	-5.12%	6.09%	5.36%	–

Class R2 Shares	-5.39%	5.88%	–	3.71%	9/28/2007

Class R3 Shares	-5.25%	6.01%	–	3.68%	9/28/2007

Index

55% Russell 1000® Index/20% Barclays U.S. Aggregate Bond Index/15% MSCI EAFE® Index with Gross Dividends/10% BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	0.27%	8.70%	6.45%	5.11%	9/28/2007

Lipper Average

Lipper Mixed-Asset Target Allocation Growth Average (reflects no deduction for sales charges or taxes)	-1.61%	6.81%	5.11%	3.75%	9/30/2007(1)

(1) Corresponds with Class F, R2, and R3 periods shown.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Giulio Martini, Portfolio Manager	2015

Robert I. Gerber, Partner and Chief Investment Officer*	2005

Robert A. Lee, Partner and Deputy Chief Investment Officer	2016

* Mr. Gerber will retire from Lord Abbett effective June 30, 2016, at which time Mr. Lee will succeed him as Lord Abbett’s Chief Investment Officer.

PROSPECTUS – MULTI-ASSET GROWTH FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.08%

Acquired Fund Fees and Expenses	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%

Total Annual Fund Operating Expenses	1.17%	1.92%	1.92%	1.02%	0.92%	1.37%	1.52%	1.42%	1.17%	0.92%	0.84%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

PROSPECTUS – MULTI-ASSET INCOME FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$342	$588	$854	$1,613	$342	$588	$854	$1,613

Class B Shares	$695	$903	$1,237	$2,048	$195	$603	$1,037	$2,048

Class C Shares	$295	$603	$1,037	$2,243	$195	$603	$1,037	$2,243

Class F Shares	$104	$325	$563	$1,248	$104	$325	$563	$1,248

Class I Shares	$94	$293	$509	$1,131	$94	$293	$509	$1,131

Class P Shares	$139	$434	$750	$1,646	$139	$434	$750	$1,646

Class R2 Shares	$155	$480	$829	$1,813	$155	$480	$829	$1,813

Class R3 Shares	$145	$449	$776	$1,702	$145	$449	$776	$1,702

Class R4 Shares	$119	$372	$644	$1,420	$119	$372	$644	$1,420

Class R5 Shares	$94	$293	$509	$1,131	$94	$293	$509	$1,131

Class R6 Shares	$86	$268	$466	$1,037	$86	$268	$466	$1,037

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in fixed income securities and select U.S. equity securities and foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

PROSPECTUS – MULTI-ASSET INCOME FUND

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord, Abbett & Co. LLC to be of comparable quality.

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the

PROSPECTUS – MULTI-ASSET INCOME FUND

returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager. The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund may sell or reallocate its investment among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is

PROSPECTUS – MULTI-ASSET INCOME FUND

buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. Lord, Abbett & Co. LLC is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds fail to produce the intended results, the Fund and/or the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

PROSPECTUS – MULTI-ASSET INCOME FUND

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord, Abbett & Co. LLC to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes

PROSPECTUS – MULTI-ASSET INCOME FUND

typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If an underlying fund overweights a single industry or sector relative to its benchmark index, the underlying fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and smaller companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

PROSPECTUS – MULTI-ASSET INCOME FUND

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

PROSPECTUS – MULTI-ASSET INCOME FUND

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that an underlying fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, investments in many types of derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio. Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s or an underlying fund’s losses. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. In addition, the Fund will be required to segregate

PROSPECTUS – MULTI-ASSET INCOME FUND

permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has no Class P shares outstanding. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – MULTI-ASSET INCOME FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +13.95%	Worst Quarter 4th Q ’08 -13.15%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET INCOME FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-5.48%	4.31%	5.07%	–

After Taxes on Distributions	-7.50%	2.17%	3.00%	–

After Taxes on Distributions and Sale of Fund Shares	-2.50%	2.68%	3.26%	–

Class B Shares	-8.63%	3.68%	4.73%	–

Class C Shares	-5.05%	3.99%	4.57%	–

Class F Shares	-3.26%	4.93%	–	4.87%	9/28/2007

Class I Shares	-3.11%	5.04%	5.61%	–

Class R2 Shares	-3.73%	4.41%	–	4.56%	9/28/2007

Class R3 Shares	-3.62%	4.53%	–	4.47%	9/28/2007

Index

50% Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch U.S. High Yield Constrained Index/15% Russell 1000® Index/10% MSCI EAFE® Index with Gross Dividends (reflects no deduction for sales charges or taxes)	-0.62%	5.24%	5.72%	5.08%	9/28/2007

Lipper Average

Lipper Mixed-Asset Target Allocation Conservative Average (reflects no deduction for sales charges or taxes)	-1.82%	4.11%	4.01%	3.40%	9/30/2007(1)

(1)	Corresponds with Class F, R2, and R3 periods shown.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Giulio Martini, Portfolio Manager	2015

Robert I. Gerber, Partner and Chief Investment Officer*	2005

Robert A. Lee, Partner and Deputy Chief Investment Officer	2016

* Mr. Gerber will retire from Lord Abbett effective June 30, 2016, at which time Mr. Lee will succeed him as Lord Abbett’s Chief Investment Officer.

PROSPECTUS – MULTI-ASSET INCOME FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET INCOME FUND

CONVERTIBLE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – CONVERTIBLE FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.85%(3)	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.19%

Total Annual Fund Operating Expenses	1.12%	1.92%	1.77%	1.02%	0.92%	1.37%(4)	1.52%	1.42%	1.17%	0.92%	0.89%(4)

Fee Waiver and/or Expense Reimbursement(5)	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.06%	1.86%	1.71%	0.96%	0.86%	1.31%(4)	1.46%	1.36%	1.11%	0.86%	0.83%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(5)

For the period from April 1, 2016 through March 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.86% for each class other than Class R6. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.83% for Class R6. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – CONVERTIBLE FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$331	$567	$822	$1,552	$331	$567	$822	$1,552

Class B Shares	$689	$897	$1,231	$2,030	$189	$597	$1,031	$2,030

Class C Shares	$274	$551	$954	$2,079	$174	$551	$954	$2,079

Class F Shares	$98	$319	$557	$1,242	$98	$319	$557	$1,242

Class I Shares	$88	$287	$503	$1,126	$88	$287	$503	$1,126

Class P Shares	$133	$428	$744	$1,641	$133	$428	$744	$1,641

Class R2 Shares	$149	$474	$823	$1,807	$149	$474	$823	$1,807

Class R3 Shares	$138	$443	$771	$1,697	$138	$443	$771	$1,697

Class R4 Shares	$113	$366	$638	$1,415	$113	$366	$638	$1,415

Class R5 Shares	$88	$287	$503	$1,126	$88	$287	$503	$1,126

Class R6 Shares	$85	$278	$487	$1,091	$85	$278	$487	$1,091

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 223.11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and any other securities that can be exchanged for common stock or provide an opportunity for equity participation. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Under normal circumstances, the Fund intends to maintain its average weighted maturity at between five and twenty years.

The Fund may invest in both investment grade convertible securities and lower-rated (commonly referred to as “high-yield” or “junk”) convertible securities or, if unrated, determined by Lord, Abbett & Co. LLC to be of comparable quality. Reflecting the current universe of convertible securities, a significant portion of the Fund’s convertible securities may be rated below investment grade. The Fund may invest in companies of all sizes and may from time to time invest a significant amount of its assets in securities of small and mid-sized companies.

PROSPECTUS – CONVERTIBLE FUND

The Fund may invest up to 20% of its net assets in non-convertible debt or equity securities. In addition, the Fund may invest up to 20% of its net assets in foreign securities that primarily are traded outside of the U.S., including securities of companies that are located in or economically tied to emerging markets.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund uses fundamental, bottom-up analysis to identify undervalued convertible securities that potentially may increase total return and reduce downside risk. Portfolio management will work toward reducing risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

PROSPECTUS – CONVERTIBLE FUND

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

PROSPECTUS – CONVERTIBLE FUND

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

PROSPECTUS – CONVERTIBLE FUND

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and smaller companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In

PROSPECTUS – CONVERTIBLE FUND

addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Derivatives Risk: Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

PROSPECTUS – CONVERTIBLE FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +12.83%	Worst Quarter 3rd Q ’08 -16.39%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – CONVERTIBLE FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-10.20%	4.11%	4.45%	–

After Taxes on Distributions	-11.28%	1.92%	2.61%	–

After Taxes on Distributions and Sale of Fund Shares	-5.62%	2.48%	2.86%	–

Class B Shares	-13.37%	3.44%	4.10%	–

Class C Shares	-9.65%	3.91%	4.02%	–

Class F Shares	-8.00%	4.71%	–	3.72%	9/28/2007

Class I Shares	-7.94%	4.81%	4.98%	–

Class P Shares	-8.14%	4.37%	4.52%	–

Class R2 Shares	-8.49%	4.18%	–	3.32%	9/28/2007

Class R3 Shares	-8.39%	4.28%	–	3.31%	9/28/2007

Index

BofA Merrill Lynch All Convertibles, All Qualities Index (reflects no deduction for fees, expenses, or taxes)	-2.99%	7.65%	6.68%	5.58%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Alan R. Kurtz, Portfolio Manager	2003

Robert A. Lee, Partner and Deputy Chief Investment Officer	2013

Steven F. Rocco, Partner and Portfolio Manager	2014

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from

PROSPECTUS – CONVERTIBLE FUND

another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CONVERTIBLE FUND

CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – CORE FIXED INCOME FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.82%(3)	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.12%

Total Annual Fund Operating Expenses	0.86%	1.66%	1.48%	0.76%	0.66%	1.11%(4)	1.26%	1.16%	0.91%	0.66%(4)	0.56%

Management Fee Waiver(5)	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%

Total Annual Fund Operating Expenses After Management Fee Waiver(5)	0.66%	1.46%	1.28%	0.56%	0.46%	0.91%(4)	1.06%	0.96%	0.71%	0.46%(4)	0.36%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(5)

For the period from April 1, 2016 through March 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees at an annual rate of 0.20%. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – CORE FIXED INCOME FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$291	$474	$672	$1,244	$291	$474	$672	$1,244

Class B Shares	$649	$804	$1,083	$1,735	$149	$504	$883	$1,735

Class C Shares	$230	$448	$789	$1,751	$130	$448	$789	$1,751

Class F Shares	$57	$223	$403	$924	$57	$223	$403	$924

Class I Shares	$47	$191	$348	$804	$47	$191	$348	$804

Class P Shares	$93	$333	$592	$1,334	$93	$333	$592	$1,334

Class R2 Shares	$108	$380	$672	$1,505	$108	$380	$672	$1,505

Class R3 Shares	$98	$349	$619	$1,391	$98	$349	$619	$1,391

Class R4 Shares	$73	$270	$484	$1,101	$73	$270	$484	$1,101

Class R5 Shares	$47	$191	$348	$804	$47	$191	$348	$804

Class R6 Shares	$37	$159	$293	$682	$37	$159	$293	$682

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 493.56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund primarily invests in the following types of fixed income securities:

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•	Investment grade debt securities of U.S. issuers;

•	Investment grade debt securities of non-U.S. issuers that are denominated in U.S. dollars;

•	Mortgage-backed and other asset-backed securities;

•	Inflation-linked investments;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Derivative instruments, including options, futures contracts, forward contracts, and swap agreements.

PROSPECTUS – CORE FIXED INCOME FUND

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Barclays U.S. Aggregate Bond Index (which was approximately 5.54 years as of March 9, 2016). The duration of a security takes into account the pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

In addition, the Fund may invest in derivatives. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process and combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – CORE FIXED INCOME FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank

PROSPECTUS – CORE FIXED INCOME FUND

monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These

PROSPECTUS – CORE FIXED INCOME FUND

risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations.

PROSPECTUS – CORE FIXED INCOME FUND

Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – CORE FIXED INCOME FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +5.43%	Worst Quarter 2nd Q ’13 -2.72%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – CORE FIXED INCOME FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-2.82%	2.80%	4.40%	–

After Taxes on Distributions	-3.92%	1.51%	2.82%	–

After Taxes on Distributions and Sale of Fund Shares	-1.58%	1.66%	2.83%	–

Class B Shares	-6.10%	2.10%	4.04%	–

Class C Shares	-2.14%	2.62%	3.96%	–

Class F Shares	-0.45%	3.39%	–	4.85%	9/28/2007

Class I Shares	-0.34%	3.48%	4.91%	–

Class P Shares	-0.72%	3.03%	4.44%	–

Class R2 Shares	-0.94%	2.86%	–	4.35%	9/28/2007

Class R3 Shares	-0.84%	2.97%	–	4.45%	9/28/2007

Index

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.55%	3.25%	4.51%	4.47%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Kewjin Yuoh, Partner and Portfolio Manager	2010

Robert A. Lee, Partner and Deputy Chief Investment Officer	1998

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Leah G. Traub, Partner and Portfolio Manager	2009

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from

PROSPECTUS – CORE FIXED INCOME FUND

another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORE FIXED INCOME FUND

CORE PLUS BOND FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F, I, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

PROSPECTUS – CORE PLUS BOND FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I	R2	R3	R4	R5	R6

Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

Distribution and Service (12b-1) Fees	0.20%	1.00%(3)	0.10%	None	0.60%	0.50%	0.25%	None	None

Other Expenses	1.39%	1.39%	1.39%	1.39%	1.39%	1.39%	1.39%	1.39%	1.24%

Total Annual Fund Operating Expenses	2.04%	2.84%	1.94%	1.84%	2.44%	2.34%	2.09%	1.84%	1.69%

Fee Waiver and/or Expense Reimbursement(4)	(1.36)%	(1.36)%	(1.36)%	(1.36)%	(1.36)%	(1.36)%	(1.36)%	(1.36)%	(1.36)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.68%	1.48%	0.58%	0.48%	1.08%	0.98%	0.73%	0.48%	0.33%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from December 1, 2015 through March 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.48% for each class other than Class R6. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.33% for Class R6. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – CORE PLUS BOND FUND

Class	If Shares Are Redeemed		If Shares Are Not Redeemed

	1 Year	3 Years	1 Year	3 Years

Class A Shares	$293	$721	$293	$721

Class C Shares	$251	$751	$151	$751

Class F Shares	$59	$477	$59	$477

Class I Shares	$49	$446	$49	$446

Class R2 Shares	$110	$630	$110	$630

Class R3 Shares	$100	$600	$100	$600

Class R4 Shares	$75	$523	$75	$523

Class R5 Shares	$49	$446	$49	$446

Class R6 Shares	$34	$399	$34	$399

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. The Fund does not show any portfolio turnover because the Fund is newly organized and commenced operations on December 2, 2015.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a variety of fixed income securities. The Fund will invest primarily in investment grade debt securities, but also may invest up to 35% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord, Abbett & Co. LLC to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below. The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 25% of its net assets in debt securities that are denominated in foreign currencies. The Fund’s investments in the securities of foreign issuers may include investments in emerging markets.

The Fund generally may invest in the following types of debt securities:

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

PROSPECTUS – CORE PLUS BOND FUND

•	Corporate debt securities;

•

Mortgage-backed, mortgage-related and other asset-backed securities, including collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, and stripped mortgage-backed securities (SMBS);

•	Inflation-linked investments; and

•	Senior loans, including bridge loans, novations, assignments, and participations.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Barclays U.S. Universal Bond Index (which was approximately 5.41 years as of March 9, 2016). The duration of a security takes into account the pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic

PROSPECTUS – CORE PLUS BOND FUND

conditions, opportunities, and risks across different segments of the fixed income market. Once the Fund identifies investment themes and attractive sectors, it employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may

PROSPECTUS – CORE PLUS BOND FUND

decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which

PROSPECTUS – CORE PLUS BOND FUND

may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Commercial Mortgage-Backed Securities Risk: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s

PROSPECTUS – CORE PLUS BOND FUND

inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Foreign Currency Risk: The Fund may invest a portion of its assets in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations.

PROSPECTUS – CORE PLUS BOND FUND

Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund is newly organized and commenced investment operations on December 2, 2015. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. After the Fund begins investment operations, updated performance information will be available at www.lordabbett.com or by calling 888-522-2388.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Kewjin Yuoh, Partner and Portfolio Manager	2015

Robert A. Lee, Partner and Deputy Chief Investment Officer	2015

Andrew H. O’Brien, Partner and Portfolio Manager	2015

Steven F. Rocco, Partner and Portfolio Manager	2015

Leah G. Traub, Partner and Portfolio Manager	2015

PROSPECTUS – CORE PLUS BOND FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including Individual Retirement Accounts (IRAs). See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORE PLUS BOND FUND

FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	R2	R3	R4	R5	R6

Management Fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.84%(3)	0.10%	None	0.60%	0.50%	0.25%	None	None

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.08%

Total Annual Fund Operating Expenses	0.80%	1.60%	1.44%	0.70%	0.60%	1.20%	1.10%	0.85%(4)	0.60%(4)	0.54%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

PROSPECTUS – FLOATING RATE FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$305	$475	$659	$1,193	$305	$475	$659	$1,193

Class B Shares	$663	$805	$1,071	$1,686	$163	$505	$871	$1,686

Class C Shares	$247	$456	$787	$1,724	$147	$456	$787	$1,724

Class F Shares	$72	$224	$390	$871	$72	$224	$390	$871

Class I Shares	$61	$192	$335	$750	$61	$192	$335	$750

Class R2 Shares	$122	$381	$660	$1,455	$122	$381	$660	$1,455

Class R3 Shares	$112	$350	$606	$1,340	$112	$350	$606	$1,340

Class R4 Shares	$87	$271	$471	$1,049	$87	$271	$471	$1,049

Class R5 Shares	$61	$192	$335	$750	$61	$192	$335	$750

Class R6 Shares	$55	$173	$302	$677	$55	$173	$302	$677

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate (LIBOR) or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior

PROSPECTUS – FLOATING RATE FUND

position with the borrower’s other senior debt securities. However, the Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

The senior loans in which the Fund may invest include bridge loans, novations, assignments, participations, and revolving credit facility loans. The Fund may invest in senior loans of any maturity or credit quality, including those rated below investment grade or determined by Lord, Abbett & Co. LLC to be of comparable quality. The Fund primarily invests in senior loans that are rated below investment grade or, if unrated, deemed by Lord, Abbett & Co. LLC to be the equivalent of below investment grade senior loans. The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities, second lien loans, fixed-rate debt securities, and repurchase agreements.

The Fund may invest up to 25% of its total assets in senior loans made to foreign-domiciled borrowers and foreign securities, including emerging market securities. The Fund expects that substantially all of the senior loans in which it invests will be U.S. dollar-denominated, but the Fund may invest in non-U.S. dollar- denominated senior loans.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

In addition, the Fund may invest up to 10% of its net assets in derivative instruments. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

Portfolio management conducts fundamental research by analyzing industry and issuer specific data and performing quantitative and qualitative credit research. The Fund’s portfolio construction process is based on positioning across the credit quality spectrum, seeking to maximize favorable industries, and selecting loans with attractive structural features. The Fund attempts to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

PROSPECTUS – FLOATING RATE FUND

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these

PROSPECTUS – FLOATING RATE FUND

instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities,

PROSPECTUS – FLOATING RATE FUND

subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These

PROSPECTUS – FLOATING RATE FUND

risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for B shares because the Fund has not issued Class B shares. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – FLOATING RATE FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +11.57%	Worst Quarter 4th Q ’08 -17.64%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – FLOATING RATE FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				12/31/2007

Before Taxes	-1.90%	3.22%	3.52%

After Taxes on Distributions	-3.74%	1.27%	1.47%

After Taxes on Distributions and Sale of Fund Shares	-1.06%	1.66%	1.86%

Class C Shares	-1.24%	2.99%	3.11%	12/31/2007

Class F Shares	0.33%	3.78%	3.93%	12/31/2007

Class I Shares	0.55%	3.88%	4.09%	12/31/2007

Class R2 Shares	-0.16%	3.25%	3.62%	12/31/2007

Class R3 Shares	0.05%	3.38%	3.65%	12/31/2007

Index

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	-0.38%	3.76%	3.97%	12/31/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Jeffrey D. Lapin, Portfolio Manager	2012

Robert A. Lee, Partner and Deputy Chief Investment Officer	2013

Steven F. Rocco, Partner and Portfolio Manager	2014

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered

PROSPECTUS – FLOATING RATE FUND

investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – FLOATING RATE FUND

HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – HIGH YIELD FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.85%(3)	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.14%

Total Annual Fund Operating Expenses(4)	0.94%	1.74%	1.59%	0.84%	0.74%	1.19%	1.34%	1.24%	0.99%	0.74%	0.68%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from April 1, 2016 through March 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.78% for each class other than Class R6. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.72% for Class R6. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – HIGH YIELD FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$319	$518	$733	$1,354	$319	$518	$733	$1,354

Class B Shares	$677	$848	$1,144	$1,840	$177	$548	$944	$1,840

Class C Shares	$262	$502	$866	$1,889	$162	$502	$866	$1,889

Class F Shares	$86	$268	$466	$1,037	$86	$268	$466	$1,037

Class I Shares	$76	$237	$411	$918	$76	$237	$411	$918

Class P Shares	$121	$378	$654	$1,443	$121	$378	$654	$1,443

Class R2 Shares	$136	$425	$734	$1,613	$136	$425	$734	$1,613

Class R3 Shares	$126	$393	$681	$1,500	$126	$393	$681	$1,500

Class R4 Shares	$101	$315	$547	$1,213	$101	$315	$547	$1,213

Class R5 Shares	$76	$237	$411	$918	$76	$237	$411	$918

Class R6 Shares	$69	$218	$379	$847	$69	$218	$379	$847

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92.62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities (commonly referred to as “high-yield” or “junk” bonds), including corporate debt securities and securities that are convertible into common stock or have warrants to purchase common stock. The Fund may invest in debt securities of any credit quality, including defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”). The Fund may invest up to 20% of its net assets in foreign (including emerging market) securities that primarily are traded outside of the U.S. In addition, the Fund may invest up to 20% of its net assets in municipal securities. The Fund also may invest in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations.

The Fund also may invest up to 20% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, rights to purchase equity securities of an issuer, and equity interests in trusts and partnerships, including real estate investment trusts. The Fund may

PROSPECTUS – HIGH YIELD FUND

acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund believes high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. In addition to seeking current income, the Fund seeks unusual values, particularly in lower-rated debt securities. The Fund seeks to purchase lower-rated securities the Fund believes will experience declining credit risk, allowing the securities potentially to generate higher returns.

The Fund selects securities using a bottom-up analysis of an issuer’s management quality, credit, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The Fund attempts to reduce investment risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – HIGH YIELD FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect the Fund’s performance or increase volatility, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds

PROSPECTUS – HIGH YIELD FUND

below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates

PROSPECTUS – HIGH YIELD FUND

rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Municipal Securities Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related

PROSPECTUS – HIGH YIELD FUND

organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

PROSPECTUS – HIGH YIELD FUND

•

Defaulted Bonds Risk: Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and/or pay its obligations in full. The repayment of defaulted bonds therefore is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which securities may in turn be illiquid, subject to restrictions on resale and/or speculative.

•

Distressed Debt Risk: Investments in distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The anticipated transaction regarding these instruments may be unsuccessful, take considerable time or result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. The Fund also may incur expenses trying to protect its interests in distressed debt. Additionally, the prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the

PROSPECTUS – HIGH YIELD FUND

Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +17.32%	Worst Quarter 4th Q ’08 -15.68%

PROSPECTUS – HIGH YIELD FUND

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-4.44%	5.43%	6.81%	–

After Taxes on Distributions	-6.75%	2.24%	3.67%	–

After Taxes on Distributions and Sale of Fund Shares	-2.45%	2.96%	4.02%	–

Class B Shares	-7.54%	4.80%	6.42%	–

Class C Shares	-3.85%	5.21%	6.31%	–

Class F Shares	-2.18%	6.01%	–	7.01%	9/28/2007

Class I Shares	-2.02%	6.14%	7.32%	–

Class P Shares	-2.38%	5.68%	6.85%	–

Class R2 Shares	-2.59%	5.52%	–	6.58%	9/28/2007

Class R3 Shares	-2.49%	5.62%	–	6.68%	9/28/2007

Index

BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	-4.61%	4.84%	6.82%	6.54%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

PROSPECTUS – HIGH YIELD FUND

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Steven F. Rocco, Partner and Portfolio Manager	2010

Robert A. Lee, Partner and Deputy Chief Investment Officer	2013

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – HIGH YIELD FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – HIGH YIELD FUND

INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – INCOME FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.84%(3)	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.09%

Total Annual Fund Operating Expenses	0.90%	1.70%	1.54%	0.80%	0.70%	1.15%	1.30%	1.20%	0.95%	0.70%	0.59%(4)

Fee Waiver and/or Expense Reimbursement(5)	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	0.78%	1.58%	1.42%	0.68%	0.58%	1.03%	1.18%	1.08%	0.83%	0.58%	0.47%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.
(5)

For the period from April 1, 2016 through March 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.58% for each class other than Class R6. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.47% for Class R6. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – INCOME FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$303	$494	$701	$1,297	$303	$494	$701	$1,297

Class B Shares	$661	$824	$1,112	$1,786	$161	$524	$912	$1,786

Class C Shares	$245	$475	$828	$1,824	$145	$475	$828	$1,824

Class F Shares	$69	$243	$432	$979	$69	$243	$432	$979

Class I Shares	$59	$212	$378	$859	$59	$212	$378	$859

Class P Shares	$105	$353	$621	$1,387	$105	$353	$621	$1,387

Class R2 Shares	$120	$400	$701	$1,557	$120	$400	$701	$1,557

Class R3 Shares	$110	$369	$648	$1,444	$110	$369	$648	$1,444

Class R4 Shares	$85	$291	$514	$1,155	$85	$291	$514	$1,155

Class R5 Shares	$59	$212	$378	$859	$59	$212	$378	$859

Class R6 Shares	$48	$177	$317	$726	$48	$177	$317	$726

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 163.22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt (or fixed income) securities of various types. Such investments primarily consist of:

•	Corporate debt securities of U.S. issuers;

•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

•	Mortgage-backed, mortgage-related and other asset-backed securities;

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; and

•	Inflation-linked investments.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

PROSPECTUS – INCOME FUND

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the

PROSPECTUS – INCOME FUND

investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a

PROSPECTUS – INCOME FUND

deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible

PROSPECTUS – INCOME FUND

security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to

PROSPECTUS – INCOME FUND

inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PROSPECTUS – INCOME FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for P shares because the Fund has not issued Class P shares. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

The Fund implemented its present investment strategy effective December 14, 2007. Performance for earlier periods reflects the Fund’s prior strategy of investing primarily in U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises.

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 2nd Q ’09 +13.30%	Worst Quarter 3rd Q ’08 -6.43%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes

PROSPECTUS – INCOME FUND

on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-5.40%	4.04%	5.70%	–

After Taxes on Distributions	-7.21%	1.82%	3.63%	–

After Taxes on Distributions and Sale of Fund Shares	-3.02%	2.27%	3.64%	–

Class B Shares	-8.81%	3.40%	5.32%	–

Class C Shares	-4.93%	3.86%	5.24%	–

Class F Shares	-3.00%	4.64%	–	6.55%	9/28/2007

Class I Shares	-2.90%	4.75%	6.22%	–

Class R2 Shares	-3.75%	4.07%	–	6.19%	7/2/2008

Class R3 Shares	-3.35%	4.25%	–	6.19%	7/2/2008

Index

Barclays U.S. Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	-0.77%	4.38%	5.18%	5.41% 5.72%	9/28/2007 7/2/2008

Barclays Baa Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.25%	4.83%	5.89%	6.29% 6.81%	9/28/2007 7/2/2008

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.55%	3.25%	4.51%	4.47% 4.37%	9/28/2007 7/2/2008

PROSPECTUS – INCOME FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Robert A. Lee, Partner and Deputy Chief Investment Officer	1998

Kewjin Yuoh, Partner and Portfolio Manager	2010

Steven F. Rocco, Partner and Portfolio Manager	2013

Leah G. Traub, Partner and Portfolio Manager	2009

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

PROSPECTUS – INCOME FUND

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – INCOME FUND

INFLATION FOCUSED FUND

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F, I, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

PROSPECTUS – INFLATION FOCUSED FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I	R2	R3	R4	R5	R6

Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.20%	0.83%(3)	0.10%	None	0.60%	0.50%	0.25%	None	None

Other Expenses	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.13%

Total Annual Fund Operating Expenses	0.96%	1.59%	0.86%	0.76%	1.36%	1.26%	1.01%(4)	0.76%(4)	0.53%

Fee Waiver and/or Expense Reimbursement(5)	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	0.75%	1.38%	0.65%	0.55%	1.15%	1.05%	0.80%	0.55%	0.32%(4)

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(5)

For the period from April 1, 2016 through March 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.55% for each class other than Class R6. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.32% for Class R6. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – INFLATION FOCUSED FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$300	$504	$724	$1,358	$300	$504	$724	$1,358

Class C Shares	$240	$481	$846	$1,872	$140	$481	$846	$1,872

Class F Shares	$66	$253	$456	$1,041	$66	$253	$456	$1,041

Class I Shares	$56	$222	$402	$923	$56	$222	$402	$923

Class R2 Shares	$117	$410	$725	$1,617	$117	$410	$725	$1,617

Class R3 Shares	$107	$379	$671	$1,504	$107	$379	$671	$1,504

Class R4 Shares	$82	$301	$537	$1,217	$82	$301	$537	$1,217

Class R5 Shares	$56	$222	$402	$923	$56	$222	$402	$923

Class R6 Shares	$33	$149	$275	$645	$33	$149	$275	$645

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61.78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

For purposes of its investment objective, the Fund uses the Consumer Price Index (“CPI”) for All Urban Consumers (“CPI-U”) to measure the rate of inflation in the U.S. economy. The Fund pursues its investment objective by combining inflation-linked derivatives and inflation-indexed fixed income securities (collectively, “Inflation-Linked Investments”) with a portfolio of fixed income securities. In addition, the Fund may buy or sell Treasury futures or interest rate swaps to actively manage its portfolio duration. The use of the term “Inflation Focused” in the Fund’s name does not refer to a particular type of security in which the Fund invests; rather, it refers to its overall strategy that seeks investment returns that exceed the rate of inflation in the U.S. economy over time. In the Fund’s view, exceeding the rate of inflation in the U.S. economy could mean achieving greater gains than the CPI-U during periods of anticipated or actual inflation or sustaining smaller losses than the CPI-U during periods of anticipated or actual deflation.

The percentage of the Fund’s assets that is invested in Inflation-Linked Investments and the types of Inflation-Linked Investments used by the Fund will vary. The Fund does not seek to forecast inflationary trends, but merely seeks exposure through Inflation-Linked Investments. The Fund will invest the remainder of its assets primarily in fixed income securities of various types, as discussed in more detail below. Because the Fund uses Inflation-Linked

PROSPECTUS – INFLATION FOCUSED FUND

Investments as a tool to gain investment exposure, the Fund is designed for long-term investors and may not be appropriate for investors who are looking to protect their purchasing power in the near term.

The specific types of Inflation-Linked Investments that the Fund may use include:

•

Inflation-Linked Derivatives. The Fund may invest substantially in inflation-linked derivatives, primarily CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund normally may enter into CPI swaps on a zero-coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. Conversely, the Fund may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on some notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals.

The Fund may invest substantially in other types of derivatives for non-hedging or hedging purposes. Currently, the Fund expects to invest in derivatives consisting principally of futures, options, and swaps. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund will be required to segregate permissible liquid assets, or engage in other measures to cover its obligations relating to CPI swaps and other derivative transactions. The Fund is regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

•

Inflation-Indexed Fixed Income Securities. Inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation- indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described further below.

PROSPECTUS – INFLATION FOCUSED FUND

The Fund invests the remainder of its assets primarily in fixed income securities of various types and will use such securities to cover its obligations under CPI swaps and other derivative transactions. The Fund may invest in fixed income securities with both fixed and variable interest rates. Among such fixed income securities in which the Fund may invest without limitation are investment grade:

•	Corporate debt securities of U.S. issuers;

•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

•

Mortgage-backed, mortgage-related and other asset-backed securities, including collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, and stripped mortgage-backed securities (SMBS); and

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund attempts to manage the average duration of the securities it holds in its portfolio and hedge interest rate risk by investing in Treasury futures and interest rate swaps. The duration of a security takes into account the pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund combines top-down and bottom-up analysis in its portfolio construction process. Portfolio management takes into account several factors in its analysis, including, but not limited to current and expected economic conditions, rising and falling interest rates, and credit quality. The Fund engages in active and frequent trading of its portfolio securities.

PROSPECTUS – INFLATION FOCUSED FUND

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The success of the Fund’s investment strategies will largely depend on the extent to which the Fund’s portfolio management correctly forecasts inflationary trends and expectations. To the extent that the Fund’s portfolio management incorrectly forecasts inflationary trends and expectations, the Fund may incur additional losses during non-inflationary periods or fail to achieve investment returns that exceed the rate of inflation during inflationary periods.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

PROSPECTUS – INFLATION FOCUSED FUND

•

Inflation-Linked Investments Risk: Although the Fund invests in Inflation-Linked Investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of Inflation-Linked Investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold Inflation-Linked Investments.

•

Derivatives Risk: The Fund may invest substantially in inflation-linked derivatives and other types of derivatives for non-hedging or hedging purposes and is exposed to the risk that the value of a derivative instrument does not move in correlation with the value of an underlying security, market index or interest rate, or moves in an opposite direction than anticipated by the Fund. Investing in derivatives also involves the risk that the derivatives are or will become illiquid and that the counterparty may fail to perform its obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. Because derivatives may involve a small amount of cash relative to the total amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds

PROSPECTUS – INFLATION FOCUSED FUND

below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In

PROSPECTUS – INFLATION FOCUSED FUND

addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Commercial Mortgage-Backed Securities Risk: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To

PROSPECTUS – INFLATION FOCUSED FUND

the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – INFLATION FOCUSED FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 1st Q ’12 +5.40%	Worst Quarter 3rd Q ’15 -4.68%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – INFLATION FOCUSED FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	Life of Class	Inception Date for Performance

Class A Shares			4/29/2011

Before Taxes	-4.44%	-1.23%

After Taxes on Distributions	-6.11%	-2.73%

After Taxes on Distributions and Sale of Fund Shares	-2.50%	-1.50%

Class C Shares	-3.83%	-1.45%	4/29/2011

Class F Shares	-2.20%	-0.65%	4/29/2011

Class I Shares	-2.02%	-0.53%	4/29/2011

Class R2 Shares	-2.61%	-1.00%	4/29/2011

Class R3 Shares	-2.51%	-0.96%	4/29/2011

Index

Barclays U.S. 1-5 Year TIPS Index (reflects no deduction for fees, expenses, or taxes)	-0.14%	0.03%	4/29/2011

Consumer Price Index for All Urban Consumers (“CPI-U”) (reflects no deduction for fees, expenses, or taxes)	0.73%	1.08%	4/29/2011

BofA Merrill Lynch 1-3 Year U.S. Corporate Index (reflects no deduction for fees, expenses, or taxes)	1.01%	1.89%	4/29/2011

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Kewjin Yuoh, Partner and Portfolio Manager	2011

Robert A. Lee, Partner and Deputy Chief Investment Officer	2011

Andrew H. O’Brien, Partner and Portfolio Manager	2011

Steven F. Rocco, Partner and Portfolio Manager	2013

Leah G. Traub, Partner and Portfolio Manager	2011

Hyun Lee, Portfolio Manager	2011

PROSPECTUS – INFLATION FOCUSED FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – INFLATION FOCUSED FUND

SHORT DURATION INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.85%(3)	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.08%

Total Annual Fund Operating Expenses	0.60%	1.40%	1.25%	0.50%	0.40%	0.85%	1.00%	0.90%	0.65%	0.40%	0.33%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

PROSPECTUS – SHORT DURATION INCOME FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$285	$413	$552	$958	$285	$413	$552	$958

Class B Shares	$643	$743	$966	$1,461	$143	$443	$766	$1,461

Class C Shares	$227	$397	$686	$1,511	$127	$397	$686	$1,511

Class F Shares	$51	$160	$280	$628	$51	$160	$280	$628

Class I Shares	$41	$128	$224	$505	$41	$128	$224	$505

Class P Shares	$87	$271	$471	$1,049	$87	$271	$471	$1,049

Class R2 Shares	$102	$318	$552	$1,225	$102	$318	$552	$1,225

Class R3 Shares	$92	$287	$498	$1,108	$92	$287	$498	$1,108

Class R4 Shares	$66	$208	$362	$810	$66	$208	$362	$810

Class R5 Shares	$41	$128	$224	$505	$41	$128	$224	$505

Class R6 Shares	$34	$106	$185	$418	$34	$106	$185	$418

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Such investments primarily include:

•	Corporate debt securities of U.S. issuers;

•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

PROSPECTUS – SHORT DURATION INCOME FUND

•	Mortgage-backed and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities;

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; and

•	Inflation-linked investments.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities. The Fund may, and typically does, invest substantially in commercial mortgage-backed securities (CMBS), including lower rated CMBS.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. The duration of a security takes into account the pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management

PROSPECTUS – SHORT DURATION INCOME FUND

purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-

PROSPECTUS – SHORT DURATION INCOME FUND

term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade

PROSPECTUS – SHORT DURATION INCOME FUND

securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Commercial Mortgage-Backed Securities Risk: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

PROSPECTUS – SHORT DURATION INCOME FUND

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and,

PROSPECTUS – SHORT DURATION INCOME FUND

although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for P shares because the Fund has not issued Class P shares. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be

PROSPECTUS – SHORT DURATION INCOME FUND

lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

The Fund implemented its present investment strategy effective December 14, 2007. Performance for earlier periods reflects the Fund’s prior strategy of investing primarily in limited duration U.S. Government securities.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +5.55%	Worst Quarter 3rd Q ’08 -1.59%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – SHORT DURATION INCOME FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-1.77%	2.21%	4.18%	–

After Taxes on Distributions	-3.40%	0.62%	2.54%	–

After Taxes on Distributions and Sale of Fund Shares	-1.00%	1.04%	2.59%	–

Class B Shares	-4.97%	1.54%	3.80%	–

Class C Shares	-1.15%	2.01%	3.69%	–

Class F Shares	0.76%	2.79%	–	4.59%	9/28/2007

Class I Shares	0.86%	2.89%	4.71%	–

Class R2 Shares	0.04%	2.29%	–	3.37%	7/21/2009

Class R3 Shares	0.37%	2.40%	–	3.51%	7/21/2009

Index

BofA Merrill Lynch 1-3 Year U.S. Corporate Index (reflects no deduction for fees, expenses, or taxes)	1.01%	2.04%	3.66%	3.38% 3.05%	9/28/2007 7/21/2009

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Robert A. Lee, Partner and Deputy Chief Investment Officer	1998

Kewjin Yuoh, Partner and Portfolio Manager	2010

Steven F. Rocco, Partner and Portfolio Manager	2013

Leah G. Traub, Partner and Portfolio Manager	2009

PROSPECTUS – SHORT DURATION INCOME FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – SHORT DURATION INCOME FUND

TOTAL RETURN FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 345 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – TOTAL RETURN FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.85%(3)	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.10%

Total Annual Fund Operating Expenses	0.83%	1.63%	1.48%	0.73%	0.63%	1.08%	1.23%	1.13%	0.88%	0.63%	0.51%

Fee Waiver and/or Expense Reimbursement(4)	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.68%	1.48%	1.33%	0.58%	0.48%	0.93%	1.08%	0.98%	0.73%(5)	0.48%	0.36%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from April 1, 2016 through March 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.48% for each class other than Class R6. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.36% for Class R6. This agreement may be terminated only by the Fund’s Board of Trustees.

(5)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – TOTAL RETURN FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$293	$469	$661	$1,214	$293	$469	$661	$1,214

Class B Shares	$651	$800	$1,072	$1,706	$151	$500	$872	$1,706

Class C Shares	$235	$453	$794	$1,756	$135	$453	$794	$1,756

Class F Shares	$59	$218	$391	$892	$59	$218	$391	$892

Class I Shares	$49	$187	$336	$772	$49	$187	$336	$772

Class P Shares	$95	$329	$581	$1,304	$95	$329	$581	$1,304

Class R2 Shares	$110	$375	$661	$1,475	$110	$375	$661	$1,475

Class R3 Shares	$100	$344	$608	$1,361	$100	$344	$608	$1,361

Class R4 Shares	$75	$266	$473	$1,071	$75	$266	$473	$1,071

Class R5 Shares	$49	$187	$336	$772	$49	$187	$336	$772

Class R6 Shares	$37	$148	$270	$626	$37	$148	$270	$626

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 433.71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing primarily in investment grade debt (or fixed income) securities. The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities that are denominated in foreign currencies.

The Fund generally may invest in the following types of debt securities:

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•	Corporate debt securities;

•	Mortgage-backed and other asset-backed securities;

•	Inflation-linked investments; and

PROSPECTUS – TOTAL RETURN FUND

•	Senior loans, including bridge loans, novations, assignments, and participations.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Barclays U.S. Aggregate Bond Index (which was approximately 5.54 years as of March 9, 2016). The duration of a security takes into account the pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its

PROSPECTUS – TOTAL RETURN FUND

investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

PROSPECTUS – TOTAL RETURN FUND

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”),

PROSPECTUS – TOTAL RETURN FUND

the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Foreign Currency Risk: The Fund may invest a portion of its assets in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the

PROSPECTUS – TOTAL RETURN FUND

case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PROSPECTUS – TOTAL RETURN FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +6.23%	Worst Quarter 2nd Q ’13 -2.81%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

PROSPECTUS – TOTAL RETURN FUND

tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-2.85%	3.25%	4.73%	–

After Taxes on Distributions	-4.11%	1.52%	2.90%	–

After Taxes on Distributions and Sale of Fund Shares	-1.60%	1.87%	3.01%	–

Class B Shares	-6.34%	2.53%	4.37%	–

Class C Shares	-2.25%	3.06%	4.30%	–

Class F Shares	-0.54%	3.83%	–	5.24%	9/28/2007

Class I Shares	-0.44%	3.93%	5.26%	–

Class P Shares	-0.87%	3.47%	4.78%	–

Class R2 Shares	-1.03%	3.32%	–	4.75%	9/28/2007

Class R3 Shares	-0.93%	3.42%	–	4.85%	9/28/2007

Index

Barclays U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)	0.43%	3.46%	4.67%	4.60%	9/28/2007

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.55%	3.25%	4.51%	4.47%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Kewjin Yuoh, Partner and Portfolio Manager	2010

Robert A. Lee, Partner and Deputy Chief Investment Officer	1998

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Steven F. Rocco, Partner and Portfolio Manager	2013

Leah G. Traub, Partner and Portfolio Manager	2009

PROSPECTUS – TOTAL RETURN FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – TOTAL RETURN FUND

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two. Certain taxes on distributions may not apply to tax-exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE

Diversified Equity Strategy Fund

The Fund’s investment objective is to seek capital appreciation.

Multi-Asset Balanced Opportunity Fund

The Fund’s investment objective is to seek current income and capital growth.

Multi-Asset Growth Fund

The Fund’s investment objective is to seek long-term capital appreciation and growth of income.

Multi-Asset Income Fund

The Fund’s investment objective is to seek a high level of current income.

Convertible Fund

The Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

Core Fixed Income Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

PROSPECTUS – THE FUNDS

Core Plus Bond Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

Floating Rate Fund

The Fund’s investment objective is to seek a high level of current income.

High Yield Fund

The Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

Income Fund

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Inflation Focused Fund

The Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

Short Duration Income Fund

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Total Return Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGIES

Diversified Equity Strategy Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (“Lord Abbett”) (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity securities and select foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

PROSPECTUS – THE FUNDS

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Equity	100%

Foreign	0% to 25%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests. For example, if the portfolio management team allocates a portion of the Fund’s portfolio to Lord Abbett Fundamental Equity Fund, such allocation will count towards the Fund’s equity exposure even though Lord Abbett Fundamental Equity Fund may have a portion of its assets invested in foreign securities. As a result, the Fund’s actual exposure to foreign securities may exceed the range shown above.

Through the underlying funds, which are described in “Appendix A: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

PROSPECTUS – THE FUNDS

•

Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter (“OTC”). To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. For example, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns.

The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the

PROSPECTUS – THE FUNDS

Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team allocates the Fund’s assets among underlying funds that invest in equity securities across all market capitalizations and styles, and that invest in select international companies. The portfolio management team generally employs a bottom-up investment approach emphasizing long-term value.

The Fund may sell or reallocate its investment among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Multi-Asset Balanced Opportunity Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target

PROSPECTUS – THE FUNDS

allocations shown below. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Equity	40% to 60%

Fixed Income	40% to 60%

Foreign	0% to 35%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests. For example, if the portfolio management team allocates a portion of the Fund’s portfolio to Lord Abbett High Yield Fund, such allocation will count towards the Fund’s fixed income exposure even though Lord Abbett High Yield Fund may have a portion of its assets invested in foreign securities. As a result, the Fund’s actual exposure to each asset class may exceed the ranges shown above.

Through the underlying funds, which are described in “Appendix A: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies managed in both growth and value styles. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible

PROSPECTUS – THE FUNDS

securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•	Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include ADRs.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a credit default swap index (“CDX”) as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio management team.

PROSPECTUS – THE FUNDS

The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates each asset class’s relative value and risk/return potential. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may sell or reallocate its investment among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PROSPECTUS – THE FUNDS

Multi-Asset Growth Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity securities and select fixed income securities and foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Equity	60% to 80%

Fixed Income	20% to 40%

Foreign	0% to 30%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests. For example, if the portfolio management team allocates a portion of the Fund’s portfolio to Lord Abbett High Yield Fund, such allocation will count towards the Fund’s fixed income exposure even though Lord Abbett High Yield Fund may have a portion of its assets invested in foreign securities. As a result, the Fund’s actual exposure to each asset class may exceed the ranges shown above.

Through the underlying funds, which are described in “Appendix A: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts),

PROSPECTUS – THE FUNDS

partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•	Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include ADRs.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or OTC. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a CDX as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure

PROSPECTUS – THE FUNDS

to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager.

The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates each asset class’s relative value and risk/return potential. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may sell or reallocate its investment among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an

PROSPECTUS – THE FUNDS

investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Multi-Asset Income Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in fixed income securities and select U.S. equity securities and foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Fixed Income	70% to 90%

Equity	10% to 30%

Foreign	0% to 30%

PROSPECTUS – THE FUNDS

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests. For example, if the portfolio management team allocates a portion of the Fund’s portfolio to Lord Abbett High Yield Fund, such allocation will count towards the Fund’s fixed income exposure even though Lord Abbett High Yield Fund may have a portion of its assets invested in foreign securities. As a result, the Fund’s actual exposure to each asset class may exceed the ranges shown above.

Through the underlying funds, which are described in “Appendix A: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•	Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include ADRs.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of

PROSPECTUS – THE FUNDS

futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or OTC. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a CDX as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager.

The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments. The portfolio management team focuses on select asset

PROSPECTUS – THE FUNDS

classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates each asset class’s relative value and risk/return potential. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may sell or reallocate its investment among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Convertible Fund

Under normal circumstances, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. Under normal circumstances, the Fund intends to maintain its average weighted maturity at between five and twenty years.

Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and other securities that can be exchanged for common stock or provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured

PROSPECTUS – THE FUNDS

notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities.

The Fund may invest in both investment grade convertible securities and lower-rated (commonly referred to as “high-yield” or “junk”) convertible securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present different and generally greater risks, as discussed below. Reflecting the current universe of convertible securities, a significant portion of the Fund’s convertible securities may be rated below investment grade.

The Fund may invest in companies of all sizes and may from time to time invest a significant amount of its assets in securities of small and mid-sized companies with market capitalizations of approximately $250 million to $5 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets.

The Fund may invest up to 20% of its net assets in non-convertible debt or equity securities. The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio. In addition, the Fund may invest up to 20% of its net assets in foreign securities that primarily are traded outside of the U.S., including securities of companies that are located in or economically tied to emerging markets.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example,

PROSPECTUS – THE FUNDS

the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

PROSPECTUS – THE FUNDS

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are traded on exchanges and cleared through clearing houses.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund uses fundamental, bottom-up analysis to identify undervalued convertible securities that potentially may increase total return and reduce downside risk. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, the Fund analyzes the potential for capital appreciation of the underlying stock. The Fund attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. Portfolio management will work toward reducing risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or

PROSPECTUS – THE FUNDS

satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Core Fixed Income Fund

Under normal circumstances, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

Under normal conditions, the Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, and mortgage-related and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars. Investment grade debt securities are securities that are rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

The Fund may invest in corporate fixed income securities. The Fund also may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable

PROSPECTUS – THE FUNDS

from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index (“CPI”) for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate (“LIBOR”) or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

PROSPECTUS – THE FUNDS

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with

PROSPECTUS – THE FUNDS

counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are traded on exchanges and cleared through clearing houses.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Barclays U.S. Aggregate Bond Index (which was approximately 5.54 years as of March 9, 2016).

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

PROSPECTUS – THE FUNDS

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Core Plus Bond Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a variety of fixed income securities. The Fund may invest in corporate debt securities, as well as securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

The Fund will invest primarily in investment grade debt securities, but also may invest up to 35% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). Investment grade debt securities are securities that are rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund also may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 25% of its net assets in debt securities that are denominated in foreign currencies. The Fund’s investments in the securities of foreign issuers may include investments in emerging markets.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from,

PROSPECTUS – THE FUNDS

mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Barclays U.S. Universal Bond Index (which was approximately 5.41 years as of March 9, 2016).

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example,

PROSPECTUS – THE FUNDS

the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

PROSPECTUS – THE FUNDS

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are traded on exchanges and cleared through clearing houses.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, opportunities, and risks across different segments of the fixed income market. Once the Fund identifies investment themes and attractive sectors, it employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell

PROSPECTUS – THE FUNDS

a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Floating Rate Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate senior loans. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, senior loans are subject to significant credit risk.

The senior loans in which the Fund may invest include bridge loans, novations, assignments, participations, and revolving credit facility loans. The Fund may invest in senior loans of any maturity or credit quality, including those rated below investment grade or determined by Lord Abbett to be of comparable quality. The Fund primarily invests in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of

PROSPECTUS – THE FUNDS

below investment grade senior loans. The Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral. The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities, second lien loans, fixed-rate debt securities, and repurchase agreements.

The Fund may invest up to 25% of its total assets in senior loans made to foreign-domiciled borrowers and foreign securities, including emerging market securities. The Fund expects that substantially all of the senior loans in which it invests will be U.S. dollar-denominated, but the Fund may invest in non-U.S. dollar- denominated senior loans.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may invest up to 10% of its total assets in derivative instruments. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•	Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

PROSPECTUS – THE FUNDS

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, swaptions (options on swaps), credit default swaps and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are traded on exchanges and cleared through clearing houses.

Portfolio management conducts fundamental research by analyzing industry and issuer specific data and performing quantitative and qualitative credit research. The Fund’s portfolio construction process is based on positioning across the credit quality spectrum, seeking to maximize favorable industries, and selecting loans with attractive structural features. Portfolio management determines the value of selected loans and determines whether they meet these criteria. The

PROSPECTUS – THE FUNDS

Fund attempts to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

High Yield Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities (commonly referred to as “high-yield” or “junk” bonds), including corporate debt securities and securities that are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

PROSPECTUS – THE FUNDS

The Fund may invest in debt securities of any credit quality, including defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”).

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest up to 20% of its net assets in foreign (including emerging market) securities that primarily are traded outside of the U.S. The Fund also may invest up to 20% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, rights to purchase equity securities of an issuer, and equity interests in trusts and partnerships, including real estate investment trusts. The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio.

The Fund may invest up to 20% of its net assets in municipal securities. Municipal securities are debt securities that are issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal securities include both general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing authority, and revenue bonds, which are payable only from revenue derived from a particular facility or source.

The debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may invest up to 15% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign

PROSPECTUS – THE FUNDS

corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord

PROSPECTUS – THE FUNDS

Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are traded on exchanges and cleared through clearing houses.

PROSPECTUS – THE FUNDS

The Fund believes high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. In addition to seeking current income, the Fund seeks unusual values, particularly in lower-rated debt securities. The Fund seeks to purchase lower-rated securities the Fund believes will experience declining credit risk, allowing the securities potentially to generate higher returns.

The Fund selects securities using a bottom-up analysis of an issuer’s management quality, credit, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The Fund applies proprietary filters to this fundamental analysis to position its portfolio across the high- yield credit continuum. The Fund attempts to reduce investment risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Income Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt (or fixed income) securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by a rating agency such as Moody’s

PROSPECTUS – THE FUNDS

Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Such investments primarily consist of:

•	Corporate debt securities of U.S. issuers;

•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

•	Mortgage-backed, mortgage-related and other asset-backed securities;

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; and

•	Inflation-linked investments.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

Subject to the limitations above, the Fund may invest in high-yield debt securities (commonly referred to as “lower-rated bonds” or “junk bonds”). High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund also may invest in debt securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Such investments may include debt securities of issuers economically tied to emerging markets.

The investment grade and high-yield securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable

PROSPECTUS – THE FUNDS

from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

PROSPECTUS – THE FUNDS

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

PROSPECTUS – THE FUNDS

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are traded on exchanges and cleared through clearing houses.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal

PROSPECTUS – THE FUNDS

investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Inflation Focused Fund

For purposes of its investment objective, the Fund uses the CPI-U to measure the rate of inflation in the U.S. economy. The Fund pursues its investment objective by combining inflation-linked derivatives and inflation-indexed fixed income securities (collectively, “Inflation-Linked Investments”) with a portfolio of fixed income securities. In addition, the Fund may buy or sell Treasury futures or interest rate swaps to actively manage its portfolio duration. The use of the term “Inflation Focused” in the Fund’s name does not refer to a particular type of security in which the Fund invests; rather, it refers to its overall strategy that seeks investment returns that exceed the rate of inflation in the U.S. economy over time. In the Fund’s view, exceeding the rate of inflation in the U.S. economy could mean achieving greater gains than the CPI-U during periods of anticipated or actual inflation or sustaining smaller losses than the CPI-U during periods of anticipated or actual deflation.

The percentage of the Fund’s assets that is invested in Inflation-Linked Investments and the types of Inflation-Linked Investments used by the Fund will vary. The Fund does not seek to forecast inflationary trends, but merely seeks exposure through Inflation-Linked Investments. The Fund will invest the remainder of its assets primarily in fixed income securities of various types, as discussed in more detail below. Because the Fund uses Inflation-Linked Investments as a speculative tool, the Fund is designed for long-term investors and may not be appropriate for investors who are looking to protect their purchasing power in the near term.

The specific types of Inflation-Linked Investments that the Fund may use include:

•

Inflation-Linked Derivatives. The Fund may invest substantially in inflation-linked derivatives, primarily CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund normally may enter into CPI swaps on a zero-coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. Conversely, the Fund may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on some

PROSPECTUS – THE FUNDS

notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals. As the market for inflation-linked derivatives continues to innovate, other variables and similar derivative investments may be available and used by the Fund.

Below is a graphic based on a simple example where the Fund enters into a CPI swap contract and agrees to pay the counterparty a fixed rate (multiplied by a notional amount to determine the actual amount payable) in return for the counterparty’s agreement to pay the Fund the rate of increase in the CPI during the life of the contract (again, multiplied by the notional amount to determine the actual amount payable).

Notional (Contract) Amount
x
Floating Interest Rate (Change in CPI)
(Cumulative over the life of the Contract)

Buyer (the Fund)	Seller (the Counterparty)

Notional (Contract) Amount
x
Fixed Interest Rate
(Compounded over the life of the Contract)

As described in more detail below, the Fund may invest substantially in other types of derivatives for non-hedging or hedging purposes. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index. The Fund will be required to segregate permissible liquid assets, or engage in other measures to cover its obligations relating to CPI swaps and other derivative transactions.

•

Inflation-Indexed Fixed Income Securities. Inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described further below.

PROSPECTUS – THE FUNDS

The Fund invests the remainder of its assets primarily in fixed income securities of various types and will use such securities to cover its obligations under CPI swaps and other derivative transactions. The Fund may invest in fixed income securities with both fixed and variable interest rates. As described in more detail below, among such fixed income securities in which the Fund may invest without limitation are investment grade:

•	Corporate debt securities of U.S. issuers;

•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

•

Mortgage-backed, mortgage-related and other asset-backed securities, including collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, and stripped mortgage-backed securities (SMBS); and

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

Investment grade fixed income securities are securities that are rated within the four highest grades assigned by a rating agency, including Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), and Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. Subject to the limitations above, the Fund may invest in high-yield debt securities, which are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present different and generally greater risks, as discussed below.

The investment grade and high-yield securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities

PROSPECTUS – THE FUNDS

include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund also may invest in fixed income securities issued by non-U.S. (including emerging market) entities and denominated in currencies other than the U.S. dollar.

The Fund may invest in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default. However, the Fund may invest in senior loans that are not secured by any specific collateral.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund attempts to manage the average duration of the securities it holds in its portfolio and hedge interest rate risk by investing in Treasury futures and interest rate swaps. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

In addition to CPI swaps, the Fund may use various other types of derivatives to gain investment exposure or to hedge against risk. Derivatives are financial instruments that derive their value from the value of an underlying asset,

PROSPECTUS – THE FUNDS

reference rate, or index. The Fund may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. The Fund also may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in inflation or interest rates that may reduce the market value of the Fund’s investment portfolio. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. In connection with CPI swaps and other derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to cover the Fund’s obligations relating to such transactions. The Fund is regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

The types of derivative instruments that the Fund may use consist principally of:

•

Swaps. In addition to CPI swaps, the Fund may enter into other types of swap contracts, including interest rate, equity index, credit default, currency, and total return swaps, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are traded on exchanges and cleared through clearing houses.

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial

PROSPECTUS – THE FUNDS

portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

The Fund combines top-down and bottom-up analysis in its portfolio construction process. Portfolio management takes into account several factors in its analysis, including, but not limited to current and expected economic conditions, rising and falling interest rates, and credit quality. The Fund applies proprietary filters to this analysis to determine the structure of the portfolio and security selection. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold

PROSPECTUS – THE FUNDS

the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Short Duration Income Fund

The Fund invests primarily in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Such investments primarily include:

•	Corporate debt securities of U.S. issuers;

•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

•	Mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities;

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; and

•	Inflation-linked investments.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

PROSPECTUS – THE FUNDS

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average dollar- weighted duration range between one and three years.

Subject to the limitations above, the Fund may invest in high-yield debt securities. High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund also may invest in debt securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-

PROSPECTUS – THE FUNDS

backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities. The Fund may, and typically does, invest substantially in CMBS, including lower rated CMBS.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial

PROSPECTUS – THE FUNDS

instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a

PROSPECTUS – THE FUNDS

specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are traded on exchanges and cleared through clearing houses.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PROSPECTUS – THE FUNDS

Total Return Fund

Under normal conditions, the Fund pursues its investment objective by investing primarily in investment grade debt (or fixed income) securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest in corporate debt securities, as well as securities issued or guaranteed by the U.S. Government, its agencies or government- sponsored enterprises.

The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund also may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities that are denominated in foreign currencies.

The investment grade and high-yield securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in TIPS, which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are

PROSPECTUS – THE FUNDS

secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

PROSPECTUS – THE FUNDS

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are traded on exchanges and cleared through clearing houses.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all payments of interest and principal on the security, including how these payments are

PROSPECTUS – THE FUNDS

affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Barclays U.S. Aggregate Bond Index (which was approximately 5.54 years as of March 9, 2016).

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund

PROSPECTUS – THE FUNDS

also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

Diversified Equity Strategy Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

PROSPECTUS – THE FUNDS

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and/or the underlying funds may not achieve their objectives. The securities selected for the Fund and/or underlying funds may not perform as well as other securities that were not selected for the Fund and/or underlying funds. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income

PROSPECTUS – THE FUNDS

securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

•

Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. Mid-sized and smaller companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and smaller companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and smaller company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in mid-sized and smaller companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles,

PROSPECTUS – THE FUNDS

causing the Fund to incur losses or underperform. The shares of mid-sized and smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency

PROSPECTUS – THE FUNDS

exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk

PROSPECTUS – THE FUNDS

that Lord Abbett will not accurately predict currency movements, and the underlying fund’s return could be reduced as a result. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

•

Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

•

Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, many types of derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio.

PROSPECTUS – THE FUNDS

Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify losses and increase volatility. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. The Fund and each underlying fund will be required to identify and earmark permissible liquid assets to cover its obligations under derivative transactions. The Fund and/or an underlying fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

There is no assurance that the Fund or the underlying funds will be able to employ their derivatives strategies successfully. The impact of derivatives on the performance of the Fund or an underlying fund will depend on the ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If such factors are incorrectly forecasted, the performance of the Fund or an underlying fund could suffer. Although hedging may reduce or eliminate losses, it may also reduce or eliminate gains.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

PROSPECTUS – THE FUNDS

Multi-Asset Balanced Opportunity Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and/or the underlying funds may not achieve their objectives. The securities selected for the Fund and/or underlying funds

PROSPECTUS – THE FUNDS

may not perform as well as other securities that were not selected for the Fund and/or underlying funds. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

PROSPECTUS – THE FUNDS

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

•

Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. Mid-sized and smaller companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and smaller companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and smaller company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in mid-sized and smaller companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

PROSPECTUS – THE FUNDS

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or

PROSPECTUS – THE FUNDS

concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or

PROSPECTUS – THE FUNDS

regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

PROSPECTUS – THE FUNDS

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause

PROSPECTUS – THE FUNDS

interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile.

An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the floaters becomes greater in proportion to the value of the underlying municipal bonds.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a

PROSPECTUS – THE FUNDS

number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements, and the

PROSPECTUS – THE FUNDS

underlying fund’s return could be reduced as a result. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

•

Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, many types of derivatives involve heightened

PROSPECTUS – THE FUNDS

counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio.

Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify losses and increase volatility. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. The Fund and each underlying fund will be required to identify and earmark permissible liquid assets to cover its obligations under derivative transactions. The Fund and/or an underlying fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

There is no assurance that the Fund or the underlying funds will be able to employ their derivatives strategies successfully. The impact of derivatives on the performance of the Fund or an underlying fund will depend on the ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If such factors are incorrectly forecasted, the performance of the Fund or an underlying fund could suffer. Although hedging may reduce or eliminate losses, it may also reduce or eliminate gains.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities

PROSPECTUS – THE FUNDS

that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Multi-Asset Growth Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

PROSPECTUS – THE FUNDS

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and/or the underlying funds may not achieve their objectives. The securities selected for the Fund and/or underlying funds may not perform as well as other securities that were not selected for the Fund and/or underlying funds. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income

PROSPECTUS – THE FUNDS

securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

•

Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. Mid-sized and smaller companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and smaller companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and smaller company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in mid-sized and smaller companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles,

PROSPECTUS – THE FUNDS

causing the Fund to incur losses or underperform. The shares of mid-sized and smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other

PROSPECTUS – THE FUNDS

unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder

PROSPECTUS – THE FUNDS

of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic

PROSPECTUS – THE FUNDS

downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of

PROSPECTUS – THE FUNDS

fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile.

An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the floaters becomes greater in proportion to the value of the underlying municipal bonds.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are

PROSPECTUS – THE FUNDS

denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will

PROSPECTUS – THE FUNDS

reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements, and the underlying fund’s return could be reduced as a result. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

PROSPECTUS – THE FUNDS

•

Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, many types of derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio.

Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify losses and increase volatility. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. The Fund and each underlying fund will be required to identify and earmark permissible liquid assets to cover its obligations under derivative transactions. The Fund and/or an underlying fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

There is no assurance that the Fund or the underlying funds will be able to employ their derivatives strategies successfully. The impact of derivatives on the performance of the Fund or an underlying fund will depend on the ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If such factors are incorrectly forecasted, the performance of the Fund or an underlying fund could suffer. Although hedging may reduce or eliminate losses, it may also reduce or eliminate gains.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the

PROSPECTUS – THE FUNDS

Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Multi-Asset Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. Lord Abbett is the investment adviser for both the Fund and the

PROSPECTUS – THE FUNDS

underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and/or the underlying funds may not achieve their objectives. The securities selected for the Fund and/or underlying funds may not perform as well as other securities that were not selected for the Fund and/or underlying funds. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

PROSPECTUS – THE FUNDS

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment

PROSPECTUS – THE FUNDS

grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond

PROSPECTUS – THE FUNDS

supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high-

PROSPECTUS – THE FUNDS

yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile.

An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the floaters becomes greater in proportion to the value of the underlying municipal bonds.

•

Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of

PROSPECTUS – THE FUNDS

investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

•

Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. Mid-sized and smaller companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and smaller companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and smaller company

PROSPECTUS – THE FUNDS

stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in mid-sized and smaller companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in

PROSPECTUS – THE FUNDS

their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

PROSPECTUS – THE FUNDS

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements, and the underlying fund’s return could be reduced as a result. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to

PROSPECTUS – THE FUNDS

redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

•

Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, many types of derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio.

Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify losses and increase volatility. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. The Fund and each underlying fund will be required to identify and earmark permissible liquid assets to cover its obligations under derivative transactions. The Fund and/or an underlying fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

There is no assurance that the Fund or the underlying funds will be able to employ their derivatives strategies successfully. The impact of derivatives on the performance of the Fund or an underlying fund will depend on the ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If such factors are incorrectly forecasted, the performance of the Fund or an underlying fund could suffer. Although hedging may reduce or eliminate losses, it may also reduce or eliminate gains.

PROSPECTUS – THE FUNDS

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Convertible Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions,

PROSPECTUS – THE FUNDS

operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

PROSPECTUS – THE FUNDS

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline

PROSPECTUS – THE FUNDS

in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

PROSPECTUS – THE FUNDS

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus

PROSPECTUS – THE FUNDS

will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries

PROSPECTUS – THE FUNDS

or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

•

Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. Mid-sized and smaller companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and smaller companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and smaller company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in mid-sized and smaller companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

PROSPECTUS – THE FUNDS

Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund

PROSPECTUS – THE FUNDS

invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although

PROSPECTUS – THE FUNDS

hedging may reduce or eliminate losses, it also may reduce or eliminate gains. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Core Fixed Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions,

PROSPECTUS – THE FUNDS

operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

PROSPECTUS – THE FUNDS

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by

PROSPECTUS – THE FUNDS

the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage- related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in Inflation-Linked Investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although Inflation-Linked Investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of Inflation-Linked Investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold Inflation-Linked Investments.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can

PROSPECTUS – THE FUNDS

increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting,

PROSPECTUS – THE FUNDS

financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such

PROSPECTUS – THE FUNDS

cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes

PROSPECTUS – THE FUNDS

result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Core Plus Bond Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

PROSPECTUS – THE FUNDS

•

New Fund Risk: The Fund is recently organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is

PROSPECTUS – THE FUNDS

more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the

PROSPECTUS – THE FUNDS

market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage-related securities, including commercial mortage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities

PROSPECTUS – THE FUNDS

in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Commercial Mortgage-Backed Securities (CMBS) Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying

PROSPECTUS – THE FUNDS

mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

•

Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency

PROSPECTUS – THE FUNDS

exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency

PROSPECTUS – THE FUNDS

movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of

PROSPECTUS – THE FUNDS

derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains.

Floating Rate Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully

PROSPECTUS – THE FUNDS

evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

PROSPECTUS – THE FUNDS

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial

PROSPECTUS – THE FUNDS

difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income

PROSPECTUS – THE FUNDS

markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

PROSPECTUS – THE FUNDS

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower

PROSPECTUS – THE FUNDS

trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage- related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally

PROSPECTUS – THE FUNDS

are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

High Yield Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully

PROSPECTUS – THE FUNDS

evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

PROSPECTUS – THE FUNDS

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline

PROSPECTUS – THE FUNDS

in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

PROSPECTUS – THE FUNDS

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

•

Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected

PROSPECTUS – THE FUNDS

by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

•

Municipal Securities Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability

PROSPECTUS – THE FUNDS

to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by

PROSPECTUS – THE FUNDS

the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage- related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are

PROSPECTUS – THE FUNDS

denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions

PROSPECTUS – THE FUNDS

include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Defaulted Bonds Risk: Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and/or pay its obligations in full. The repayment of defaulted bonds is subject to significant uncertainties, and

PROSPECTUS – THE FUNDS

in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which securities may in turn be illiquid, subject to restrictions on resale and/or speculative.

•

Distressed Debt Risk: The Fund may hold securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Investments in distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The anticipated transaction regarding these instruments may be unsuccessful, take considerable time or result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. The Fund also may incur expenses trying to protect its interests in distressed debt. Additionally, the prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. In addition, the Fund may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or workout. In any reorganization or liquidation proceeding, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund

PROSPECTUS – THE FUNDS

in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there

PROSPECTUS – THE FUNDS

can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below

PROSPECTUS – THE FUNDS

investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

PROSPECTUS – THE FUNDS

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the

PROSPECTUS – THE FUNDS

Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed

PROSPECTUS – THE FUNDS

securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in Inflation-Linked Investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although Inflation-Linked Investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of Inflation-Linked Investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold Inflation-Linked Investments.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in

PROSPECTUS – THE FUNDS

settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund

PROSPECTUS – THE FUNDS

invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal

PROSPECTUS – THE FUNDS

securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes

PROSPECTUS – THE FUNDS

result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Inflation Focused Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market. The success of the Fund’s investment strategies will largely depend on the extent to which the Fund’s portfolio management correctly forecasts inflationary trends and expectations. To the extent that the Fund’s portfolio management incorrectly forecasts inflationary trends and expectations, the Fund may incur additional losses during non-inflationary periods or fail to achieve investment returns that exceed the rate of inflation during inflationary periods.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming

PROSPECTUS – THE FUNDS

increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in Inflation-Linked Investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although Inflation-Linked Investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of Inflation-Linked Investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold Inflation-Linked Investments.

•

Derivatives Risk: The Fund may invest substantially in CPI swaps and other types of derivatives for non-hedging or hedging purposes. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives are subject to risks such as counterparty risk, liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to

PROSPECTUS – THE FUNDS

liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract (such as a CPI swap) will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic

PROSPECTUS – THE FUNDS

conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Counterparty Risk: A significant risk in two-party contracts such as CPI swaps is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. Accordingly, such transactions involve the risk that the Fund will be delayed in or prevented from obtaining payments owed to it.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the

PROSPECTUS – THE FUNDS

Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Leverage Risk: Certain of the Fund’s transactions (including, among others, CPI swaps and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. By setting aside assets equal to only its net obligations under cash-settled swaps and futures, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such transactions. There is no assurance that the Fund will be able to employ leverage successfully.

PROSPECTUS – THE FUNDS

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower

PROSPECTUS – THE FUNDS

trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining,

PROSPECTUS – THE FUNDS

the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Commercial Mortgage-Backed Securities (CMBS) Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

PROSPECTUS – THE FUNDS

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The senior loans in which the Fund may invest primarily are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting

PROSPECTUS – THE FUNDS

principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Tax Treatment Limitations and Potential Changes in Tax Treatment: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Although the Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the U.S. Treasury Department would determine that such gain is non-qualifying income. The Fund’s intention to qualify for favorable tax treatment under the Code may limit the Fund’s ability to invest in certain investments, especially commodity related investments, which may offer the potential to hedge against inflation. In addition, the Fund’s transactions in futures, swaps and other derivatives could also result in the Fund realizing more short-term capital gain and ordinary income (subject to ordinary tax rates) than otherwise would be the case if the Fund did not invest in such instruments. To the extent that the Fund invests in this manner, the realization of short-term gain and ordinary income may impact the amount, timing, and character of the Fund’s distributions to shareholders and the Fund’s after-tax returns.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes

PROSPECTUS – THE FUNDS

result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Short Duration Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

PROSPECTUS – THE FUNDS

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These

PROSPECTUS – THE FUNDS

factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular

PROSPECTUS – THE FUNDS

investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the

PROSPECTUS – THE FUNDS

Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Commercial Mortgage-Backed Securities (CMBS) Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income

PROSPECTUS – THE FUNDS

securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

•

Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in Inflation-Linked Investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although Inflation-Linked Investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of Inflation-Linked Investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold Inflation-Linked Investments.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency

PROSPECTUS – THE FUNDS

movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet

PROSPECTUS – THE FUNDS

the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

PROSPECTUS – THE FUNDS

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells

PROSPECTUS – THE FUNDS

investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Total Return Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

PROSPECTUS – THE FUNDS

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These

PROSPECTUS – THE FUNDS

factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular

PROSPECTUS – THE FUNDS

investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the

PROSPECTUS – THE FUNDS

Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in Inflation-Linked Investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although Inflation-Linked Investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of Inflation-Linked Investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold Inflation-Linked Investments.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject

PROSPECTUS – THE FUNDS

to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged

PROSPECTUS – THE FUNDS

positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

PROSPECTUS – THE FUNDS

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

PROSPECTUS – THE FUNDS

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Funds also may be subject to certain operational risks, including:

•

Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett has become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cybersecurity incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cybersecurity threats. Furthermore, Lord Abbett cannot control the cybersecurity systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cybersecurity-related incident.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding the disclosure of the Funds’ portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds’ portfolio investments, performance, expenses, and operations. The Board appoints officers

PROSPECTUS – THE FUNDS

who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $122.3 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.4 billion for which Lord Abbett provides investment models to managed account sponsors as of January 31, 2016.

Portfolio Managers. Each Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Funds-of-Funds. Giulio Martini, Portfolio Manager, heads each Fund’s team. Mr. Martini joined Lord Abbett in and has been a member of the team since 2015. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015 and Chief Investment Officer of Currency Strategies at Sanford C. Bernstein & Co. from 1985 to 2012. Additional members of each Fund’s team are Robert I. Gerber, Partner and Chief Investment Officer, and Robert A. Lee, Partner and Deputy Chief Investment Officer. Mr. Gerber joined Lord Abbett in 1997 and has been a member of the team of each of Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund since 2005 and a member of the team of Diversified Equity Strategy Fund since 2006. Mr. Lee joined Lord Abbett in 1997 and has been a member of each Fund’s team since 2016.

Messrs. Martini, Gerber, and Lee are jointly and primarily responsible for the day-to-day management of each Fund. Mr. Gerber will retire from Lord Abbett effective June 30, 2016, at which time Mr. Lee will succeed him as Lord Abbett’s Chief Investment Officer.

Convertible Fund. Alan R. Kurtz, Portfolio Manager, heads the Fund’s team and is primarily responsible for the day-to-day management of the Fund. Mr. Kurtz joined Lord Abbett in 2000 and has been a member of the Fund’s team since 2003. Additional members of the Fund’s team are Robert A. Lee, Partner and Deputy Chief Investment Officer, and Steven F. Rocco, Partner and Portfolio Manager. Messrs. Lee and Rocco joined Lord Abbett in 1997 and 2004, respectively, and have been members of the Fund’s team since 2013 and 2014, respectively. Messrs. Kurtz, Lee, and Rocco are jointly and primarily responsible for the day- to-day management of the Fund.

PROSPECTUS – THE FUNDS

Core Fixed Income Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in and has been a member of the Fund’s team since 2010. Additional members of the Fund’s team are Robert A. Lee, Partner and Deputy Chief Investment Officer, Andrew H. O’Brien, Partner and Portfolio Manager, and Leah G. Traub, Partner and Portfolio Manager. Messrs. Lee and O’Brien and Ms. Traub joined Lord Abbett in 1997, 1998, and 2007, respectively. Messrs. Lee and O’Brien have been members of the Fund’s team since 1998 and Ms. Traub has been a member of the Fund’s team since 2009. Messrs. Yuoh, Lee, and O’Brien and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

Core Plus Bond Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in 2010. Additional members of the Fund’s team are Robert A. Lee, Partner and Deputy Chief Investment Officer, Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Portfolio Manager, and Leah G. Traub, Partner and Portfolio Manager. Messrs. Lee, O’Brien, and Rocco and Ms. Traub joined Lord Abbett in 1997, 1998, 2004, and 2007, respectively. Messrs. Yuoh, Lee, O’Brien, and Rocco and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund and have been members of the Fund’s team since its 2015 inception.

Floating Rate Fund. Jeffrey D. Lapin, Portfolio Manager, heads the Fund’s team. Mr. Lapin joined Lord Abbett in and has been a member of the Fund’s team since 2012. Prior to that date, Mr. Lapin was a Managing Director at Post Advisory Group, an asset management firm specializing in high-yield securities. Additional members of the Fund’s team are Robert A. Lee, Partner and Deputy Chief Investment Officer, and Steven F. Rocco, Partner and Portfolio Manager. Messrs. Lee and Rocco joined Lord Abbett in 1997 and 2004, respectively, and have been members of the Fund’s team since 2013 and 2014, respectively. Messrs. Lapin, Lee, and Rocco are jointly and primarily responsible for the day-to-day management of the Fund.

High Yield Fund. Steven F. Rocco, Partner and Portfolio Manager, heads the Fund’s team. Mr. Rocco joined Lord Abbett in 2004 and has been a member of the Fund’s team since 2010. Robert A. Lee, Partner and Deputy Chief Investment Officer, is an additional member of the Fund’s team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the Fund’s team since 2013. Messrs. Rocco and Lee are jointly and primarily responsible for the day-to-day management of the Fund.

Income Fund and Short Duration Income Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads each Fund’s team. Mr. O’Brien joined Lord Abbett in and has been a member of each Fund’s team since 1998. Additional members of each Fund’s team are Robert A. Lee, Partner and Deputy Chief Investment Officer, Kewjin Yuoh, Partner and Portfolio Manager, Steven F. Rocco, Partner and Portfolio Manager, and Leah G. Traub, Partner and Portfolio

PROSPECTUS – THE FUNDS

Manager. Messrs. Lee, Yuoh, and Rocco and Ms. Traub joined Lord Abbett in 1997, 2010, 2004, and 2007, respectively, and have been members of each Fund’s team since 1998, 2010, 2013, and 2009, respectively. Messrs. O’Brien, Lee, Yuoh, and Rocco and Ms. Traub are jointly and primarily responsible for the day-to- day management of each Fund.

Inflation Focused Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in 2010 and has been a member of the Fund’s team since 2011. Additional members of the Fund’s team are Robert A. Lee, Partner and Deputy Chief Investment Officer, Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Portfolio Manager, Leah G. Traub, Partner and Portfolio Manager, and Hyun Lee, Portfolio Manager. Messrs. Lee, O’Brien, and Rocco, Hyun Lee, and Ms. Traub joined Lord Abbett in 1997, 1998, 2004, 2001, and 2007, respectively. Messrs. Lee and O’Brien, Hyun Lee, and Ms. Traub have been members of the Fund’s team since 2011. Mr. Rocco has been a member of the Fund’s team since 2013. Messrs. Yuoh, Lee, O’Brien, and Rocco, Hyun Lee, and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

Total Return Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in and has been a member of the Fund’s team since 2010. Additional members of the Fund’s team are Robert A. Lee, Partner and Deputy Chief Investment Officer, Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Portfolio Manager, and Leah G. Traub, Partner and Portfolio Manager. Messrs. Lee, O’Brien, and Rocco and Ms. Traub joined Lord Abbett in 1997, 1998, 2004, and 2007, respectively, and have been members of the Fund’s team since 1998, 1998, 2013, and 2009, respectively. Messrs. Yuoh, Lee, O’Brien, and Rocco and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. Each management fee is accrued daily and payable monthly.

For each of the Funds-of-Funds, the management fee is calculated at the annual rate of 0.10% on each of the Fund’s average daily net assets.

For the fiscal year ended November 30, 2015, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.00% of Diversified Equity Strategy Fund’s average daily net assets and 0.10% of each of Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund’s average daily net assets.

PROSPECTUS – THE FUNDS

Lord Abbett is entitled to a management fee for Convertible Fund as calculated at the following annual rates:

0.70% on the first $1 billion of average daily net assets;
0.60% on the next $1 billion of average daily net assets; and
0.57% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2015, the effective annual rate of the fee paid to Lord Abbett net of any applicable waivers or reimbursements, was 0.65% of Convertible Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for each of Core Fixed Income Fund, Core Plus Bond Fund, and Total Return Fund as calculated at the following annual rates:

0.45% on the first $1 billion of average daily net assets;
0.40% on the next $1 billion of average daily net assets; and
0.35% on each Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2015, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.24% of Core Fixed Income Fund’s average daily net assets.

For the fiscal year ended November 30, 2015, the effective annual rate of the fee paid to Lord Abbett was 0.26% of Total Return Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Floating Rate Fund as calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and
0.45% on the Fund’s average daily net assets over $1 billion.

For the fiscal year ended November 30, 2015, the effective annual rate of the fee paid to Lord Abbett was 0.46% of Floating Rate Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for High Yield Fund as calculated at the following annual rates:

0.60% on the first $1 billion of average daily net assets;
0.55% on the next $1 billion of average daily net assets; and
0.50% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2015, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.54% of High Yield Fund’s average daily net assets.

PROSPECTUS – THE FUNDS

Prior to April 1, 2016, Lord Abbett was entitled to a management fee for Income Fund as calculated at the following annual rates:

0.50% on the first $2.5 billion of average daily net assets;
0.45% on the next $1.5 billion of average daily net assets; and
0.40% on the Fund’s average daily net assets over $4 billion.

Effective April 1, 2016, Lord Abbett is entitled to a management fee for Income Fund as calculated at the following annual rates:

0.50% on the first $2.5 billion of average daily net assets;
0.40% on the next $1.5 billion of average daily net assets; and
0.38% on the Fund’s average daily net assets over $4 billion.

For the fiscal year ended November 30, 2015, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.38% of Income Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Inflation Focused Fund as calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;
0.375% on the next $3 billion of average daily net assets; and
0.35% on the Fund’s average daily net assets over $5 billion.

For the fiscal year ended November 30, 2015, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.19% of Inflation Focused Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Short Duration Income Fund as calculated at the following annual rates:

0.35% on the first $1 billion of average daily net assets;
0.30% on the next $1 billion of average daily net assets; and
0.25% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2015, the effective annual rate of the fee paid to Lord Abbett was 0.25% of Short Duration Income Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not otherwise expressly assumed by Lord Abbett or borne by the underlying funds, as applicable.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval generally is available in the Funds’ semiannual report to shareholders for the six-month period ended May 31st.

PROSPECTUS – THE FUNDS

As used in the remaining portion of this prospectus, the terms “a Fund,” “each Fund,” and “the Fund” refer to each Fund individually or the Funds collectively, as the context may require, unless reference to a specific Fund is provided. The Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund sometimes are referred to as the “Funds-of-Funds.” In the case of the Funds-of-Funds, references to each “Fund” or the “Funds” are to all or certain of the underlying funds.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you; and

•	the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

PROSPECTUS – THE FUNDS

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

PROSPECTUS – THE FUNDS

Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)

Front-End Sales Charge (Diversified Equity Strategy Fund only)	Up to 5.75%; reduced or waived for large purchases and certain investors; eliminated for purchases of $1 million or more

Front-End Sales Charge (For each Fund other than Diversified Equity Strategy Fund)	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more

CDSC (Diversified Equity Strategy Fund only)	1.00% on redemptions made within one year following purchases of $1 million or more; waived under certain circumstances

CDSC (For each Fund other than Diversified Equity Strategy Fund)	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds- of-Funds)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%

Automatic Conversion	None

Exchange Privilege(3)	Class A shares of most Lord Abbett Funds

Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Automatic Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(4)

Exchange Privilege(3)	Class B shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	Up to 1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds- of-Funds)

Each Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Automatic Conversion	None

Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs and certain registered investment advisers

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(5)

Automatic Conversion	None

Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class I shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(6)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Automatic Conversion	None

Exchange Privilege(3)	Class P shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Automatic Conversion	None

Exchange Privilege(3)	Class R2 shares of most Lord Abbett Funds

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Automatic Conversion	None

Exchange Privilege(3)	Class R3 shares of most Lord Abbett Funds

Class R4 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class R4 shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class R5 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R5 shares of most Lord Abbett Funds

Class R6 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R6 shares of most Lord Abbett Funds

(1)

Effective as of the close of business on December 31, 2015, Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”

(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A and R4 shares, 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class I, R5, and R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(4)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(5)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”
(6)	Class P shares are closed to substantially all new investors.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

PROSPECTUS – THE FUNDS

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	See below

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”).

Additional Information about the Availability of Share Classes

Class A Shares. Effective as of the close of business on December 31, 2015, Class A shares are closed to substantially all new retirement and benefit plans, except that (i) retirement and benefit plans that have invested in Class A shares of the Fund as of the close of business on December 31, 2015 may continue to hold Class A shares of that Fund and may make additional purchases of Class A shares, including purchases by new plan participants; and (ii) retirement and benefit plans that did not hold Class A shares of the Fund as of the close of business on December 31, 2015 may invest in Class A shares if such shares are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, contingent deferred sales charge (“CDSC”), and conversion features will

PROSPECTUS – THE FUNDS

continue to apply to Class B shares held by shareholders. Any purchase request for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds (as defined below) under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•

Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in each Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee- based program the participation in which is available to non-institutional investors, as described below.

PROSPECTUS – THE FUNDS

•

Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•

Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

o

Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

o

Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

•

Participants in bank-offered fee-based programs may purchase Class I shares without any minimum initial investment if: (i) the program offers asset allocation models for which the bank or an affiliate of the bank has sole discretion to select mutual funds included in the model and determine the percentage of the model allocated among those funds; and (ii) the program uses institutional mutual fund share classes exclusively.

•

Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•

Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor

PROSPECTUS – THE FUNDS

specifically for such purchases subject to the following limitations. Effective as of the close of business on December 31, 2015, Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

PROSPECTUS – THE FUNDS

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

SALES CHARGES

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the net asset value (“NAV”) plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the amount you purchase.

Front-End Sales Charge — Class A Shares (Diversified Equity Strategy Fund Only)

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $50,000	5.75%	6.10%	.9425	5.00%

$50,000 to $99,999	4.75%	4.99%	.9525	4.00%

$100,000 to $249,999	3.95%	4.11%	.9605	3.25%

$250,000 to $499,999	2.75%	2.83%	.9725	2.25%

$500,000 to $999,999	1.95%	1.99%	.9805	1.75%

$1,000,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

PROSPECTUS – THE FUNDS

Front-End Sales Charge — Class A Shares (All Funds except Diversified Equity Strategy Fund)

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $100,000	2.25%	2.30%	.9775	2.00%

$100,000 to $249,999	1.75%	1.78%	.9825	1.50%

$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and Class C); and

3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party.

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected. Class F, I, P, R2, R3, R4, R5, and R6 shares are not subject to a CDSC.

PROSPECTUS – THE FUNDS

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds (as defined below) in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other

PROSPECTUS – THE FUNDS

information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases –You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class I, R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class I, R2, R3, R4, R5, and R6 share holdings may not be

PROSPECTUS – THE FUNDS

combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

•	purchases of $500,000 ($1 million in the case of Diversified Equity Strategy Fund) or more (may be subject to a CDSC);

•

purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with

PROSPECTUS – THE FUNDS

the Fund and/or Lord Abbett Distributor specifically for such purchases, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

purchases by employees of eligible institutions under Section 403(b)(7) of the Code maintaining individual custodial accounts held by a broker-dealer that has entered into a settlement agreement with a regulatory body, including the Financial Industry Regulatory Authority, regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

PROSPECTUS – THE FUNDS

•	certain other types of investors may qualify to purchase Class A shares without a front-end sales charge as described in the SAI.

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A, B, or C shares under the circumstances listed in the table below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, B, C

Eligible mandatory distributions under the Code	A, B, C

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds

A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into prior to December 2002

A

Class A and Class C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	B, C

Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	B, C

In the case of Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund only, where the application of a CDSC would cause the Fund to fail to be considered a “qualified default investment alternative” under ERISA

B, C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares may be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; and

PROSPECTUS – THE FUNDS

•

Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed.

Reinvestment Privilege. If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. Please see the SAI for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

PROSPECTUS – THE FUNDS

Class

	A(2)	A(2)	B(2)	C(2)	C(2)	C(2)(3)	F(4)	I	P	R2	R3	R4	R5	R6
Fee(1)	Funds- of- Funds	All Funds except Funds- of- Funds		Funds- of- Funds except Multi- Asset Income Fund	Multi- Asset Income Fund	All Funds except Funds of- Funds

Service	0.25%	0.15%	0.25%	0.25%	0.25%	0.25%	–	–	0.25%	0.25%	0.25%	0.25%	–	–

Distribution	–	–	–	0.75%	0.65%	0.50%	–	–	0.20%	0.35%	0.25%	–	–	–

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

Assumes a Class C 12b-1 rate of 1.00%. The 12b-1 fee that each Fund other than the Funds-of-Funds will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 Fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

PROSPECTUS – THE FUNDS

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

•	purchases of $500,000 ($1 million in the case of Diversified Equity Strategy Fund) or more;

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

PROSPECTUS – THE FUNDS

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

All Funds except Diversified Equity Strategy Fund - $500,000 to $5 million Diversified Equity Strategy Fund Only - $1 million to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares no longer are available.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, I, P, R2, R3, R4, R5, and R6 Shares. Class F, I, P, R2, R3, R4, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities,

PROSPECTUS – THE FUNDS

including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PROSPECTUS – THE FUNDS

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than

PROSPECTUS – THE FUNDS

described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

PROSPECTUS – THE FUNDS

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and

PROSPECTUS – THE FUNDS

benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. In addition, Class C shares are not permitted to convert to Class A shares unless the conversion is made to facilitate the shareholder’s participation in a fee-based advisory program. No sales charge will be imposed on converted shares. The financial intermediary making the

PROSPECTUS – THE FUNDS

conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This

PROSPECTUS – THE FUNDS

process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

PROSPECTUS – THE FUNDS

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s investment team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the Fund’s investment team may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI), (iii) transacting in exchange traded funds and/or derivatives, or (iv) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

PROSPECTUS – THE FUNDS

For investing

Invest-A-Matic(1),(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1)

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

PROSPECTUS – THE FUNDS

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, a

PROSPECTUS – THE FUNDS

Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Each Fund-of-Funds’ NAV is calculated based upon the NAVs of the underlying funds in which the Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so. When used below, the term “Fund” refers to each Fund and the underlying funds of the Funds-of-Funds.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund

PROSPECTUS – THE FUNDS

determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects

PROSPECTUS – THE FUNDS

that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

PROSPECTUS – THE FUNDS

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we

PROSPECTUS – THE FUNDS

deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. Subject to the approval of the Fund’s Board, the Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the

PROSPECTUS – THE FUNDS

state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

•

Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

•	Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

•

Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

•	Promptly notify us if your name, address, or other account information changes.

•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

•

Take prompt action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

•

Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

•	Promptly notify us if your name, address, or other account information changes.

•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

PROSPECTUS – THE FUNDS

•

Take prompt action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund expect to pay dividends from their net investment income monthly. The Multi-Asset Growth Fund and the Convertible Fund expect to pay dividends from their net investment income quarterly. The Diversified Equity Strategy Fund expects to pay dividends from its net investment income annually. Each of the Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund, and Total Return Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly. Each Fund expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, each Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may

PROSPECTUS – THE FUNDS

be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

Also, a 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Funds and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement and benefit plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold a 28% “backup withholding” tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-deferred account or to certain types of entities (such as C corporations).

PROSPECTUS – THE FUNDS

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

PROSPECTUS – THE FUNDS

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds’ performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Funds would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in conjunction with their annual audits of the Funds’ financial statements. Financial statements and the reports of the independent registered public accounting firm thereon appear in the 2015 annual reports to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share. No financial statements are available for the Lord Abbett Core Plus Bond Fund because it is newly organized and has not completed its first fiscal year as of the date of this prospectus.

PROSPECTUS – THE FUNDS

DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$22.12	$0.15	$0.09	$0.24	$(0.45)	$(2.42)	$(2.87)
11/30/2014	22.38	0.17	1.68	1.85	(0.67)	(1.44)	(2.11)
11/30/2013	16.90	0.17	5.46	5.63	(0.15)	–	(0.15)
11/30/2012	15.40	0.11	1.48	1.59	(0.09)	–	(0.09)
11/30/2011	15.43	0.05	(0.06)	(0.01)	(0.02)	–	(0.02)
Class B
11/30/2015	21.59	0.01	0.09	0.10	(0.28)	(2.42)	(2.70)
11/30/2014	21.89	0.01	1.64	1.65	(0.51)	(1.44)	(1.95)
11/30/2013	16.53	0.03	5.35	5.38	(0.02)	–	(0.02)
11/30/2012	15.08	– (c)	1.45	1.45	–	–	–
11/30/2011	15.20	(0.06)	(0.06)	(0.12)	–	–	–
Class C
11/30/2015	21.52	– (c)	0.10	0.10	(0.31)	(2.42)	(2.73)
11/30/2014	21.85	0.01	1.63	1.64	(0.53)	(1.44)	(1.97)
11/30/2013	16.51	0.03	5.34	5.37	(0.03)	–	(0.03)
11/30/2012	15.06	(0.01)	1.46	1.45	–	–	–
11/30/2011	15.18	(0.06)	(0.06)	(0.12)	–	–	–
Class F
11/30/2015	22.13	0.18	0.09	0.27	(0.48)	(2.42)	(2.90)
11/30/2014	22.39	0.20	1.67	1.87	(0.69)	(1.44)	(2.13)
11/30/2013	16.90	0.20	5.46	5.66	(0.17)	–	(0.17)
11/30/2012	15.41	0.14	1.47	1.61	(0.12)	–	(0.12)
11/30/2011	15.45	0.05	(0.03)	0.02	(0.06)	–	(0.06)
Class I
11/30/2015	22.29	0.20	0.09	0.29	(0.50)	(2.42)	(2.92)
11/30/2014	22.54	0.22	1.68	1.90	(0.71)	(1.44)	(2.15)
11/30/2013	17.02	0.22	5.50	5.72	(0.20)	–	(0.20)
11/30/2012	15.52	0.16	1.47	1.63	(0.13)	–	(0.13)
11/30/2011	15.55	0.09	(0.05)	0.04	(0.07)	–	(0.07)
Class R2
11/30/2015	22.34	0.06	0.11	0.17	(0.38)	(2.42)	(2.80)
11/30/2014	22.29	0.08	1.70	1.78	(0.29)	(1.44)	(1.73)
11/30/2013	16.85	0.10	5.45	5.55	(0.11)	–	(0.11)
11/30/2012	15.37	0.05	1.48	1.53	(0.05)	–	(0.05)
11/30/2011	15.46	(0.02)	(0.04)	(0.06)	(0.03)	–	(0.03)
Class R3
11/30/2015	21.91	0.10	0.09	0.19	(0.41)	(2.42)	(2.83)
11/30/2014	22.20	0.11	1.66	1.77	(0.62)	(1.44)	(2.06)
11/30/2013	16.78	0.10	5.45	5.55	(0.13)	–	(0.13)
11/30/2012	15.30	0.06	1.48	1.54	(0.06)	–	(0.06)
11/30/2011	15.37	– (c)	(0.05)	(0.05)	(0.02)	–	(0.02)

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount less than $0.01.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:*			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$19.49	1.22	0.25	0.59	0.76	$168,742	6.70
11/30/2014	22.12	8.97	0.25	0.59	0.80	163,889	10.38
11/30/2013	22.38	33.60	0.25	0.60	0.86	162,519	27.24
11/30/2012	16.90	10.39	0.25	0.62	0.68	109,293	11.66
11/30/2011	15.40	(0.06)	0.28	0.65	0.31	110,754	12.93
Class B
11/30/2015	18.99	0.48	1.00	1.34	0.03	4,536	6.70
11/30/2014	21.59	8.14	1.00	1.34	0.07	6,762	10.38
11/30/2013	21.89	32.56	1.00	1.35	0.17	7,940	27.24
11/30/2012	16.53	9.62	1.00	1.37	0.00	6,881	11.66
11/30/2011	15.08	(0.79)	1.00	1.37	(0.37)	8,126	12.93
Class C
11/30/2015	18.89	0.50	0.98	1.32	0.02	62,564	6.70
11/30/2014	21.52	8.14	0.98	1.31	0.07	68,007	10.38
11/30/2013	21.85	32.61	0.97	1.33	0.14	63,087	27.24
11/30/2012	16.51	9.63	0.97	1.34	(0.04)	43,073	11.66
11/30/2011	15.06	(0.79)	0.96	1.32	(0.36)	40,198	12.93
Class F
11/30/2015	19.50	1.37	0.10	0.44	0.94	4,204	6.70
11/30/2014	22.13	9.11	0.10	0.44	0.93	4,560	10.38
11/30/2013	22.39	33.79	0.10	0.46	1.01	3,905	27.24
11/30/2012	16.90	10.54	0.10	0.47	0.83	2,821	11.66
11/30/2011	15.41	0.11	0.10	0.47	0.29	5,023	12.93
Class I
11/30/2015	19.66	1.46	0.00	0.34	1.01	19,283	6.70
11/30/2014	22.29	9.20	0.00	0.34	1.02	18,530	10.38
11/30/2013	22.54	33.95	0.00	0.36	1.10	16,586	27.24
11/30/2012	17.02	10.64	0.00	0.37	0.97	11,877	11.66
11/30/2011	15.52	0.24	0.00	0.37	0.56	2,202	12.93
Class R2
11/30/2015	19.71	0.84	0.60	0.95	0.29	71	6.70
11/30/2014	22.34	8.56	0.60	0.94	0.38	250	10.38
11/30/2013	22.29	33.14	0.60	0.95	0.50	659	27.24
11/30/2012	16.85	9.99	0.60	0.97	0.29	617	11.66
11/30/2011	15.37	(0.39)	0.60	0.97	(0.09)	440	12.93
Class R3
11/30/2015	19.27	0.98	0.50	0.84	0.50	14,477	6.70
11/30/2014	21.91	8.65	0.50	0.84	0.51	12,115	10.38
11/30/2013	22.20	33.27	0.50	0.85	0.52	8,646	27.24
11/30/2012	16.78	10.15	0.50	0.87	0.40	5,118	11.66
11/30/2011	15.30	(0.31)	0.50	0.87	(0.01)	3,604	12.93

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:				Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R4
6/30/2015 to 11/30/2015(d)	$19.97	$0.05	$(0.54	)(e)	$(0.49)	$–	$–	$–
Class R5
6/30/2015 to 11/30/2015(d)	20.13	0.07	(0.54	)(e)	(0.47)	–	–	–
Class R6
6/30/2015 to 11/30/2015(d)	20.13	0.08	(0.55	)(e)	(0.47)	–	–	–

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount less than $0.01.

(d)	Commenced on June 30, 2015.

(e)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.

(f)	Not annualized.

(g)	Annualized.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:*						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R4
6/30/2015 to 11/30/2015(d)	$19.48	(2.45	)(f)	0.22	(g)	0.60	(g)	0.66	(g)	$10	6.70
Class R5
6/30/2015 to 11/30/2015(d)	19.66	(2.33	)(f)	0.00	(g)	0.34	(g)	0.91	(g)	10	6.70
Class R6
6/30/2015 to 11/30/2015(d)	19.66	(2.33	)(f)	0.00	(g)	0.19	(g)	0.92	(g)	10	6.70

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$12.87	$0.34	$(0.83)	$(0.49)	$(0.60)	$(0.49)	$(1.09)
11/30/2014	12.43	0.36	0.66	1.02	(0.58)	–	(0.58)
11/30/2013	10.81	0.34	1.67	2.01	(0.39)	–	(0.39)
11/30/2012	9.93	0.36	0.89	1.25	(0.37)	–	(0.37)
11/30/2011	10.18	0.37	(0.23)	0.14	(0.39)	–	(0.39)
Class B
11/30/2015	12.86	0.25	(0.82)	(0.57)	(0.51)	(0.49)	(1.00)
11/30/2014	12.43	0.26	0.65	0.91	(0.48)	–	(0.48)
11/30/2013	10.80	0.25	1.68	1.93	(0.30)	–	(0.30)
11/30/2012	9.93	0.29	0.86	1.15	(0.28)	–	(0.28)
11/30/2011	10.18	0.30	(0.24)	0.06	(0.31)	–	(0.31)
Class C
11/30/2015	12.81	0.25	(0.83)	(0.58)	(0.51)	(0.49)	(1.00)
11/30/2014	12.38	0.27	0.65	0.92	(0.49)	–	(0.49)
11/30/2013	10.77	0.25	1.67	1.92	(0.31)	–	(0.31)
11/30/2012	9.89	0.28	0.89	1.17	(0.29)	–	(0.29)
11/30/2011	10.15	0.30	(0.24)	0.06	(0.32)	–	(0.32)
Class F
11/30/2015	12.86	0.35	(0.82)	(0.47)	(0.62)	(0.49)	(1.11)
11/30/2014	12.42	0.38	0.66	1.04	(0.60)	–	(0.60)
11/30/2013	10.80	0.37	1.66	2.03	(0.41)	–	(0.41)
11/30/2012	9.93	0.38	0.87	1.25	(0.38)	–	(0.38)
11/30/2011	10.17	0.39	(0.22)	0.17	(0.41)	–	(0.41)
Class I
11/30/2015	12.86	0.37	(0.82)	(0.45)	(0.63)	(0.49)	(1.12)
11/30/2014	12.43	0.39	0.65	1.04	(0.61)	–	(0.61)
11/30/2013	10.80	0.37	1.68	2.05	(0.42)	–	(0.42)
11/30/2012	9.93	0.39	0.87	1.26	(0.39)	–	(0.39)
11/30/2011	10.18	0.41	(0.24)	0.17	(0.42)	–	(0.42)
Class P
11/30/2015	12.82	0.31	(0.81)	(0.50)	(0.58)	(0.49)	(1.07)
11/30/2014	12.39	0.33	0.65	0.98	(0.55)	–	(0.55)
11/30/2013	10.77	0.32	1.67	1.99	(0.37)	–	(0.37)
11/30/2012	9.90	0.35	0.86	1.21	(0.34)	–	(0.34)
11/30/2011	10.15	0.37	(0.25)	0.12	(0.37)	–	(0.37)
Class R2
11/30/2015	13.07	0.31	(0.84)	(0.53)	(0.56)	(0.49)	(1.05)
11/30/2014	12.62	0.31	0.67	0.98	(0.53)	–	(0.53)
11/30/2013	10.97	0.30	1.70	2.00	(0.35)	–	(0.35)
11/30/2012	10.07	0.32	0.91	1.23	(0.33)	–	(0.33)
11/30/2011	10.33	0.35	(0.25)	0.10	(0.36)	–	(0.36)

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:*			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$11.29	(4.13)	0.35	0.49	2.84	$1,569,728	17.62
11/30/2014	12.87	8.43	0.34	0.49	2.85	1,526,897	44.87
11/30/2013	12.43	18.93	0.31	0.50	2.91	1,366,009	29.96
11/30/2012	10.81	12.75	0.30	0.51	3.44	1,106,329	55.52
11/30/2011	9.93	1.21	0.28	0.54	3.56	997,494	27.86
Class B
11/30/2015	11.29	(4.78)	1.10	1.24	2.06	21,383	17.62
11/30/2014	12.86	7.53	1.09	1.24	2.09	34,133	44.87
11/30/2013	12.43	18.14	1.06	1.25	2.16	43,224	29.96
11/30/2012	10.80	11.79	1.04	1.26	2.74	49,844	55.52
11/30/2011	9.93	0.49	1.00	1.25	2.87	60,612	27.86
Class C
11/30/2015	11.23	(4.84)	1.09	1.24	2.10	420,030	17.62
11/30/2014	12.81	7.61	1.08	1.23	2.12	375,528	44.87
11/30/2013	12.38	18.05	1.05	1.24	2.18	270,358	29.96
11/30/2012	10.77	11.86	1.03	1.24	2.72	191,363	55.52
11/30/2011	9.89	0.53	0.97	1.23	2.87	179,605	27.86
Class F
11/30/2015	11.28	(3.99)	0.20	0.34	2.98	80,192	17.62
11/30/2014	12.86	8.59	0.19	0.34	3.00	74,135	44.87
11/30/2013	12.42	19.12	0.17	0.36	3.13	25,465	29.96
11/30/2012	10.80	12.80	0.15	0.36	3.60	9,731	55.52
11/30/2011	9.93	1.49	0.10	0.36	3.74	8,634	27.86
Class I
11/30/2015	11.29	(3.82)	0.10	0.24	3.11	31,536	17.62
11/30/2014	12.86	8.61	0.09	0.24	3.10	35,247	44.87
11/30/2013	12.43	19.33	0.06	0.25	3.16	35,744	29.96
11/30/2012	10.80	12.92	0.05	0.26	3.70	32,563	55.52
11/30/2011	9.93	1.49	0.00	0.26	3.86	28,708	27.86
Class P
11/30/2015	11.25	(4.26)	0.55	0.69	2.64	998	17.62
11/30/2014	12.82	8.15	0.54	0.69	2.66	1,286	44.87
11/30/2013	12.39	18.76	0.51	0.70	2.72	1,538	29.96
11/30/2012	10.77	12.44	0.49	0.71	3.44	1,312	55.52
11/30/2011	9.90	1.04	0.45	0.70	3.45	2,435	27.86
Class R2
11/30/2015	11.49	(4.41)	0.70	0.84	2.56	1,158	17.62
11/30/2014	13.07	7.99	0.69	0.84	2.44	1,421	44.87
11/30/2013	12.62	18.52	0.66	0.85	2.54	1,862	29.96
11/30/2012	10.97	12.37	0.65	0.86	3.03	1,185	55.52
11/30/2011	10.07	0.81	0.60	0.86	3.33	1,148	27.86

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
11/30/2015	$12.84	$0.31	$(0.82)	$(0.51)	$(0.57)	$(0.49)	$(1.06)
11/30/2014	12.41	0.33	0.65	0.98	(0.55)	–	(0.55)
11/30/2013	10.79	0.31	1.67	1.98	(0.36)	–	(0.36)
11/30/2012	9.92	0.33	0.88	1.21	(0.34)	–	(0.34)
11/30/2011	10.17	0.35	(0.23)	0.12	(0.37)	–	(0.37)
Class R4
6/30/2015 to 11/30/2015(c)	11.97	0.13	(0.68)	(0.55)	(0.13)	–	(0.13)
Class R5
6/30/2015 to 11/30/2015(c)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)
Class R6
6/30/2015 to 11/30/2015(c)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on June 30, 2015.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:*						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R3
11/30/2015	$11.27	(4.28)		0.59		0.73		2.59		$38,972	17.62
11/30/2014	12.84	8.09		0.59		0.74		2.60		36,157	44.87
11/30/2013	12.41	18.68		0.56		0.75		2.67		33,919	29.96
11/30/2012	10.79	12.39		0.54		0.75		3.18		24,940	55.52
11/30/2011	9.92	1.01		0.49		0.75		3.32		19,595	27.86
Class R4
6/30/2015 to 11/30/2015(c)	11.29	(4.60	)(d)	0.34	(e)	0.50	(e)	2.79	(e)	10	17.62
Class R5
6/30/2015 to 11/30/2015(c)	11.29	(4.50	)(d)	0.09	(e)	0.25	(e)	3.03	(e)	10	17.62
Class R6
6/30/2015 to 11/30/2015(c)	11.29	(4.50	)(d)	0.08	(e)	0.15	(e)	3.04	(e)	10	17.62

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET GROWTH FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$19.46	$0.47	$(1.06)	$(0.59)	$(0.81)	$(1.22)	$(2.03)
11/30/2014	19.02	0.53	1.27	1.80	(0.81)	(0.55)	(1.36)
11/30/2013	16.18	0.50	2.89	3.39	(0.55)	–	(0.55)
11/30/2012	14.80	0.48	1.36	1.84	(0.46)	–	(0.46)
11/30/2011	15.00	0.35	(0.18)	0.17	(0.37)	–	(0.37)
Class B
11/30/2015	19.33	0.33	(1.05)	(0.72)	(0.67)	(1.22)	(1.89)
11/30/2014	18.90	0.38	1.26	1.64	(0.66)	(0.55)	(1.21)
11/30/2013	16.07	0.36	2.89	3.25	(0.42)	–	(0.42)
11/30/2012	14.70	0.36	1.35	1.71	(0.34)	–	(0.34)
11/30/2011	14.90	0.25	(0.19)	0.06	(0.26)	–	(0.26)
Class C
11/30/2015	19.30	0.34	(1.04)	(0.70)	(0.69)	(1.22)	(1.91)
11/30/2014	18.89	0.39	1.24	1.63	(0.67)	(0.55)	(1.22)
11/30/2013	16.06	0.37	2.89	3.26	(0.43)	–	(0.43)
11/30/2012	14.70	0.36	1.35	1.71	(0.35)	–	(0.35)
11/30/2011	14.90	0.25	(0.18)	0.07	(0.27)	–	(0.27)
Class F
11/30/2015	19.45	0.49	(1.05)	(0.56)	(0.84)	(1.22)	(2.06)
11/30/2014	19.02	0.56	1.26	1.82	(0.84)	(0.55)	(1.39)
11/30/2013	16.17	0.54	2.89	3.43	(0.58)	–	(0.58)
11/30/2012	14.79	0.50	1.36	1.86	(0.48)	–	(0.48)
11/30/2011	14.99	0.38	(0.18)	0.20	(0.40)	–	(0.40)
Class I
11/30/2015	19.54	0.52	(1.06)	(0.54)	(0.86)	(1.22)	(2.08)
11/30/2014	19.10	0.58	1.26	1.84	(0.85)	(0.55)	(1.40)
11/30/2013	16.24	0.54	2.92	3.46	(0.60)	–	(0.60)
11/30/2012	14.85	0.50	1.39	1.89	(0.50)	–	(0.50)
11/30/2011	15.05	0.39	(0.17)	0.22	(0.42)	–	(0.42)
Class P
11/30/2015	19.65	0.45	(1.06)	(0.61)	(0.79)	(1.22)	(2.01)
11/30/2014	19.10	0.49	1.30	1.79	(0.69)	(0.55)	(1.24)
11/30/2013	16.25	0.47	2.91	3.38	(0.53)	–	(0.53)
11/30/2012	14.86	0.46	1.36	1.82	(0.43)	–	(0.43)
11/30/2011	15.06	0.32	(0.17)	0.15	(0.35)	–	(0.35)
Class R2
11/30/2015	19.74	0.42	(1.08)	(0.66)	(0.75)	(1.22)	(1.97)
11/30/2014	19.27	0.46	1.30	1.76	(0.74)	(0.55)	(1.29)
11/30/2013	16.39	0.43	2.95	3.38	(0.50)	–	(0.50)
11/30/2012	14.98	0.43	1.38	1.81	(0.40)	–	(0.40)
11/30/2011	15.18	0.30	(0.17)	0.13	(0.33)	–	(0.33)

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:*			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursement (%)	Total expenses (%)	Net investment income (%)	Net assets end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$16.84	(3.31)	0.35	0.51	2.67	$855,234	17.50
11/30/2014	19.46	9.98	0.34	0.52	2.79	834,090	38.40
11/30/2013	19.02	21.42	0.31	0.53	2.80	748,409	36.72
11/30/2012	16.18	12.63	0.30	0.54	3.07	586,960	45.58
11/30/2011	14.80	1.07	0.28	0.58	2.28	491,865	25.26
Class B
11/30/2015	16.72	(4.06)	1.10	1.26	1.86	14,591	17.50
11/30/2014	19.33	9.13	1.09	1.27	2.01	21,736	38.40
11/30/2013	18.90	20.57	1.06	1.28	2.05	27,110	36.72
11/30/2012	16.07	11.79	1.04	1.29	2.36	27,278	45.58
11/30/2011	14.70	0.35	1.00	1.29	1.59	29,160	25.26
Class C
11/30/2015	16.69	(3.99)	1.09	1.26	1.94	241,107	17.50
11/30/2014	19.30	9.11	1.08	1.25	2.07	211,947	38.40
11/30/2013	18.89	20.66	1.05	1.26	2.09	161,591	36.72
11/30/2012	16.06	11.77	1.03	1.27	2.36	111,296	45.58
11/30/2011	14.70	0.41	0.97	1.26	1.59	100,379	25.26
Class F
11/30/2015	16.83	(3.17)	0.20	0.37	2.79	64,171	17.50
11/30/2014	19.45	10.11	0.19	0.37	2.95	54,699	38.40
11/30/2013	19.02	21.68	0.16	0.38	3.03	16,769	36.72
11/30/2012	16.17	12.79	0.15	0.39	3.20	4,883	45.58
11/30/2011	14.79	1.26	0.10	0.40	2.43	4,150	25.26
Class I
11/30/2015	16.92	(3.06)	0.10	0.26	2.91	13,750	17.50
11/30/2014	19.54	10.21	0.09	0.27	3.08	13,991	38.40
11/30/2013	19.10	21.76	0.06	0.28	3.04	10,957	36.72
11/30/2012	16.24	12.92	0.05	0.30	3.17	8,653	45.58
11/30/2011	14.85	1.35	0.00	0.30	2.49	1,364	25.26
Class P
11/30/2015	17.03	(3.43)	0.47	0.64	2.54	2	17.50
11/30/2014	19.65	9.84	0.47	0.66	2.58	2	38.40
11/30/2013	19.10	21.25	0.51	0.71	2.60	4	36.72
11/30/2012	16.25	12.42	0.46	0.72	2.91	6	45.58
11/30/2011	14.86	0.91	0.40	0.70	2.04	5	25.26
Class R2
11/30/2015	17.11	(3.67)	0.70	0.86	2.33	247	17.50
11/30/2014	19.74	9.63	0.69	0.87	2.43	288	38.40
11/30/2013	19.27	20.99	0.66	0.88	2.39	149	36.72
11/30/2012	16.39	12.26	0.65	0.89	2.70	195	45.58
11/30/2011	14.98	0.77	0.60	0.90	1.92	156	25.26

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
11/30/2015	$19.41	$0.43	$(1.06)	$(0.63)	$(0.77)	$(1.22)	$(1.99)
11/30/2014	18.98	0.48	1.26	1.74	(0.76)	(0.55)	(1.31)
11/30/2013	16.14	0.45	2.90	3.35	(0.51)	–	(0.51)
11/30/2012	14.77	0.44	1.35	1.79	(0.42)	–	(0.42)
11/30/2011	14.97	0.32	(0.18)	0.14	(0.34)	–	(0.34)
Class R4
6/30/2015 to 11/30/2015(c)	17.67	0.20	(0.95)	(0.75)	(0.08)	–	(0.08)
Class R5
6/30/2015 to 11/30/2015(c)	17.75	0.21	(0.94)	(0.73)	(0.09)	–	(0.09)
Class R6
6/30/2015 to 11/30/2015(c)	17.75	0.21	(0.94)	(0.73)	(0.09)	–	(0.09)

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on June 30, 2015.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:*						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursement (%)		Total expenses (%)		Net investment income (%)		Net assets end of period (000)	Portfolio turnover rate (%)

Class R3
11/30/2015	$16.79	(3.55)		0.59		0.75		2.44		$27,022	17.50
11/30/2014	19.41	9.70		0.58		0.76		2.56		23,344	38.40
11/30/2013	18.98	21.20		0.55		0.76		2.56		18,989	36.72
11/30/2012	16.14	12.32		0.54		0.79		2.85		13,470	45.58
11/30/2011	14.77	0.88		0.50		0.79		2.06		11,969	25.26
Class R4
6/30/2015 to 11/30/2015(c)	16.84	(4.25	)(d)	0.33	(e)	0.52	(e)	2.83	(e)	10	17.50
Class R5
6/30/2015 to 11/30/2015(c)	16.93	(4.11	)(d)	0.08	(e)	0.27	(e)	2.99	(e)	10	17.50
Class R6
6/30/2015 to 11/30/2015(c)	16.93	(4.11	)(d)	0.07	(e)	0.14	(e)	3.00	(e)	10	17.50

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET INCOME FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$15.78	$0.55	$(0.98)	$(0.43)	$(0.75)	$(0.36)	$(1.11)
11/30/2014	15.99	0.56	0.31	0.87	(0.74)	(0.34)	(1.08)
11/30/2013	14.95	0.58	1.15	1.73	(0.64)	(0.05)	(0.69)
11/30/2012	14.01	0.62	1.01	1.63	(0.62)	(0.07)	(0.69)
11/30/2011	14.40	0.77	(0.36)	0.41	(0.80)	–	(0.80)
Class B
11/30/2015	15.98	0.45	(1.02)	(0.57)	(0.63)	(0.36)	(0.99)
11/30/2014	16.17	0.45	0.31	0.76	(0.61)	(0.34)	(0.95)
11/30/2013	15.11	0.47	1.16	1.63	(0.52)	(0.05)	(0.57)
11/30/2012	14.15	0.53	1.01	1.54	(0.51)	(0.07)	(0.58)
11/30/2011	14.54	0.67	(0.37)	0.30	(0.69)	–	(0.69)
Class C
11/30/2015	15.97	0.45	(1.00)	(0.55)	(0.64)	(0.36)	(1.00)
11/30/2014	16.17	0.45	0.31	0.76	(0.62)	(0.34)	(0.96)
11/30/2013	15.12	0.47	1.16	1.63	(0.53)	(0.05)	(0.58)
11/30/2012	14.17	0.52	1.02	1.54	(0.52)	(0.07)	(0.59)
11/30/2011	14.55	0.67	(0.35)	0.32	(0.70)	–	(0.70)
Class F
11/30/2015	15.78	0.58	(1.00)	(0.42)	(0.77)	(0.36)	(1.13)
11/30/2014	15.98	0.58	0.32	0.90	(0.76)	(0.34)	(1.10)
11/30/2013	14.95	0.60	1.15	1.75	(0.67)	(0.05)	(0.72)
11/30/2012	14.01	0.64	1.01	1.65	(0.64)	(0.07)	(0.71)
11/30/2011	14.40	0.80	(0.36)	0.44	(0.83)	–	(0.83)
Class I
11/30/2015	15.71	0.59	(0.99)	(0.40)	(0.78)	(0.36)	(1.14)
11/30/2014	15.92	0.59	0.31	0.90	(0.77)	(0.34)	(1.11)
11/30/2013	14.89	0.60	1.16	1.76	(0.68)	(0.05)	(0.73)
11/30/2012	13.96	0.66	1.00	1.66	(0.66)	(0.07)	(0.73)
11/30/2011	14.35	0.80	(0.35)	0.45	(0.84)	–	(0.84)
Class R2
11/30/2015	16.12	0.52	(1.02)	(0.50)	(0.69)	(0.36)	(1.05)
11/30/2014	16.31	0.52	0.31	0.83	(0.68)	(0.34)	(1.02)
11/30/2013	15.24	0.54	1.17	1.71	(0.59)	(0.05)	(0.64)
11/30/2012	14.28	0.57	1.03	1.60	(0.57)	(0.07)	(0.64)
11/30/2011	14.66	0.74	(0.36)	0.38	(0.76)	–	(0.76)
Class R3
11/30/2015	15.79	0.51	(0.99)	(0.48)	(0.71)	(0.36)	(1.07)
11/30/2014	15.99	0.52	0.32	0.84	(0.70)	(0.34)	(1.04)
11/30/2013	14.96	0.54	1.14	1.68	(0.60)	(0.05)	(0.65)
11/30/2012	14.02	0.59	1.01	1.60	(0.59)	(0.07)	(0.66)
11/30/2011	14.41	0.74	(0.36)	0.38	(0.77)	–	(0.77)

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:*			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$14.24	(2.90)	0.35	0.47	3.71	$1,023,100	26.36
11/30/2014	15.78	5.62	0.34	0.47	3.55	1,108,030	42.95
11/30/2013	15.99	11.77	0.31	0.49	3.72	614,499	26.82
11/30/2012	14.95	11.98	0.30	0.50	4.28	361,594	26.59
11/30/2011	14.01	2.74	0.28	0.54	5.25	257,747	46.47
Class B
11/30/2015	14.42	(3.72)	1.10	1.22	2.97	4,730	26.36
11/30/2014	15.98	4.88	1.09	1.22	2.83	6,934	42.95
11/30/2013	16.17	10.94	1.06	1.24	3.00	8,181	26.82
11/30/2012	15.11	11.16	1.05	1.25	3.58	8,345	26.59
11/30/2011	14.15	1.97	1.00	1.26	4.55	9,081	46.47
Class C
11/30/2015	14.42	(3.64)	1.10	1.22	2.95	750,006	26.36
11/30/2014	15.97	4.86	1.09	1.22	2.80	758,668	42.95
11/30/2013	16.17	10.91	1.06	1.23	2.96	397,035	26.82
11/30/2012	15.12	11.11	1.04	1.25	3.52	186,976	26.59
11/30/2011	14.17	2.08	0.99	1.25	4.53	113,984	46.47
Class F
11/30/2015	14.23	(2.82)	0.20	0.32	3.86	454,281	26.36
11/30/2014	15.78	5.83	0.19	0.32	3.68	616,791	42.95
11/30/2013	15.98	11.94	0.17	0.34	3.85	264,414	26.82
11/30/2012	14.95	12.07	0.15	0.35	4.37	72,875	26.59
11/30/2011	14.01	2.92	0.10	0.36	5.44	32,387	46.47
Class I
11/30/2015	14.17	(2.67)	0.10	0.22	3.95	15,684	26.36
11/30/2014	15.71	5.90	0.09	0.23	3.75	21,656	42.95
11/30/2013	15.92	12.10	0.07	0.24	3.87	4,531	26.82
11/30/2012	14.89	12.15	0.05	0.25	4.53	1,655	26.59
11/30/2011	13.96	3.03	0.00	0.26	5.50	426	46.47
Class R2
11/30/2015	14.57	(3.24)	0.70	0.82	3.38	762	26.36
11/30/2014	16.12	5.26	0.69	0.82	3.21	755	42.95
11/30/2013	16.31	11.35	0.66	0.84	3.40	969	26.82
11/30/2012	15.24	11.54	0.64	0.85	3.80	719	26.59
11/30/2011	14.28	2.48	0.59	0.87	5.02	190	46.47
Class R3
11/30/2015	14.24	(3.19)	0.60	0.72	3.45	17,193	26.36
11/30/2014	15.79	5.43	0.59	0.72	3.31	12,578	42.95
11/30/2013	15.99	11.50	0.56	0.73	3.47	8,825	26.82
11/30/2012	14.96	11.63	0.54	0.75	4.02	6,092	26.59
11/30/2011	14.02	2.53	0.49	0.76	5.04	4,348	46.47

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R4
6/30/2015 to 11/30/2015(c)	$14.98	$0.21	$(0.75)	$(0.54)	$(0.20)	$–	$(0.20)
Class R5
6/30/2015 to 11/30/2015(c)	14.90	0.22	(0.75)	(0.53)	(0.21)	–	(0.21)
Class R6
6/30/2015 to 11/30/2015(c)	14.90	0.22	(0.75)	(0.53)	(0.21)	–	(0.21)

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on June 30, 2015.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:*						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets end of period (000)	Portfolio turnover rate (%)

Class R4
6/30/2015 to 11/30/2015(c)	$14.24	(3.62	)(d)	0.35	(e)	0.50	(e)	3.37	(e)	$10	26.36
Class R5
6/30/2015 to 11/30/2015(c)	14.16	(3.54	)(d)	0.09	(e)	0.24	(e)	3.63	(e)	10	26.36
Class R6
6/30/2015 to 11/30/2015(c)	14.16	(3.53	)(d)	0.08	(e)	0.14	(e)	3.64	(e)	10	26.36

PROSPECTUS – MULTI-ASSET INCOME FUND

CONVERTIBLE FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$13.59	$0.17	$(0.99)	$(0.82)	$(0.32)	$(1.32)	$(1.64)
11/30/2014	13.66	0.14	0.98	1.12	(0.29)	(0.90)	(1.19)
11/30/2013	11.12	0.18	2.63	2.81	(0.27)	–	(0.27)
11/30/2012	10.33	0.23	0.85	1.08	(0.29)	–	(0.29)
11/30/2011	11.24	0.28	(0.82)	(0.54)	(0.37)	–	(0.37)
Class B
11/30/2015	13.57	0.08	(0.99)	(0.91)	(0.22)	(1.32)	(1.54)
11/30/2014	13.63	0.04	0.98	1.02	(0.18)	(0.90)	(1.08)
11/30/2013	11.09	0.08	2.63	2.71	(0.17)	–	(0.17)
11/30/2012	10.30	0.15	0.84	0.99	(0.20)	–	(0.20)
11/30/2011	11.20	0.20	(0.82)	(0.62)	(0.28)	–	(0.28)
Class C
11/30/2015	13.52	0.10	(0.99)	(0.89)	(0.24)	(1.32)	(1.56)
11/30/2014	13.59	0.06	0.98	1.04	(0.21)	(0.90)	(1.11)
11/30/2013	11.06	0.10	2.63	2.73	(0.20)	–	(0.20)
11/30/2012	10.28	0.16	0.84	1.00	(0.22)	–	(0.22)
11/30/2011	11.18	0.21	(0.81)	(0.60)	(0.30)	–	(0.30)
Class F
11/30/2015	13.60	0.19	(1.00)	(0.81)	(0.34)	(1.32)	(1.66)
11/30/2014	13.66	0.16	0.99	1.15	(0.31)	(0.90)	(1.21)
11/30/2013	11.12	0.19	2.63	2.82	(0.28)	–	(0.28)
11/30/2012	10.33	0.24	0.85	1.09	(0.30)	–	(0.30)
11/30/2011	11.24	0.29	(0.81)	(0.52)	(0.39)	–	(0.39)
Class I
11/30/2015	13.65	0.20	(0.99)	(0.79)	(0.35)	(1.32)	(1.67)
11/30/2014	13.71	0.17	0.99	1.16	(0.32)	(0.90)	(1.22)
11/30/2013	11.16	0.20	2.65	2.85	(0.30)	–	(0.30)
11/30/2012	10.37	0.25	0.85	1.10	(0.31)	–	(0.31)
11/30/2011	11.28	0.30	(0.81)	(0.51)	(0.40)	–	(0.40)
Class P
11/30/2015	13.75	0.16	(1.00)	(0.84)	(0.31)	(1.32)	(1.63)
11/30/2014	13.80	0.11	1.00	1.11	(0.26)	(0.90)	(1.16)
11/30/2013	11.23	0.15	2.66	2.81	(0.24)	–	(0.24)
11/30/2012	10.44	0.21	0.85	1.06	(0.27)	–	(0.27)
11/30/2011	11.33	0.29	(0.86)	(0.57)	(0.32)	–	(0.32)
Class R2
11/30/2015	13.73	0.12	(1.00)	(0.88)	(0.27)	(1.32)	(1.59)
11/30/2014	13.78	0.09	1.00	1.09	(0.24)	(0.90)	(1.14)
11/30/2013	11.22	0.12	2.66	2.78	(0.22)	–	(0.22)
11/30/2012	10.43	0.19	0.85	1.04	(0.25)	–	(0.25)
11/30/2011	11.34	0.23	(0.80)	(0.57)	(0.34)	–	(0.34)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$11.13	(6.71)	1.06	1.11	1.44	$104,761	223.11
11/30/2014	13.59	8.99	1.06	1.11	1.09	171,401	174.32
11/30/2013	13.66	25.74	1.06	1.12	1.42	113,956	160.16
11/30/2012	11.12	10.62	1.07	1.13	2.14	59,728	92.34
11/30/2011	10.33	(5.07)	0.99	0.99	2.43	74,497	64.09
Class B
11/30/2015	11.12	(7.52)	1.87	1.92	0.63	1,410	223.11
11/30/2014	13.57	8.17	1.86	1.91	0.27	2,351	174.32
11/30/2013	13.63	24.76	1.86	1.91	0.67	2,950	160.16
11/30/2012	11.09	9.67	1.87	1.93	1.35	3,127	92.34
11/30/2011	10.30	(5.78)	1.75	1.75	1.71	5,243	64.09
Class C
11/30/2015	11.07	(7.36)	1.71	1.76	0.80	51,655	223.11
11/30/2014	13.52	8.36	1.71	1.76	0.44	68,685	174.32
11/30/2013	13.59	25.02	1.68	1.73	0.82	58,045	160.16
11/30/2012	11.06	9.86	1.70	1.76	1.51	42,636	92.34
11/30/2011	10.28	(5.62)	1.64	1.64	1.81	50,035	64.09
Class F
11/30/2015	11.13	(6.67)	0.96	1.02	1.55	96,774	223.11
11/30/2014	13.60	9.18	0.96	1.01	1.19	132,982	174.32
11/30/2013	13.66	25.86	0.96	1.02	1.50	75,696	160.16
11/30/2012	11.12	10.74	0.96	1.03	2.24	36,060	92.34
11/30/2011	10.33	(4.92)	0.86	0.86	2.55	34,227	64.09
Class I
11/30/2015	11.19	(6.57)	0.86	0.92	1.66	448,316	223.11
11/30/2014	13.65	9.24	0.86	0.91	1.30	466,537	174.32
11/30/2013	13.71	25.98	0.86	0.92	1.64	364,317	160.16
11/30/2012	11.16	10.81	0.86	0.93	2.33	292,323	92.34
11/30/2011	10.37	(4.81)	0.80	0.80	2.68	156,799	64.09
Class P
11/30/2015	11.28	(6.81)	1.17	1.22	1.35	46	223.11
11/30/2014	13.75	8.77	1.31	1.36	0.84	51	174.32
11/30/2013	13.80	25.45	1.30	1.36	1.18	43	160.16
11/30/2012	11.23	10.24	1.31	1.37	1.90	29	92.34
11/30/2011	10.44	(5.23)	1.06	1.06	2.45	26	64.09
Class R2
11/30/2015	11.26	(7.10)	1.46	1.52	1.02	252	223.11
11/30/2014	13.73	8.65	1.46	1.51	0.70	380	174.32
11/30/2013	13.78	25.19	1.45	1.52	0.99	161	160.16
11/30/2012	11.22	10.14	1.46	1.52	1.72	90	92.34
11/30/2011	10.43	(5.30)	1.38	1.38	2.06	53	64.09

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
11/30/2015	$13.55	$0.14	$(0.99)	$(0.85)	$(0.29)	$(1.32)	$(1.61)
11/30/2014	13.62	0.10	0.99	1.09	(0.26)	(0.90)	(1.16)
11/30/2013	11.09	0.14	2.63	2.77	(0.24)	–	(0.24)
11/30/2012	10.31	0.20	0.84	1.04	(0.26)	–	(0.26)
11/30/2011	11.21	0.25	(0.81)	(0.56)	(0.34)	–	(0.34)
Class R4
6/30/2015 to 11/30/2015(c)	12.11	0.08	(1.00)	(0.92)	(0.05)	–	(0.05)
Class R5
6/30/2015 to 11/30/2015(c)	12.16	0.09	(1.00)	(0.91)	(0.06)	–	(0.06)
Class R6
6/30/2015 to 11/30/2015(c)	12.16	0.09	(1.00)	(0.91)	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on June 30, 2015.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R3
11/30/2015	$11.09	(7.00)		1.35		1.41		1.17		$3,074	223.11
11/30/2014	13.55	8.73		1.36		1.41		0.79		3,143	174.32
11/30/2013	13.62	25.38		1.35		1.41		1.11		1,924	160.16
11/30/2012	11.09	10.24		1.36		1.42		1.85		915	92.34
11/30/2011	10.31	(5.25)		1.27		1.27		2.18		740	64.09
Class R4
6/30/2015 to 11/30/2015(c)	11.14	(7.56	)(d)	1.10	(e)	1.18	(e)	1.65	(e)	9	223.11
Class R5
6/30/2015 to 11/30/2015(c)	11.19	(7.47	)(d)	0.86	(e)	0.93	(e)	1.89	(e)	9	223.11
Class R6
6/30/2015 to 11/30/2015(c)	11.19	(7.47	)(d)	0.81	(e)	0.84	(e)	1.94	(e)	9	223.11

PROSPECTUS – CONVERTIBLE FUND

CORE FIXED INCOME FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$11.11	$0.18	$(0.16)	$0.02	$(0.27)	$–	$(0.27)
11/30/2014	10.78	0.14	0.45	0.59	(0.26)	–	(0.26)
11/30/2013	11.40	0.13	(0.33)	(0.20)	(0.24)	(0.18)	(0.42)
11/30/2012	11.21	0.16	0.59	0.75	(0.30)	(0.26)	(0.56)
11/30/2011	11.39	0.24	0.33	0.57	(0.34)	(0.41)	(0.75)
Class B
11/30/2015	11.08	0.09	(0.16)	(0.07)	(0.18)	–	(0.18)
11/30/2014	10.75	0.06	0.44	0.50	(0.17)	–	(0.17)
11/30/2013	11.37	0.04	(0.33)	(0.29)	(0.15)	(0.18)	(0.33)
11/30/2012	11.18	0.07	0.59	0.66	(0.21)	(0.26)	(0.47)
11/30/2011	11.36	0.16	0.32	0.48	(0.25)	(0.41)	(0.66)
Class C
11/30/2015	11.06	0.11	(0.16)	(0.05)	(0.20)	–	(0.20)
11/30/2014	10.73	0.07	0.45	0.52	(0.19)	–	(0.19)
11/30/2013	11.35	0.06	(0.34)	(0.28)	(0.16)	(0.18)	(0.34)
11/30/2012	11.16	0.08	0.60	0.68	(0.23)	(0.26)	(0.49)
11/30/2011	11.34	0.17	0.33	0.50	(0.27)	(0.41)	(0.68)
Class F
11/30/2015	11.11	0.19	(0.16)	0.03	(0.28)	–	(0.28)
11/30/2014	10.78	0.15	0.45	0.60	(0.27)	–	(0.27)
11/30/2013	11.40	0.14	(0.33)	(0.19)	(0.25)	(0.18)	(0.43)
11/30/2012	11.20	0.17	0.60	0.77	(0.31)	(0.26)	(0.57)
11/30/2011	11.38	0.24	0.34	0.58	(0.35)	(0.41)	(0.76)
Class I
11/30/2015	11.11	0.20	(0.16)	0.04	(0.29)	–	(0.29)
11/30/2014	10.78	0.16	0.45	0.61	(0.28)	–	(0.28)
11/30/2013	11.40	0.15	(0.33)	(0.18)	(0.26)	(0.18)	(0.44)
11/30/2012	11.20	0.18	0.60	0.78	(0.32)	(0.26)	(0.58)
11/30/2011	11.39	0.24	0.34	0.58	(0.36)	(0.41)	(0.77)
Class P
11/30/2015	11.15	0.16	(0.16)	–	(0.25)	–	(0.25)
11/30/2014	10.82	0.12	0.44	0.56	(0.23)	–	(0.23)
11/30/2013	11.44	0.10	(0.33)	(0.23)	(0.21)	(0.18)	(0.39)
11/30/2012	11.25	0.13	0.59	0.72	(0.27)	(0.26)	(0.53)
11/30/2011	11.43	0.23	0.32	0.55	(0.32)	(0.41)	(0.73)
Class R2
11/30/2015	11.12	0.13	(0.16)	(0.03)	(0.23)	–	(0.23)
11/30/2014	10.78	0.10	0.46	0.56	(0.22)	–	(0.22)
11/30/2013	11.40	0.08	(0.33)	(0.25)	(0.19)	(0.18)	(0.37)
11/30/2012	11.21	0.11	0.60	0.71	(0.26)	(0.26)	(0.52)
11/30/2011	11.39	0.20	0.33	0.53	(0.30)	(0.41)	(0.71)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B, and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. The returns for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$10.86	0.18	0.66	0.86	1.62	$434,185	493.56
11/30/2014	11.11	5.52	0.84	0.85	1.30	399,393	575.68
11/30/2013	10.78	(1.79)	0.85	0.85	1.16	401,904	735.06
11/30/2012	11.40	6.94	0.86	0.86	1.38	482,408	640.88
11/30/2011	11.21	5.41	0.87	0.87	2.17	367,551	668.74
Class B
11/30/2015	10.83	(0.62)	1.45	1.65	0.81	4,971	493.56
11/30/2014	11.08	4.70	1.64	1.65	0.51	7,020	575.68
11/30/2013	10.75	(2.58)	1.66	1.66	0.37	8,512	735.06
11/30/2012	11.37	6.11	1.66	1.66	0.62	13,319	640.88
11/30/2011	11.18	4.59	1.67	1.67	1.42	16,269	668.74
Class C
11/30/2015	10.81	(0.45)	1.28	1.48	0.99	80,477	493.56
11/30/2014	11.06	4.89	1.46	1.47	0.68	82,120	575.68
11/30/2013	10.73	(2.45)	1.51	1.51	0.51	94,953	735.06
11/30/2012	11.35	6.28	1.51	1.51	0.74	140,543	640.88
11/30/2011	11.16	4.74	1.53	1.53	1.53	113,329	668.74
Class F
11/30/2015	10.86	0.28	0.56	0.76	1.71	397,366	493.56
11/30/2014	11.11	5.63	0.73	0.75	1.40	353,154	575.68
11/30/2013	10.78	(1.70)	0.75	0.75	1.26	297,303	735.06
11/30/2012	11.40	7.14	0.76	0.76	1.48	333,725	640.88
11/30/2011	11.20	5.50	0.77	0.77	2.18	247,773	668.74
Class I
11/30/2015	10.86	0.38	0.46	0.66	1.81	356,372	493.56
11/30/2014	11.11	5.73	0.64	0.65	1.51	407,023	575.68
11/30/2013	10.78	(1.60)	0.66	0.66	1.36	421,016	735.06
11/30/2012	11.40	7.25	0.66	0.66	1.59	133,018	640.88
11/30/2011	11.20	5.52	0.68	0.68	2.18	119,703	668.74
Class P
11/30/2015	10.90	(0.01)	0.87	1.06	1.42	12	493.56
11/30/2014	11.15	5.26	1.09	1.09	1.06	12	575.68
11/30/2013	10.82	(2.03)	1.11	1.11	0.92	47	735.06
11/30/2012	11.44	6.67	1.11	1.11	1.15	265	640.88
11/30/2011	11.25	5.14	1.12	1.12	2.06	276	668.74
Class R2
11/30/2015	10.86	(0.31)	1.05	1.25	1.19	258	493.56
11/30/2014	11.12	5.19	1.25	1.25	0.90	478	575.68
11/30/2013	10.78	(2.19)	1.26	1.26	0.77	1,894	735.06
11/30/2012	11.40	6.52	1.26	1.26	1.00	1,792	640.88
11/30/2011	11.21	4.99	1.28	1.28	1.77	1,480	668.74

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
11/30/2015	$11.11	$0.15	$(0.16)	$(0.01)	$(0.24)	$–	$(0.24)
11/30/2014	10.78	0.11	0.45	0.56	(0.23)	–	(0.23)
11/30/2013	11.40	0.10	(0.34)	(0.24)	(0.20)	(0.18)	(0.38)
11/30/2012	11.21	0.12	0.60	0.72	(0.27)	(0.26)	(0.53)
11/30/2011	11.39	0.21	0.33	0.54	(0.31)	(0.41)	(0.72)
Class R4
6/30/2015 to 10/31/2015(c)	10.93	0.08	(0.04)	0.04	(0.11)	–	(0.11)
Class R5
6/30/2015 to 10/31/2015(c)	10.93	0.09	(0.04)	0.05	(0.12)	–	(0.12)
Class R6
6/30/2015 to 10/31/2015(c)	10.93	0.09	(0.04)	0.05	(0.13)	–	(0.13)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B, and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. The returns for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on June 30, 2015.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R3
11/30/2015	$10.86	(0.12)		0.95		1.15		1.33		$28,112	493.56
11/30/2014	11.11	5.21		1.13		1.15		1.01		19,276	575.68
11/30/2013	10.78	(2.09)		1.15		1.15		0.87		20,990	735.06
11/30/2012	11.40	6.63		1.16		1.16		1.09		21,304	640.88
11/30/2011	11.21	5.10		1.17		1.17		1.87		15,290	668.74
Class R4
6/30/2015 to 10/31/2015(c)	10.86	0.37	(d)	0.69	(e)	0.89	(e)	1.71	(e)	10	493.56
Class R5
6/30/2015 to 10/31/2015(c)	10.86	0.48	(d)	0.43	(e)	0.63	(e)	1.96	(e)	10	493.56
Class R6
6/30/2015 to 10/31/2015(c)	10.85	0.43	(d)	0.37	(e)	0.57	(e)	2.02	(e)	31,887	493.56

PROSPECTUS – CORE FIXED INCOME FUND

FLOATING RATE FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$9.30	$0.40	$(0.41)	$(0.01)	$(0.40)	$–	$(0.40)
11/30/2014	9.51	0.43	(0.19)	0.24	(0.43)	(0.02)	(0.45)
11/30/2013	9.37	0.43	0.16	0.59	(0.45)	–	(0.45)
11/30/2012	8.98	0.49	0.39	0.88	(0.49)	–	(0.49)
11/30/2011	9.33	0.45	(0.30)	0.15	(0.45)	(0.05)	(0.50)
Class C
11/30/2015	9.31	0.34	(0.42)	(0.08)	(0.34)	–	(0.34)
11/30/2014	9.51	0.37	(0.18)	0.19	(0.37)	(0.02)	(0.39)
11/30/2013	9.38	0.37	0.14	0.51	(0.38)	–	(0.38)
11/30/2012	8.98	0.43	0.40	0.83	(0.43)	–	(0.43)
11/30/2011	9.34	0.38	(0.31)	0.07	(0.38)	(0.05)	(0.43)
Class F
11/30/2015	9.29	0.41	(0.41)	–	(0.41)	–	(0.41)
11/30/2014	9.50	0.44	(0.19)	0.25	(0.44)	(0.02)	(0.46)
11/30/2013	9.36	0.44	0.15	0.59	(0.45)	–	(0.45)
11/30/2012	8.97	0.50	0.39	0.89	(0.50)	–	(0.50)
11/30/2011	9.32	0.46	(0.30)	0.16	(0.46)	(0.05)	(0.51)
Class I
11/30/2015	9.31	0.42	(0.42)	–	(0.42)	–	(0.42)
11/30/2014	9.51	0.45	(0.18)	0.27	(0.45)	(0.02)	(0.47)
11/30/2013	9.38	0.45	0.14	0.59	(0.46)	–	(0.46)
11/30/2012	8.98	0.51	0.40	0.91	(0.51)	–	(0.51)
11/30/2011	9.34	0.47	(0.31)	0.16	(0.47)	(0.05)	(0.52)
Class R2
11/30/2015	9.31	0.36	(0.41)	(0.05)	(0.36)	–	(0.36)
11/30/2014	9.52	0.40	(0.19)	0.21	(0.40)	(0.02)	(0.42)
11/30/2013	9.38	0.40	0.15	0.55	(0.41)	–	(0.41)
11/30/2012	8.99	0.45	0.39	0.84	(0.45)	–	(0.45)
11/30/2011	9.34	0.42	(0.30)	0.12	(0.42)	(0.05)	(0.47)
Class R3
11/30/2015	9.31	0.37	(0.42)	(0.05)	(0.37)	–	(0.37)
11/30/2014	9.51	0.41	(0.19)	0.22	(0.40)	(0.02)	(0.42)
11/30/2013	9.37	0.40	0.16	0.56	(0.42)	–	(0.42)
11/30/2012	8.98	0.46	0.39	0.85	(0.46)	–	(0.46)
11/30/2011	9.34	0.43	(0.31)	0.12	(0.43)	(0.05)	(0.48)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – FLOATING RATE FUND

FLOATING RATE FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:		Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$8.89	(0.14)	0.80	4.35	$2,365,305	76.93
11/30/2014	9.30	2.54	0.80	4.57	2,856,709	91.11
11/30/2013	9.51	6.36	0.80	4.55	3,585,657	87.52
11/30/2012	9.37	9.99	0.81	5.27	1,406,702	81.48
11/30/2011	8.98	1.65	0.82	4.86	1,151,105	93.56
Class C
11/30/2015	8.89	(0.88)	1.44	3.72	1,479,103	76.93
11/30/2014	9.31	1.95	1.49	3.89	1,740,187	91.11
11/30/2013	9.51	5.57	1.45	3.94	1,864,537	87.52
11/30/2012	9.38	9.39	1.48	4.62	952,176	81.48
11/30/2011	8.98	0.79	1.56	4.14	882,233	93.56
Class F
11/30/2015	8.88	(0.05)	0.70	4.45	2,073,567	76.93
11/30/2014	9.29	2.64	0.70	4.67	2,387,227	91.11
11/30/2013	9.50	6.47	0.70	4.64	2,591,702	87.52
11/30/2012	9.36	10.11	0.71	5.37	930,578	81.48
11/30/2011	8.97	1.74	0.72	4.96	718,553	93.56
Class I
11/30/2015	8.89	(0.05)	0.60	4.54	366,250	76.93
11/30/2014	9.31	2.85	0.60	4.76	435,250	91.11
11/30/2013	9.51	6.46	0.60	4.76	593,427	87.52
11/30/2012	9.38	10.32	0.62	5.48	211,974	81.48
11/30/2011	8.98	1.74	0.63	5.09	224,241	93.56
Class R2
11/30/2015	8.90	(0.53)	1.20	3.95	452	76.93
11/30/2014	9.31	2.14	1.20	4.19	670	91.11
11/30/2013	9.52	5.85	1.20	4.24	601	87.52
11/30/2012	9.38	9.68	1.21	4.90	346	81.48
11/30/2011	8.99	1.25	1.21	4.45	82	93.56
Class R3
11/30/2015	8.89	(0.54)	1.10	4.06	26,232	76.93
11/30/2014	9.31	2.35	1.10	4.32	27,205	91.11
11/30/2013	9.51	5.96	1.10	4.24	13,680	87.52
11/30/2012	9.37	9.79	1.12	5.00	2,629	81.48
11/30/2011	8.98	1.25	1.13	4.64	1,192	93.56

PROSPECTUS – FLOATING RATE FUND

FLOATING RATE FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R4
6/30/2015 to 11/30/2015(c)	$9.21	$0.17	$(0.32)	$(0.15)	$(0.17)	$–	$(0.17)
Class R5
6/30/2015 to 11/30/2015(c)	9.22	0.18	(0.32)	(0.14)	(0.18)	–	(0.18)
Class R6
6/30/2015 to 11/30/2015(c)	9.22	0.17	(0.31)	(0.14)	(0.18)	–	(0.18)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on June 30, 2015.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – FLOATING RATE FUND

FLOATING RATE FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R4
6/30/2015 to 11/30/2015(c)	$8.89	(1.69	)(d)	0.81	(e)	4.36	(e)	$10	76.93
Class R5
6/30/2015 to 11/30/2015(c)	8.90	(1.57	)(d)	0.56	(e)	4.62	(e)	10	76.93
Class R6
6/30/2015 to 11/30/2015(c)	8.90	(1.56	)(d)	0.56	(e)	4.61	(e)	8,144	76.93

PROSPECTUS – FLOATING RATE FUND

HIGH YIELD FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$7.79	$0.39	$(0.49)	$(0.10)	$(0.42)	$(0.17)	$(0.59)
11/30/2014	8.05	0.43	0.04	0.47	(0.46)	(0.27)	(0.73)
11/30/2013	7.95	0.49	0.31	0.80	(0.52)	(0.18)	(0.70)
11/30/2012	7.32	0.53	0.70	1.23	(0.55)	(0.05)	(0.60)
11/30/2011	7.69	0.55	(0.34)	0.21	(0.58)	–	(0.58)
Class B
11/30/2015	7.75	0.33	(0.48)	(0.15)	(0.36)	(0.17)	(0.53)
11/30/2014	8.02	0.37	0.02	0.39	(0.39)	(0.27)	(0.66)
11/30/2013	7.92	0.43	0.30	0.73	(0.45)	(0.18)	(0.63)
11/30/2012	7.29	0.47	0.70	1.17	(0.49)	(0.05)	(0.54)
11/30/2011	7.66	0.49	(0.35)	0.14	(0.51)	–	(0.51)
Class C
11/30/2015	7.75	0.34	(0.48)	(0.14)	(0.37)	(0.17)	(0.54)
11/30/2014	8.01	0.38	0.04	0.42	(0.41)	(0.27)	(0.68)
11/30/2013	7.91	0.44	0.30	0.74	(0.46)	(0.18)	(0.64)
11/30/2012	7.29	0.47	0.69	1.16	(0.49)	(0.05)	(0.54)
11/30/2011	7.66	0.49	(0.34)	0.15	(0.52)	–	(0.52)
Class F
11/30/2015	7.78	0.40	(0.49)	(0.09)	(0.43)	(0.17)	(0.60)
11/30/2014	8.04	0.43	0.05	0.48	(0.47)	(0.27)	(0.74)
11/30/2013	7.94	0.50	0.30	0.80	(0.52)	(0.18)	(0.70)
11/30/2012	7.32	0.53	0.70	1.23	(0.56)	(0.05)	(0.61)
11/30/2011	7.68	0.55	(0.33)	0.22	(0.58)	–	(0.58)
Class I
11/30/2015	7.82	0.41	(0.49)	(0.08)	(0.44)	(0.17)	(0.61)
11/30/2014	8.08	0.44	0.05	0.49	(0.48)	(0.27)	(0.75)
11/30/2013	7.98	0.51	0.30	0.81	(0.53)	(0.18)	(0.71)
11/30/2012	7.35	0.55	0.70	1.25	(0.57)	(0.05)	(0.62)
11/30/2011	7.73	0.57	(0.36)	0.21	(0.59)	–	(0.59)
Class P
11/30/2015	7.89	0.38	(0.49)	(0.11)	(0.41)	(0.17)	(0.58)
11/30/2014	8.16	0.42	0.03	0.45	(0.45)	(0.27)	(0.72)
11/30/2013	8.05	0.48	0.31	0.79	(0.50)	(0.18)	(0.68)
11/30/2012	7.42	0.52	0.70	1.22	(0.54)	(0.05)	(0.59)
11/30/2011	7.79	0.54	(0.34)	0.20	(0.57)	–	(0.57)
Class R2
11/30/2015	7.83	0.37	(0.49)	(0.12)	(0.39)	(0.17)	(0.56)
11/30/2014	8.10	0.40	0.03	0.43	(0.43)	(0.27)	(0.70)
11/30/2013	8.00	0.46	0.31	0.77	(0.49)	(0.18)	(0.67)
11/30/2012	7.37	0.50	0.70	1.20	(0.52)	(0.05)	(0.57)
11/30/2011	7.74	0.53	(0.35)	0.18	(0.55)	–	(0.55)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$7.10	(1.38)	0.93	0.93	5.24	$1,156,411	92.62
11/30/2014	7.79	6.06	0.94	0.94	5.42	922,139	102.43
11/30/2013	8.05	10.52	0.95	0.95	6.18	841,494	107.96
11/30/2012	7.95	17.41	0.96	0.96	6.83	785,546	105.74
11/30/2011	7.32	2.52	0.97	1.01	7.11	527,449	112.24
Class B
11/30/2015	7.07	(2.05)	1.74	1.74	4.49	7,084	92.62
11/30/2014	7.75	5.10	1.74	1.74	4.67	10,682	102.43
11/30/2013	8.02	9.67	1.75	1.75	5.43	13,348	107.96
11/30/2012	7.92	16.39	1.76	1.76	6.10	16,382	105.74
11/30/2011	7.29	1.85	1.77	1.78	6.38	17,620	112.24
Class C
11/30/2015	7.07	(1.91)	1.59	1.59	4.62	335,484	92.62
11/30/2014	7.75	5.38	1.59	1.59	4.78	345,738	102.43
11/30/2013	8.01	9.81	1.62	1.62	5.52	312,747	107.96
11/30/2012	7.91	16.53	1.64	1.64	6.15	295,309	105.74
11/30/2011	7.29	1.78	1.68	1.70	6.41	182,994	112.24
Class F
11/30/2015	7.09	(1.29)	0.84	0.84	5.33	734,257	92.62
11/30/2014	7.78	6.16	0.85	0.85	5.47	602,252	102.43
11/30/2013	8.04	10.63	0.85	0.85	6.27	394,913	107.96
11/30/2012	7.94	17.38	0.86	0.86	6.93	340,845	105.74
11/30/2011	7.32	2.74	0.87	0.89	7.20	207,689	112.24
Class I
11/30/2015	7.13	(1.14)	0.74	0.74	5.47	1,909,422	92.62
11/30/2014	7.82	6.27	0.75	0.75	5.57	2,259,001	102.43
11/30/2013	8.08	10.73	0.75	0.75	6.37	1,180,830	107.96
11/30/2012	7.98	17.61	0.76	0.76	7.06	821,545	105.74
11/30/2011	7.35	2.63	0.77	0.78	7.34	657,158	112.24
Class P
11/30/2015	7.20	(1.52)	1.18	1.18	5.01	275	92.62
11/30/2014	7.89	5.68	1.19	1.19	5.20	1,603	102.43
11/30/2013	8.16	10.21	1.20	1.20	5.95	1,555	107.96
11/30/2012	8.05	17.15	1.21	1.21	6.62	1,399	105.74
11/30/2011	7.42	2.35	1.22	1.24	6.91	1,088	112.24
Class R2
11/30/2015	7.15	(1.58)	1.34	1.34	4.88	5,170	92.62
11/30/2014	7.83	5.52	1.34	1.34	5.06	4,742	102.43
11/30/2013	8.10	10.07	1.35	1.35	5.78	4,967	107.96
11/30/2012	8.00	16.90	1.36	1.36	6.48	3,471	105.74
11/30/2011	7.37	2.17	1.37	1.39	6.77	3,012	112.24

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
11/30/2015	$7.83	$0.37	$(0.49)	$(0.12)	$(0.40)	$(0.17)	$(0.57)
11/30/2014	8.10	0.41	0.03	0.44	(0.44)	(0.27)	(0.71)
11/30/2013	7.99	0.47	0.32	0.79	(0.50)	(0.18)	(0.68)
11/30/2012	7.36	0.51	0.70	1.21	(0.53)	(0.05)	(0.58)
11/30/2011	7.74	0.53	(0.35)	0.18	(0.56)	–	(0.56)
Class R4
6/30/2015 to 11/30/2015(c)	7.54	0.16	(0.43)	(0.27)	(0.17)	–	(0.17)
Class R5
6/30/2015 to 11/30/2015(c)	7.57	0.17	(0.43)	(0.26)	(0.18)	–	(0.18)
Class R6
6/30/2015 to 11/30/2015(c)	7.57	0.18	(0.44)	(0.26)	(0.18)	–	(0.18)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on June 30, 2015.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R2
11/30/2015	$7.14	(1.62)		1.24		1.24		4.98		$45,822	92.62
11/30/2014	7.83	5.63		1.24		1.24		5.14		35,169	102.43
11/30/2013	8.10	10.18		1.25		1.25		5.89		30,268	107.96
11/30/2012	7.99	17.02		1.26		1.26		6.57		21,540	105.74
11/30/2011	7.36	2.27		1.27		1.29		6.86		14,542	112.24
Class R4
6/30/2015 to 11/30/2015(c)	7.10	(3.58	)(d)	1.01	(e)	1.04	(e)	5.31	(e)	328	92.62
Class R5
6/30/2015 to 11/30/2015(c)	7.13	(3.46	)(d)	0.75	(e)	0.75	(e)	5.50	(e)	10	92.62
Class R6
6/30/2015 to 11/30/2015(c)	7.13	(3.30	)(d)	0.63	(e)	0.65	(e)	5.83	(e)	14,054	92.62

PROSPECTUS – HIGH YIELD FUND

INCOME FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$2.92	$0.10	$(0.17)	$(0.07)	$(0.13)	$(0.01)	$(0.14)
11/30/2014	2.87	0.11	0.12	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.11	(0.09)	0.02	(0.14)	(0.05)	(0.19)
11/30/2012	2.84	0.12	0.25	0.37	(0.15)	(0.02)	(0.17)
11/30/2011	2.86	0.14	(0.01)	0.13	(0.15)	–	(0.15)
Class B
11/30/2015	2.92	0.08	(0.18)	(0.10)	(0.10)	(0.01)	(0.11)
11/30/2014	2.87	0.09	0.12	0.21	(0.12)	(0.04)	(0.16)
11/30/2013	3.04	0.09	(0.09)	–	(0.12)	(0.05)	(0.17)
11/30/2012	2.84	0.10	0.24	0.34	(0.12)	(0.02)	(0.14)
11/30/2011	2.86	0.11	– (c)	0.11	(0.13)	–	(0.13)
Class C
11/30/2015	2.93	0.09	(0.18)	(0.09)	(0.11)	(0.01)	(0.12)
11/30/2014	2.88	0.09	0.12	0.21	(0.12)	(0.04)	(0.16)
11/30/2013	3.05	0.09	(0.09)	–	(0.12)	(0.05)	(0.17)
11/30/2012	2.85	0.10	0.25	0.35	(0.13)	(0.02)	(0.15)
11/30/2011	2.87	0.12	(0.01)	0.11	(0.13)	–	(0.13)
Class F
11/30/2015	2.92	0.11	(0.18)	(0.07)	(0.13)	(0.01)	(0.14)
11/30/2014	2.87	0.11	0.12	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.12	(0.09)	0.03	(0.15)	(0.05)	(0.20)
11/30/2012	2.83	0.13	0.25	0.38	(0.15)	(0.02)	(0.17)
11/30/2011	2.86	0.14	(0.02)	0.12	(0.15)	–	(0.15)
Class I
11/30/2015	2.92	0.11	(0.18)	(0.07)	(0.13)	(0.01)	(0.14)
11/30/2014	2.87	0.12	0.11	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.12	(0.09)	0.03	(0.15)	(0.05)	(0.20)
11/30/2012	2.84	0.13	0.24	0.37	(0.15)	(0.02)	(0.17)
11/30/2011	2.85	0.14	0.01	0.15	(0.16)	–	(0.16)
Class R2
11/30/2015	2.95	0.09	(0.18)	(0.09)	(0.12)	(0.01)	(0.13)
11/30/2014	2.90	0.10	0.12	0.22	(0.13)	(0.04)	(0.17)
11/30/2013	3.07	0.10	(0.09)	0.01	(0.13)	(0.05)	(0.18)
11/30/2012	2.86	0.11	0.26	0.37	(0.14)	(0.02)	(0.16)
11/30/2011	2.88	0.13	(0.01)	0.12	(0.14)	–	(0.14)
Class R3
11/30/2015	2.93	0.10	(0.18)	(0.08)	(0.12)	(0.01)	(0.13)
11/30/2014	2.88	0.10	0.12	0.22	(0.13)	(0.04)	(0.17)
11/30/2013	3.05	0.11	(0.09)	0.02	(0.14)	(0.05)	(0.19)
11/30/2012	2.85	0.12	0.24	0.36	(0.14)	(0.02)	(0.16)
11/30/2011	2.87	0.13	(0.01)	0.12	(0.14)	–	(0.14)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B, and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount is less than $0.01.

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$2.71	(2.46)	0.78	0.90	3.69	$1,017,019	163.22
11/30/2014	2.92	8.36	0.78	0.88	3.80	1,152,324	211.63
11/30/2013	2.87	0.82	0.78	0.88	3.88	1,062,485	272.37
11/30/2012	3.04	13.38	0.80	0.87	4.20	1,163,458	265.29
11/30/2011	2.84	4.64	0.87	0.87	4.72	771,559	149.28
Class B
11/30/2015	2.71	(3.23)	1.58	1.70	2.90	5,725	163.22
11/30/2014	2.92	7.50	1.58	1.68	3.02	8,511	211.63
11/30/2013	2.87	0.02	1.58	1.68	3.09	10,691	272.37
11/30/2012	3.04	12.50	1.60	1.67	3.46	14,751	265.29
11/30/2011	2.84	3.82	1.67	1.67	3.95	16,213	149.28
Class C
11/30/2015	2.72	(3.05)	1.42	1.54	3.06	282,552	163.22
11/30/2014	2.93	7.65	1.43	1.53	3.16	316,854	211.63
11/30/2013	2.88	0.14	1.46	1.56	3.20	323,028	272.37
11/30/2012	3.05	12.60	1.46	1.53	3.52	380,364	265.29
11/30/2011	2.85	3.94	1.55	1.55	4.04	215,051	149.28
Class F
11/30/2015	2.71	(2.37)	0.68	0.80	3.78	447,867	163.22
11/30/2014	2.92	8.46	0.68	0.78	3.86	437,545	211.63
11/30/2013	2.87	0.92	0.68	0.78	3.97	288,858	272.37
11/30/2012	3.04	13.48	0.70	0.77	4.25	469,257	265.29
11/30/2011	2.83	4.73	0.77	0.77	4.76	199,531	149.28
Class I
11/30/2015	2.71	(2.27)	0.58	0.70	3.88	107,266	163.22
11/30/2014	2.92	8.57	0.58	0.68	3.98	132,086	211.63
11/30/2013	2.87	1.02	0.58	0.68	4.08	89,227	272.37
11/30/2012	3.04	13.60	0.60	0.67	4.41	83,794	265.29
11/30/2011	2.84	5.20	0.67	0.67	4.88	49,234	149.28
Class R2
11/30/2015	2.73	(3.13)	1.18	1.30	3.30	4,562	163.22
11/30/2014	2.95	7.90	1.18	1.28	3.39	4,704	211.63
11/30/2013	2.90	0.47	1.18	1.28	3.49	2,831	272.37
11/30/2012	3.07	13.25	1.18	1.27	3.71	1,248	265.29
11/30/2011	2.86	4.24	1.27	1.27	4.37	314	149.28
Class R3
11/30/2015	2.72	(2.73)	1.08	1.20	3.40	60,809	163.22
11/30/2014	2.93	8.04	1.08	1.18	3.49	50,081	211.63
11/30/2013	2.88	0.55	1.08	1.18	3.61	29,622	272.37
11/30/2012	3.05	13.05	1.07	1.16	3.87	14,927	265.29
11/30/2011	2.85	4.36	1.15	1.15	4.43	3,231	149.28

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R4
6/30/2015 to 11/30/2015(d)	$2.81	$0.04	$(0.09)	$(0.05)	$(0.05)	$–	$(0.05)
Class R5
6/30/2015 to 11/30/2015(d)	2.81	0.05	(0.10)	(0.05)	(0.05)	–	(0.05)
Class R6
6/30/2015 to 11/30/2015(d)	2.81	0.05	(0.09)	(0.04)	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B, and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount is less than $0.01.

(d)	Commenced on June 30, 2015.

(e)	Not annualized.

(f)	Annualized.

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R4
6/30/2015 to 11/30/2015(d)	$2.71	(1.75	)(e)	0.84	(f)	0.97	(f)	3.72	(f)	$10	163.22
Class R5
6/30/2015 to 11/30/2015(d)	2.71	(1.64	)(e)	0.58	(f)	0.71	(f)	3.98	(f)	10	163.22
Class R6
6/30/2015 to 11/30/2015(d)	2.71	(1.60	)(e)	0.47	(f)	0.63	(f)	4.14	(f)	5,098	163.22

PROSPECTUS – INCOME FUND

INFLATION FOCUSED FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized income

Class A
11/30/2015	$13.33	$0.28	$(0.82)	$(0.54)	$(0.52)
11/30/2014	14.18	0.29	(0.63)	(0.34)	(0.51)
11/30/2013	14.92	0.27	(0.51)	(0.24)	(0.50)
11/30/2012	14.31	0.34	0.83	1.17	(0.56)
4/20/2011 to 11/30/2011(c)	15.00	0.22	(0.56)	(0.34)	(0.35)
Class C
11/30/2015	13.35	0.20	(0.82)	(0.62)	(0.44)
11/30/2014	14.21	0.19	(0.63)	(0.44)	(0.42)
11/30/2013	14.94	0.16	(0.49)	(0.33)	(0.40)
11/30/2012	14.33	0.22	0.84	1.06	(0.45)
4/20/2011 to 11/30/2011(c)	15.00	0.16	(0.56)	(0.40)	(0.27)
Class F
11/30/2015	13.34	0.29	(0.82)	(0.53)	(0.53)
11/30/2014	14.20	0.30	(0.63)	(0.33)	(0.53)
11/30/2013	14.93	0.29	(0.50)	(0.21)	(0.52)
11/30/2012	14.32	0.34	0.84	1.18	(0.57)
4/20/2011 to 11/30/2011(c)	15.00	0.23	(0.55)	(0.32)	(0.36)
Class I
11/30/2015	13.33	0.30	(0.82)	(0.52)	(0.54)
11/30/2014	14.18	0.31	(0.62)	(0.31)	(0.54)
11/30/2013	14.92	0.30	(0.51)	(0.21)	(0.53)
11/30/2012	14.30	0.36	0.85	1.21	(0.59)
4/20/2011 to 11/30/2011(c)	15.00	0.25	(0.57)	(0.32)	(0.38)
Class R2
11/30/2015	13.32	0.23	(0.82)	(0.59)	(0.47)
11/30/2014	14.18	0.24	(0.64)	(0.40)	(0.46)
11/30/2013	14.92	0.22	(0.51)	(0.29)	(0.45)
11/30/2012	14.31	0.36	0.84	1.20	(0.59)
4/20/2011 to 11/30/2011(c)	15.00	0.18	(0.54)	(0.36)	(0.33)
Class R3
11/30/2015	13.33	0.24	(0.82)	(0.58)	(0.48)
11/30/2014	14.18	0.25	(0.63)	(0.38)	(0.47)
11/30/2013	14.92	0.23	(0.51)	(0.28)	(0.46)
11/30/2012	14.31	0.34	0.83	1.17	(0.56)
4/20/2011 to 11/30/2011(c)	15.00	0.19	(0.54)	(0.35)	(0.34)
Class R4
6/30/2015 to 11/30/2015(f)	12.87	0.11	(0.50)	(0.39)	(0.21)
Class R5
6/30/2015 to 11/30/2015(f)	12.87	0.12	(0.50)	(0.38)	(0.22)
Class R6
6/30/2015 to 11/30/2015(f)	12.87	0.13	(0.50)	(0.37)	(0.23)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on April 20, 2011.

(d)	Not annualized.

(e)	Annualized.

(f)	Commenced on June 30, 2015.

PROSPECTUS – INFLATION FOCUSED FUND

INFLATION FOCUSED FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$12.27	(4.13)		0.75		0.96		2.19		$359,137	61.78
11/30/2014	13.33	(2.47)		0.75		0.83		2.04		438,684	79.03
11/30/2013	14.18	(1.60)		0.75		0.78		1.87		460,665	75.69
11/30/2012	14.92	8.33		0.75		0.76		2.31		275,039	90.15
4/20/2011 to 11/30/2011(c)	14.31	(2.26	)(d)	0.78	(e)	1.02	(e)	2.30	(e)	101,695	83.71
Class C
11/30/2015	12.29	(4.71)		1.38		1.59		1.57		63,659	61.78
11/30/2014	13.35	(3.20)		1.45		1.54		1.36		100,136	79.03
11/30/2013	14.21	(2.27)		1.50		1.53		1.12		139,952	75.69
11/30/2012	14.94	7.49		1.53		1.54		1.52		70,624	90.15
4/20/2011 to 11/30/2011(c)	14.33	(2.65	)(d)	1.49	(e)	1.66	(e)	1.68	(e)	17,226	83.71
Class F
11/30/2015	12.28	(4.03)		0.65		0.86		2.28		152,173	61.78
11/30/2014	13.34	(2.44)		0.65		0.75		2.15		324,163	79.03
11/30/2013	14.20	(1.44)		0.65		0.68		1.96		264,244	75.69
11/30/2012	14.93	8.43		0.65		0.66		2.35		153,471	90.15
4/20/2011 to 11/30/2011(c)	14.32	(2.17	)(d)	0.64	(e)	0.83	(e)	2.52	(e)	15,124	83.71
Class I
11/30/2015	12.27	(3.94)		0.55		0.77		2.38		144,557	61.78
11/30/2014	13.33	(2.27)		0.55		0.64		2.25		84,472	79.03
11/30/2013	14.18	(1.42)		0.55		0.59		2.08		62,716	75.69
11/30/2012	14.92	8.64		0.55		0.56		2.49		9,055	90.15
4/20/2011 to 11/30/2011(c)	14.30	(2.17	)(d)	0.57	(e)	0.85	(e)	2.63	(e)	1,159	83.71
Class R2
11/30/2015	12.26	(4.51)		1.15		1.36		1.79		345	61.78
11/30/2014	13.32	(2.92)		1.15		1.25		1.68		319	79.03
11/30/2013	14.18	(1.98)		1.13		1.18		1.55		194	75.69
11/30/2012	14.92	8.56		0.64		1.09		2.47		29	90.15
4/20/2011 to 11/30/2011(c)	14.31	(2.42	)(d)	1.29	(e)	6.08	(e)	1.70	(e)	10	83.71
Class R3
11/30/2015	12.27	(4.41)		1.05		1.26		1.90		278	61.78
11/30/2014	13.33	(2.75)		1.05		1.15		1.78		202	79.03
11/30/2013	14.18	(1.89)		1.04		1.09		1.62		108	75.69
11/30/2012	14.92	8.37		0.82		1.05		2.31		28	90.15
4/20/2011 to 11/30/2011(c)	14.31	(2.36	)(d)	1.19	(e)	5.98	(e)	1.80	(e)	10	83.71
Class R4
6/30/2015 to 11/30/2015(f)	12.27	(3.02	)(d)	0.81	(e)	1.06	(e)	2.11	(e)	10	61.78
Class R5
6/30/2015 to 11/30/2015(f)	12.27	(2.92	)(d)	0.55	(e)	0.81	(e)	2.38	(e)	10	61.78
Class R6
6/30/2015 to 11/30/2015(f)	12.27	(2.87	)(d)	0.43	(e)	0.55	(e)	2.50	(e)	10	61.78

PROSPECTUS – INFLATION FOCUSED FUND

SHORT DURATION INCOME FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$4.50	$0.10	$(0.08)	$0.02	$(0.17)	$–	$(0.17)
11/30/2014	4.57	0.10	0.01	0.11	(0.17)	(0.01)	(0.18)
11/30/2013	4.65	0.11	(0.02)	0.09	(0.17)	– (c)	(0.17)
11/30/2012	4.53	0.13	0.18	0.31	(0.19)	–	(0.19)
11/30/2011	4.64	0.15	(0.03)	0.12	(0.20)	(0.03)	(0.23)
Class B
11/30/2015	4.50	0.07	(0.07)	–	(0.14)	–	(0.14)
11/30/2014	4.58	0.07	(0.01)	0.06	(0.13)	(0.01)	(0.14)
11/30/2013	4.65	0.07	(0.01)	0.06	(0.13)	– (c)	(0.13)
11/30/2012	4.53	0.10	0.17	0.27	(0.15)	–	(0.15)
11/30/2011	4.65	0.11	(0.03)	0.08	(0.17)	(0.03)	(0.20)
Class C
11/30/2015	4.53	0.07	(0.08)	(0.01)	(0.14)	–	(0.14)
11/30/2014	4.60	0.07	0.01	0.08	(0.14)	(0.01)	(0.15)
11/30/2013	4.67	0.07	– (c)	0.07	(0.14)	– (c)	(0.14)
11/30/2012	4.55	0.10	0.18	0.28	(0.16)	–	(0.16)
11/30/2011	4.67	0.11	(0.03)	0.08	(0.17)	(0.03)	(0.20)
Class F
11/30/2015	4.50	0.11	(0.08)	0.03	(0.18)	–	(0.18)
11/30/2014	4.57	0.11	–	0.11	(0.17)	(0.01)	(0.18)
11/30/2013	4.64	0.11	(0.01)	0.10	(0.17)	– (c)	(0.17)
11/30/2012	4.52	0.13	0.18	0.31	(0.19)	–	(0.19)
11/30/2011	4.64	0.15	(0.03)	0.12	(0.21)	(0.03)	(0.24)
Class I
11/30/2015	4.50	0.11	(0.08)	0.03	(0.18)	–	(0.18)
11/30/2014	4.57	0.11	0.01	0.12	(0.18)	(0.01)	(0.19)
11/30/2013	4.64	0.11	– (c)	0.11	(0.18)	– (c)	(0.18)
11/30/2012	4.52	0.14	0.18	0.32	(0.20)	–	(0.20)
11/30/2011	4.64	0.15	(0.03)	0.12	(0.21)	(0.03)	(0.24)
Class R2
11/30/2015	4.50	0.08	(0.08)	–	(0.15)	–	(0.15)
11/30/2014	4.58	0.08	–	0.08	(0.15)	(0.01)	(0.16)
11/30/2013	4.65	0.09	(0.01)	0.08	(0.15)	– (c)	(0.15)
11/30/2012	4.53	0.11	0.18	0.29	(0.17)	–	(0.17)
11/30/2011	4.64	0.13	(0.03)	0.10	(0.18)	(0.03)	(0.21)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount is less than $0.01.

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:		Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$4.35	0.46	0.60	2.29	$11,609,287	58.69
11/30/2014	4.50	2.30	0.59	2.23	13,157,575	59.63
11/30/2013	4.57	1.98	0.58	2.29	13,290,303	71.14
11/30/2012	4.65	6.91	0.59	2.84	11,281,965	92.83
11/30/2011	4.53	2.58	0.59	3.18	7,174,057	113.45
Class B
11/30/2015	4.36	(0.10)	1.40	1.50	18,795	58.69
11/30/2014	4.50	1.27	1.39	1.45	25,984	59.63
11/30/2013	4.58	1.40	1.38	1.51	31,667	71.14
11/30/2012	4.65	6.07	1.39	2.11	38,596	92.83
11/30/2011	4.53	1.56	1.39	2.42	42,947	113.45
Class C
11/30/2015	4.38	(0.16)	1.25	1.65	7,143,036	58.69
11/30/2014	4.53	1.63	1.26	1.57	8,058,228	59.63
11/30/2013	4.60	1.51	1.27	1.60	8,127,184	71.14
11/30/2012	4.67	6.17	1.27	2.16	7,254,175	92.83
11/30/2011	4.55	1.63	1.32	2.46	4,608,098	113.45
Class F
11/30/2015	4.35	0.57	0.50	2.39	11,321,563	58.69
11/30/2014	4.50	2.40	0.49	2.33	12,099,079	59.63
11/30/2013	4.57	2.30	0.48	2.38	9,140,966	71.14
11/30/2012	4.64	7.02	0.49	2.93	7,293,545	92.83
11/30/2011	4.52	2.45	0.49	3.27	3,853,610	113.45
Class I
11/30/2015	4.35	0.66	0.40	2.48	4,487,861	58.69
11/30/2014	4.50	2.50	0.39	2.42	4,461,188	59.63
11/30/2013	4.57	2.40	0.39	2.47	3,341,231	71.14
11/30/2012	4.64	7.12	0.39	2.99	1,888,389	92.83
11/30/2011	4.52	2.55	0.39	3.35	642,022	113.45
Class R2
11/30/2015	4.35	0.07	1.00	1.90	21,602	58.69
11/30/2014	4.50	1.68	0.99	1.84	19,241	59.63
11/30/2013	4.58	1.81	0.98	1.90	13,412	71.14
11/30/2012	4.65	6.49	0.99	2.45	10,575	92.83
11/30/2011	4.53	2.18	0.99	2.78	4,883	113.45

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
11/30/2015	$4.50	$0.09	$(0.08)	$0.01	$(0.16)	$–	$(0.16)
11/30/2014	4.58	0.09	(0.01)	0.08	(0.15)	(0.01)	(0.16)
11/30/2013	4.65	0.09	– (c)	0.09	(0.16)	– (c)	(0.16)
11/30/2012	4.53	0.12	0.18	0.30	(0.18)	–	(0.18)
11/30/2011	4.65	0.13	(0.03)	0.10	(0.19)	(0.03)	(0.22)
Class R4
6/30/2015 to 11/30/2015(d)	4.44	0.04	(0.05)	(0.01)	(0.07)	–	(0.07)
Class R5
6/30/2015 to 11/30/2015(d)	4.43	0.05	(0.06)	(0.01)	(0.07)	–	(0.07)
Class R6
6/30/2015 to 11/30/2015(d)	4.43	0.05	(0.05)	–	(0.08)	–	(0.08)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount is less than $0.01.

(d)	Commenced on June 30, 2015.

(e)	Not annualized.

(f)	Annualized.

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R3
11/30/2015	$4.35	0.17		0.90		2.00		$214,469	58.69
11/30/2014	4.50	1.78		0.89		1.94		147,249	59.63
11/30/2013	4.58	1.91		0.88		2.00		107,003	71.14
11/30/2012	4.65	6.61		0.88		2.53		53,635	92.83
11/30/2011	4.53	2.09		0.87		2.94		17,885	113.45
Class R4
6/30/2015 to 11/30/2015(d)	4.36	(0.23	)(e)	0.64	(f)	2.40	(f)	197	58.69
Class R5
6/30/2015 to 11/30/2015(d)	4.35	(0.14	)(e)	0.40	(f)	2.46	(f)	118	58.69
Class R6
6/30/2015 to 11/30/2015(d)	4.35	(0.10	)(e)	0.35	(f)	2.57	(f)	223,498	58.69

PROSPECTUS – SHORT DURATION INCOME FUND

TOTAL RETURN FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2015	$10.66	$0.22	$(0.23)	$(0.01)	$(0.30)	$(0.06)	$(0.36)
11/30/2014	10.36	0.22	0.40	0.62	(0.32)	–	(0.32)
11/30/2013	11.00	0.22	(0.31)	(0.09)	(0.32)	(0.23)	(0.55)
11/30/2012	10.94	0.25	0.66	0.91	(0.38)	(0.47)	(0.85)
11/30/2011	11.26	0.32	0.22	0.54	(0.41)	(0.45)	(0.86)
Class B
11/30/2015	10.65	0.14	(0.24)	(0.10)	(0.22)	(0.06)	(0.28)
11/30/2014	10.34	0.13	0.41	0.54	(0.23)	–	(0.23)
11/30/2013	10.98	0.14	(0.31)	(0.17)	(0.24)	(0.23)	(0.47)
11/30/2012	10.93	0.17	0.64	0.81	(0.29)	(0.47)	(0.76)
11/30/2011	11.25	0.23	0.22	0.45	(0.32)	(0.45)	(0.77)
Class C
11/30/2015	10.65	0.15	(0.23)	(0.08)	(0.23)	(0.06)	(0.29)
11/30/2014	10.35	0.15	0.40	0.55	(0.25)	–	(0.25)
11/30/2013	10.99	0.15	(0.31)	(0.16)	(0.25)	(0.23)	(0.48)
11/30/2012	10.93	0.19	0.65	0.84	(0.31)	(0.47)	(0.78)
11/30/2011	11.25	0.25	0.22	0.47	(0.34)	(0.45)	(0.79)
Class F
11/30/2015	10.66	0.23	(0.23)	–	(0.31)	(0.06)	(0.37)
11/30/2014	10.36	0.23	0.40	0.63	(0.33)	–	(0.33)
11/30/2013	10.99	0.23	(0.30)	(0.07)	(0.33)	(0.23)	(0.56)
11/30/2012	10.94	0.27	0.64	0.91	(0.39)	(0.47)	(0.86)
11/30/2011	11.26	0.33	0.22	0.55	(0.42)	(0.45)	(0.87)
Class I
11/30/2015	10.68	0.24	(0.23)	0.01	(0.32)	(0.06)	(0.38)
11/30/2014	10.38	0.24	0.40	0.64	(0.34)	–	(0.34)
11/30/2013	11.02	0.25	(0.32)	(0.07)	(0.34)	(0.23)	(0.57)
11/30/2012	10.96	0.28	0.65	0.93	(0.40)	(0.47)	(0.87)
11/30/2011	11.28	0.34	0.22	0.56	(0.43)	(0.45)	(0.88)
Class P
11/30/2015	10.71	0.20	(0.24)	(0.04)	(0.27)	(0.06)	(0.33)
11/30/2014	10.40	0.19	0.41	0.60	(0.29)	–	(0.29)
11/30/2013	11.05	0.20	(0.32)	(0.12)	(0.30)	(0.23)	(0.53)
11/30/2012	10.99	0.23	0.65	0.88	(0.35)	(0.47)	(0.82)
11/30/2011	11.31	0.30	0.22	0.52	(0.39)	(0.45)	(0.84)
Class R2
11/30/2015	10.66	0.18	(0.23)	(0.05)	(0.26)	(0.06)	(0.32)
11/30/2014	10.36	0.18	0.39	0.57	(0.27)	–	(0.27)
11/30/2013	11.00	0.18	(0.31)	(0.13)	(0.28)	(0.23)	(0.51)
11/30/2012	10.94	0.21	0.66	0.87	(0.34)	(0.47)	(0.81)
11/30/2011	11.26	0.27	0.23	0.50	(0.37)	(0.45)	(0.82)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2015	$10.29	(0.12)	0.68	0.83	2.11	$1,224,398	433.71
11/30/2014	10.66	6.02	0.82	0.84	2.06	928,445	466.14
11/30/2013	10.36	(0.81)	0.85	0.85	2.11	859,225	600.61
11/30/2012	11.00	8.73	0.86	0.86	2.36	957,408	575.52
11/30/2011	10.94	5.16	0.83	0.83	2.94	766,312	607.17
Class B
11/30/2015	10.27	(1.01)	1.48	1.63	1.30	11,462	433.71
11/30/2014	10.65	5.29	1.62	1.64	1.27	15,638	466.14
11/30/2013	10.34	(1.60)	1.65	1.65	1.32	19,112	600.61
11/30/2012	10.98	7.76	1.66	1.66	1.57	27,590	575.52
11/30/2011	10.93	4.28	1.63	1.63	2.13	32,566	607.17
Class C
11/30/2015	10.28	(0.77)	1.32	1.47	1.46	199,731	433.71
11/30/2014	10.65	5.36	1.44	1.47	1.43	177,975	466.14
11/30/2013	10.35	(1.46)	1.50	1.50	1.46	171,890	600.61
11/30/2012	10.99	8.04	1.50	1.50	1.71	218,986	575.52
11/30/2011	10.93	4.48	1.48	1.48	2.30	178,761	607.17
Class F
11/30/2015	10.29	(0.02)	0.58	0.73	2.20	548,514	433.71
11/30/2014	10.66	6.12	0.71	0.74	2.15	519,591	466.14
11/30/2013	10.36	(0.62)	0.75	0.75	2.21	339,551	600.61
11/30/2012	10.99	8.74	0.76	0.76	2.50	579,330	575.52
11/30/2011	10.94	5.26	0.73	0.73	3.08	741,101	607.17
Class I
11/30/2015	10.31	0.08	0.48	0.63	2.31	299,438	433.71
11/30/2014	10.68	6.22	0.60	0.64	2.25	193,343	466.14
11/30/2013	10.38	(0.60)	0.65	0.65	2.32	81,974	600.61
11/30/2012	11.02	8.94	0.66	0.66	2.54	70,778	575.52
11/30/2011	10.96	5.36	0.63	0.63	3.16	36,987	607.17
Class P
11/30/2015	10.34	(0.35)	0.93	1.08	1.86	2,754	433.71
11/30/2014	10.71	5.84	1.07	1.09	1.81	2,954	466.14
11/30/2013	10.40	(1.13)	1.10	1.10	1.86	3,077	600.61
11/30/2012	11.05	8.44	1.11	1.11	2.17	4,173	575.52
11/30/2011	10.99	4.89	1.08	1.08	2.74	7,987	607.17
Class R2
11/30/2015	10.29	(0.52)	1.08	1.23	1.72	6,070	433.71
11/30/2014	10.66	5.60	1.21	1.24	1.66	3,985	466.14
11/30/2013	10.36	(1.20)	1.25	1.25	1.72	3,136	600.61
11/30/2012	11.00	8.30	1.26	1.26	1.98	3,749	575.52
11/30/2011	10.94	4.74	1.23	1.23	2.53	4,567	607.17

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
11/30/2015	$10.66	$0.19	$(0.23)	$(0.04)	$(0.27)	$(0.06)	$(0.33)
11/30/2014	10.35	0.19	0.40	0.59	(0.28)	–	(0.28)
11/30/2013	11.00	0.19	(0.32)	(0.13)	(0.29)	(0.23)	(0.52)
11/30/2012	10.94	0.22	0.66	0.88	(0.35)	(0.47)	(0.82)
11/30/2011	11.26	0.29	0.22	0.51	(0.38)	(0.45)	(0.83)
Class R4
6/30/2015 to 11/30/2015(c)	10.41	0.10	(0.10)	–	(0.12)	–	(0.12)
Class R5
6/30/2015 to 11/30/2015(c)	10.43	0.10	(0.10)	–	(0.13)	–	(0.13)
Class R6
6/30/2015 to 11/30/2015(c)	10.43	0.12	(0.11)	0.01	(0.14)	–	(0.14)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on June 30, 2015.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R3
11/30/2015	$10.29	(0.41)		0.97		1.13		1.83		$130,149	433.71
11/30/2014	10.66	5.81		1.11		1.14		1.77		67,975	466.14
11/30/2013	10.35	(1.20)		1.15		1.15		1.82		54,287	600.61
11/30/2012	11.00	8.42		1.16		1.16		2.06		51,258	575.52
11/30/2011	10.94	4.86		1.12		1.12		2.64		37,931	607.17
Class R4
6/30/2015 to 11/30/2015(c)	10.29	0.03	(d)	0.68	(e)	0.89	(e)	2.33	(e)	986	433.71
Class R5
6/30/2015 to 11/30/2015(c)	10.30	0.13	(d)	0.47	(e)	0.63	(e)	2.36	(e)	20	433.71
Class R6
6/30/2015 to 11/30/2015(c)	10.30	0.09	(d)	0.34	(e)	0.51	(e)	2.69	(e)	7,867	433.71

PROSPECTUS – TOTAL RETURN FUND

APPENDIX A: UNDERLYING FUNDS OF THE FUNDS-OF-FUNDS

The underlying funds have their own investment objectives and policies. These funds currently consist of:

•	Lord Abbett Affiliated Fund (“Affiliated Fund”)

•	Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”)

•	Lord Abbett Calibrated Large Cap Value Fund (“Calibrated Large Cap Value Fund”)

•	Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”)

•	Lord Abbett Convertible Fund (“Convertible Fund”)

•	Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)

•	Lord Abbett Developing Growth Fund (“Developing Growth Fund”)

•	Lord Abbett Emerging Markets Corporate Debt Fund (“Emerging Markets Corporate Debt Fund”)

•	Lord Abbett Emerging Markets Currency Fund (“Emerging Markets Currency Fund”)

•	Lord Abbett Emerging Markets Local Bond Fund (“Emerging Markets Local Bond Fund”)

•	Lord Abbett Floating Rate Fund (“Floating Rate Fund”)

•	Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)

•	Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)

•	Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”)

•	Lord Abbett High Yield Fund (“High Yield Fund”)

•	Lord Abbett High Yield Municipal Bond Fund (“High Yield Municipal Bond Fund”)

•	Lord Abbett Income Fund (“Income Fund”)

•	Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)

•	Lord Abbett International Core Equity Fund (“International Core Equity Fund”)

APPENDIX

•	Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)

•	Lord Abbett International Opportunities Fund (“International Opportunities Fund”)

•	Lord Abbett Mid Cap Stock Fund (“Mid Cap Stock Fund”)

•	Lord Abbett National Tax Free Fund (“National Tax Free Fund”)

•	Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)

•	Lord Abbett Total Return Fund (“Total Return Fund”)

•	Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)

Each Fund-of-Funds may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the underlying funds (denoted by an “X”) in which each Fund-of-Funds may invest. Each Fund-of-Funds may change the amounts allocated to any or all of the underlying funds in which it may invest at any time without prior shareholder approval or notice.

APPENDIX

	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund	Multi-Asset Growth Fund	Multi-Asset Income Fund

U.S. Equity Funds

Affiliated Fund	X	X	X	X

Calibrated Dividend Growth Fund		X	X	X

Calibrated Large Cap Value Fund	X	X	X	X

Calibrated Mid Cap Value Fund	X	X	X	X

Developing Growth Fund	X		X

Fundamental Equity Fund	X	X	X	X

Growth Leaders Fund	X	X	X	X

Growth Opportunities Fund	X	X	X	X

Mid Cap Stock Fund	X	X	X	X

Value Opportunities Fund	X		X

International Equity Funds

International Core Equity Fund	X	X	X	X

International Dividend Income Fund	X	X	X	X

International Opportunities Fund	X		X

International Fixed Income Fund

Emerging Markets Corporate Debt Fund		X	X	X

Emerging Markets Currency Fund		X	X	X

Emerging Markets Local Bond Fund		X	X	X

U.S. Fixed Income Funds

Convertible Fund		X	X	X

Core Fixed Income Fund		X	X	X

Floating Rate Fund		X	X	X

High Yield Fund		X	X	X

High Yield Municipal Bond Fund		X	X	X

Income Fund		X	X	X

Inflation Focused Fund		X	X	X

National Tax Free Fund		X	X	X

Short Duration Income Fund		X	X	X

Total Return Fund		X	X	X

The following is a concise description of the investment objectives and practices of each underlying fund in which the Funds-of-Funds may invest. No offer is made in this prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor at 888-522-2388 or visit our website at www.lordabbett.com.

APPENDIX

Affiliated Fund

Seeks long-term growth and current income by investing in undervalued, dividend-paying equity securities of large companies.

Calibrated Dividend Growth Fund

Seeks total return by investing principally in undervalued large and mid-sized companies with a history of growing dividends. Uses fundamental research and quantitative analysis.

Calibrated Large Cap Value Fund

Seeks total return by investing principally in undervalued large, established U.S. and foreign companies. Uses fundamental research and quantitative analysis.

Calibrated Mid Cap Value Fund

Seeks total return by investing principally in undervalued mid-sized U.S. and foreign companies. Uses fundamental research and quantitative analysis.

Convertible Fund

Seeks current income and the opportunity for capital appreciation to produce a high total return by investing in convertible securities that are believed to be undervalued.

Core Fixed Income Fund

Seeks current income generation and the opportunity for capital appreciation by investing in U.S. investment grade corporate, government, and mortgage- and asset-backed securities.

Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

Emerging Markets Corporate Debt Fund

Seeks total return by investing primarily in emerging market corporate debt securities.

APPENDIX

Emerging Markets Currency Fund

Seeks high total return by investing in forward currency contracts and corporate and government bonds of issuers located in developing markets. Focuses on the developing markets of Asia, Africa, the Middle East, Latin America, and Europe.

Emerging Markets Local Bond Fund

Seeks total return by investing primarily in emerging market debt securities and other instruments denominated in local currencies.

Floating Rate Fund

Seeks a high level of current income by investing in a variety of below investment grade loans. Emphasizes senior floating rate loans, with limited exposure to secured and unsecured subordinated loans, second-lien loans, and subordinated bridge loans.

Fundamental Equity Fund

Seeks long-term growth of capital by investing in the common stocks of a wide range of U.S. and multinational companies that are believed to be undervalued. Maintains the majority of its investments in the stocks of large cap companies.

Growth Leaders Fund

Seeks capital appreciation by investing in equity securities of U.S. and foreign companies demonstrating above-average, long-term growth potential in all market capitalization ranges.

Growth Opportunities Fund

Seeks long-term growth by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

High Yield Fund

Seeks current income generation and the opportunity for capital appreciation by investing in high yield corporate bonds. Aims to capitalize on the substantial yield advantage that lower-rated corporate debt securities potentially provide.

APPENDIX

High Yield Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing in lower-rated municipal bonds.

Income Fund

Seeks a high level of income by investing in a wide range of fixed income securities with an emphasis on high quality securities. Emphasizes investment grade corporate bonds, U.S. government securities, and mortgage- and asset-backed securities, with select exposure to high yield and emerging market debt securities and currencies.

Inflation Focused Fund

Seeks to provide investment returns that exceed the rate of inflation in the U.S. economy by investing in inflation-linked derivatives and inflation-indexed fixed income securities. Also seeks current income.

International Core Equity Fund

Seeks long-term capital appreciation by investing in foreign companies that are believed to be undervalued. Uses fundamental research and global sector research to identify potential investment opportunities.

International Dividend Income Fund

Seeks long-term capital growth and current income by investing in international stocks with high yields, sustainable dividends, and below-average valuations.

International Opportunities Fund

Seeks a high level of total return by investing in small to medium sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

Mid Cap Stock Fund

Seeks long-term growth by investing in U.S. mid cap value stocks. Focuses on undervalued mid-sized companies with strong fundamentals and proven operating histories.

National Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

APPENDIX

Short Duration Income Fund

Seeks a high level of current income consistent with preservation of capital, with potentially less interest rate sensitivity and volatility than funds that invest in longer duration bonds. Focuses on a variety of short duration investment grade and high yield debt securities, U.S. government securities, and mortgage- and other asset-backed debt securities, with limited exposure to non-U.S. debt securities and senior loans.

Total Return Fund

Seeks current income generation and the opportunity for capital appreciation by investing in a wide range of fixed income securities with an emphasis on high quality securities. Focuses on U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select exposure to high yield, emerging market, and convertible debt securities.

Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap value companies that are believed to be undervalued.

APPENDIX

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Funds’ annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Investment Trust
 Lord Abbett Diversified Equity Strategy Fund
 Lord Abbett Multi-Asset Balanced Opportunity Fund
 Lord Abbett Multi-Asset Growth Fund
 Lord Abbett Multi-Asset Income Fund
 Lord Abbett Convertible Fund
 Lord Abbett Core Fixed Income Fund
 Lord Abbett Core Plus Bond Fund
 Lord Abbett Floating Rate Fund
 Lord Abbett High Yield Fund
 Lord Abbett Income Fund
 Lord Abbett Inflation Focused Fund
 Lord Abbett Short Duration Income Fund
 Lord Abbett Total Return Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LAIT-I-1 (06/16)

Investment Company Act File Number: 811-07988